UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2018

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
MARCH 31, 2018

AC Alternatives® Market Neutral Value Fund
Investor Class (ACVVX)
I Class (ACVKX)
A Class (ACVQX)
C Class (ACVHX)
R Class (ACVWX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACVVX	-2.36%	2.13%	2.57%	10/31/11
Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index	—	1.05%	0.30%	0.25%	—
I Class	ACVKX	-2.15%	2.35%	2.79%	10/31/11
A Class	ACVQX				10/31/11
No sales charge		-2.58%	1.90%	2.32%
With sales charge		-8.21%	0.70%	1.38%
C Class	ACVHX	-3.39%	1.12%	1.55%	10/31/11
R Class	ACVWX	-2.91%	1.62%	2.06%	10/31/11
Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $11,770

Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index — $10,160

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
3.96%	3.76%	4.21%	4.96%	4.46%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Phil Davidson, Michael Liss, Kevin Toney, Brian Woglom, and Dan Gruemmer

Performance Summary

AC Alternatives Market Neutral Value declined -2.36%* for the fiscal year ended March 31, 2018, compared with the 1.05% return of its benchmark, the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index. The fund's return reflects operating expenses, while the index's return does not.

The foundation of the strategy is to pair long positions in more undervalued companies with short positions in overvalued companies. We believe this helps reduce the risk inherent in long/short strategies. Over the past 12-month period, however, our portfolio produced negative returns as investors’ preference for growth and momentum pressured many of our pairs.

Key Detractors

Among the top detractors from performance was a pair consisting of a long position in the Consumer Discretionary Select Sector SPDR Fund and a short position in Avis Budget Group. The short position in Avis negatively affected the portfolio’s performance as investors rewarded the stock on news of an opportunity to manage a growing fleet of autonomous vehicles. Additionally, following the hurricanes that hit in the fall of 2017, the stock benefited from diminished concerns regarding the supply/demand gap in the used car market. We continued to hold a short position in Avis because we believe the company’s high level of debt will exacerbate its overextended capacity issues, which will only be compounded by increasing threats to the rental car industry.

Our Alaska Air Group (long) and American Airlines Group (short) pair also weighed on returns. When Alaska Air Group reported its fiscal fourth-quarter results, the company provided disappointing revenue per available seat mile guidance as it worked to integrate its acquisition of Virgin America and optimize its route structure. On the other hand, American Airlines Group’s stock rose after it provided guidance above expectations.

Zimmer Biomet Holdings (long) and Stryker (short) comprise a pair of medical device companies that detracted from performance. Zimmer’s stock declined due to weak guidance, while Stryker’s stock rose due to positive earnings and guidance. We increased the weight in this pair based on the greater valuation gap between these two stocks and on our belief that the valuation gap will close.

Key Contributors

Some of the portfolio’s top-performing pairs were in the industrials sector. This included a pair consisting of a long position in W.W. Grainger, a supplier of industrial supplies and equipment, and a short position in Fastenal Company, a fastener distributor. Our long position in W.W. Grainger drove this pair’s strong performance. In January of 2018, W.W. Grainger reported fiscal fourth-quarter results that showed a stronger-than-expected gain in volumes and a smaller-than-expected decline in margins as a result of the company lowering its prices in the U.S. The company also provided 2018 guidance that exceeded expectations.

A long position in Hubbell, an electrical equipment company, paired with a short position in industrial conglomerate General Electric (GE), also buoyed returns. Hubbell’s stock outperformed

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

as its management team continued to drive stable, above-average growth. Additionally, the market expects Hubbell’s recent acquisition of Aclara Technologies to be cash accretive in 2018. The short position in GE also positively impacted performance as its stock declined. GE’s stock was pressured by various headwinds, including fundamental challenges in its power division, a change in CEO, a 50% dividend cut, and lowered earnings expectations for 2018. Due to GE’s significant underperformance and the narrowing of the valuation spread between Hubbell and GE, we swapped into a long GE position in December of 2017.

Our Walmart (long) and Costco Wholesale (short) pairing was beneficial as well. These companies have similar business models and are subject to similar secular trends and competition. We held the pair because a meaningful valuation discrepancy existed between the two stocks. The driver behind this pair’s strong performance was our long position in Walmart. Its stock rose substantially during the fourth quarter of 2017 as it announced strong quarterly results, reiterated guidance to grow earnings by 5% in 2018, and showcased its technology enhancements to validate its e-commerce platform.

Portfolio Positioning

AC Alternatives Market Neutral Value is designed to address several secular financial planning trends, including the need for an alternative to cash in a low interest rate environment, diversification resulting from not being correlated to equity markets, low volatility exposure, and a hedge against a rise in inflation and/or interest rates.

We continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. We look for securities of companies that we believe are misvalued on both the long and short side of the market with consideration for both upside potential and downside risk. The portfolio’s current positioning reflects the individual opportunities identified by our team.

Fund Characteristics

MARCH 31, 2018
Top Ten Long Holdings	% of net assets
Consumer Discretionary Select Sector SPDR Fund	4.22%
iShares U.S. Real Estate ETF	2.75%
Microchip Technology, Inc. (Convertible)	2.50%
Ralph Lauren Corp.	2.45%
Royal Dutch Shell plc, Class A ADR	2.39%
HEICO Corp., Class A	2.21%
Michael Kors Holdings Ltd.	2.17%
Cummins, Inc.	2.14%
Discover Financial Services	2.11%
Medtronic plc	2.06%

Top Ten Short Holdings	% of net assets
Stryker Corp.	(3.57)%
Costco Wholesale Corp.	(3.44)%
Fastenal Co.	(2.58)%
Avis Budget Group, Inc.	(2.55)%
American Airlines Group, Inc.	(2.44)%
Microchip Technology, Inc.	(2.42)%
NIKE, Inc., Class B	(2.37)%
HEICO Corp.	(2.19)%
Deere & Co.	(2.05)%
Lululemon Athletica, Inc.	(1.89)%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	72.8%
Foreign Common Stocks*	7.6%
Exchange-Traded Funds	9.2%
Convertible Bonds	2.5%
Domestic Common Stocks Sold Short	(76.0)%
Foreign Common Stocks Sold Short*	(8.3)%
Exchange-Traded Funds Sold Short	(7.6)%
Temporary Cash Investments	6.6%
Other Assets and Liabilities	93.2%**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Amount relates primarily to deposits for securities sold short at period end.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$989.30	$18.10	3.65%
I Class	$1,000	$990.40	$17.12	3.45%
A Class	$1,000	$988.10	$19.33	3.90%
C Class	$1,000	$983.50	$23.00	4.65%
R Class	$1,000	$986.00	$20.55	4.15%
Hypothetical
Investor Class	$1,000	$1,006.73	$18.26	3.65%
I Class	$1,000	$1,007.73	$17.27	3.45%
A Class	$1,000	$1,005.49	$19.50	3.90%
C Class	$1,000	$1,001.75	$23.21	4.65%
R Class	$1,000	$1,004.24	$20.74	4.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2018

	Shares/ Principal Amount	Value
COMMON STOCKS — 80.4%
Aerospace and Defense — 5.2%
BAE Systems plc	810,760	$6,622,658
HEICO Corp., Class A(1)	165,063	11,711,220
L3 Technologies, Inc.(1)	44,610	9,278,880
		27,612,758
Air Freight and Logistics — 0.2%
United Parcel Service, Inc., Class B	12,990	1,359,533
Airlines — 2.9%
Alaska Air Group, Inc.(1)	115,300	7,143,988
Southwest Airlines Co.(1)	142,870	8,183,593
		15,327,581
Auto Components — 1.0%
Lear Corp.(1)	29,010	5,398,471
Automobiles — 1.9%
Ford Motor Co.	196,120	2,173,010
Harley-Davidson, Inc.	88,470	3,793,593
Honda Motor Co. Ltd. ADR	119,630	4,154,750
		10,121,353
Banks — 5.7%
Bank of Hawaii Corp.	26,260	2,182,206
Bank of the Ozarks, Inc.	100,020	4,827,965
BB&T Corp.(1)	147,700	7,686,308
PNC Financial Services Group, Inc. (The)	39,110	5,914,997
U.S. Bancorp	148,510	7,499,755
Wells Fargo & Co.	40,140	2,103,737
		30,214,968
Beverages — 1.6%
Boston Beer Co., Inc. (The), Class A(2)	28,410	5,370,910
PepsiCo, Inc.	30,800	3,361,820
		8,732,730
Biotechnology — 0.5%
Gilead Sciences, Inc.	34,740	2,619,049
Capital Markets — 1.0%
AllianceBernstein Holding LP	199,406	5,354,051
Commercial Services and Supplies — 0.4%
Republic Services, Inc.	30,160	1,997,497
Communications Equipment — 1.3%
F5 Networks, Inc.(2)	24,910	3,602,235
Juniper Networks, Inc.	145,900	3,549,747
		7,151,982
Consumer Finance — 2.1%
Discover Financial Services(1)	154,990	11,148,431
Containers and Packaging — 0.8%
Bemis Co., Inc.	49,440	2,151,629

	Shares/ Principal Amount	Value
Graphic Packaging Holding Co.	139,697	$2,144,349
		4,295,978
Electric Utilities — 1.2%
Edison International	49,628	3,159,318
Eversource Energy	50,480	2,974,282
		6,133,600
Electrical Equipment — 2.7%
Eaton Corp. plc(1)	133,160	10,640,816
Hubbell, Inc.	29,445	3,585,812
		14,226,628
Electronic Equipment, Instruments and Components — 0.7%
TE Connectivity Ltd.	34,830	3,479,517
Energy Equipment and Services — 0.8%
National Oilwell Varco, Inc.	45,380	1,670,438
Schlumberger Ltd.	42,157	2,730,930
		4,401,368
Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.	48,340	7,025,736
Food and Staples Retailing — 2.7%
Kroger Co. (The)	147,130	3,522,292
Walmart, Inc.	119,760	10,655,047
		14,177,339
Food Products — 2.0%
Conagra Brands, Inc.	74,190	2,736,127
General Mills, Inc.	96,040	4,327,563
J.M. Smucker Co. (The)	28,340	3,514,443
		10,578,133
Gas Utilities — 0.5%
Atmos Energy Corp.	29,230	2,462,335
Health Care Equipment and Supplies — 4.5%
Medtronic plc	135,810	10,894,678
Siemens Healthineers AG(2)	73,290	3,012,001
Zimmer Biomet Holdings, Inc.(1)	90,157	9,830,719
		23,737,398
Health Care Providers and Services — 0.7%
Cigna Corp.	21,640	3,629,894
Hotels, Restaurants and Leisure — 1.3%
Cheesecake Factory, Inc. (The)	109,230	5,267,071
McDonald's Corp.	10,350	1,618,533
		6,885,604
Household Durables — 0.3%
PulteGroup, Inc.	56,233	1,658,311
Industrial Conglomerates — 0.7%
General Electric Co.	265,820	3,583,254
Insurance — 3.0%
Chubb Ltd.	71,582	9,790,270
EMC Insurance Group, Inc.	42,636	1,154,583
MetLife, Inc.	83,283	3,821,857
ProAssurance Corp.	22,030	1,069,556
		15,836,266

	Shares/ Principal Amount	Value
Internet Software and Services — 0.4%
Alphabet, Inc., Class C(2)	1,840	$1,898,494
IT Services — 0.6%
International Business Machines Corp.	19,270	2,956,596
Machinery — 7.9%
Allison Transmission Holdings, Inc.	105,320	4,113,799
Crane Co.(1)	94,780	8,789,897
Cummins, Inc.	69,820	11,317,124
Dover Corp.	32,069	3,149,817
IMI plc	369,770	5,612,543
Ingersoll-Rand plc	35,540	3,039,025
Rexnord Corp.(2)	199,463	5,920,062
		41,942,267
Multiline Retail — 0.7%
Target Corp.	53,810	3,736,028
Oil, Gas and Consumable Fuels — 4.9%
Anadarko Petroleum Corp.	23,120	1,396,679
BP Midstream Partners LP	284,918	5,082,937
Enterprise Products Partners LP	84,450	2,067,336
EQT Corp.	53,810	2,556,513
EQT Midstream Partners LP	33,630	1,985,179
Royal Dutch Shell plc, Class A ADR	198,335	12,655,757
		25,744,401
Pharmaceuticals — 1.7%
Pfizer, Inc.(1)	252,279	8,953,382
Road and Rail — 1.4%
Norfolk Southern Corp.	15,490	2,103,232
Union Pacific Corp.	38,470	5,171,522
		7,274,754
Semiconductors and Semiconductor Equipment — 3.0%
Cirrus Logic, Inc.(2)	104,559	4,248,232
KLA-Tencor Corp.	43,970	4,793,170
Lam Research Corp.	21,839	4,436,811
Maxim Integrated Products, Inc.	43,070	2,593,675
		16,071,888
Software — 1.3%
Microsoft Corp.	29,246	2,669,282
Oracle Corp. (New York)	96,930	4,434,548
		7,103,830
Specialty Retail — 2.0%
L Brands, Inc.	282,360	10,788,976
Textiles, Apparel and Luxury Goods — 6.9%
Burberry Group plc	247,370	5,890,910
Gildan Activewear, Inc.	90,630	2,617,567
Hanesbrands, Inc.	109,920	2,024,726
Michael Kors Holdings Ltd.(2)	185,250	11,500,320
Ralph Lauren Corp.(1)	116,190	12,990,042
Wolverine World Wide, Inc.	52,145	1,506,991
		36,530,556

	Shares/ Principal Amount	Value
Trading Companies and Distributors — 2.6%
MSC Industrial Direct Co., Inc., Class A	74,650	$6,846,152
W.W. Grainger, Inc.	24,320	6,864,806
		13,710,958
TOTAL COMMON STOCKS (Cost $382,105,404)		425,861,895
EXCHANGE-TRADED FUNDS — 9.2%
Consumer Discretionary Select Sector SPDR Fund	220,304	22,314,592
iShares Russell 1000 Value ETF	69,213	8,302,791
iShares TIPS Bond ETF	29,480	3,332,714
iShares U.S. Real Estate ETF	192,550	14,531,749
TOTAL EXCHANGE-TRADED FUNDS (Cost $45,051,413)		48,481,846
CONVERTIBLE BONDS — 2.5%
Semiconductors and Semiconductor Equipment — 2.5%
Microchip Technology, Inc., 1.625%, 2/15/25 (Cost $7,475,345)	$7,464,000	13,252,220
TEMPORARY CASH INVESTMENTS — 6.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $19,519,045), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $19,096,032)		19,092,956
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 11/15/24, valued at $16,236,219), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $15,918,309)		15,917,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	19,106	19,106
TOTAL TEMPORARY CASH INVESTMENTS (Cost $35,029,062)		35,029,062
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 98.7% (Cost $469,661,224)		522,625,023
SECURITIES SOLD SHORT — (91.9)%
COMMON STOCKS SOLD SHORT — (84.3)%
Aerospace and Defense — (5.5)%
HEICO Corp.	(133,697)	(11,606,237)
Northrop Grumman Corp.	(22,800)	(7,959,936)
Raytheon Co.	(19,790)	(4,271,078)
Rolls-Royce Holdings plc	(438,780)	(5,374,326)
		(29,211,577)
Air Freight and Logistics — (0.3)%
FedEx Corp.	(5,790)	(1,390,237)
Airlines — (2.9)%
American Airlines Group, Inc.	(248,500)	(12,912,060)
Spirit Airlines, Inc.	(63,880)	(2,413,386)
		(15,325,446)
Automobiles — (2.2)%
General Motors Co.	(118,357)	(4,301,093)
Tesla, Inc.	(28,590)	(7,608,657)
		(11,909,750)
Banks — (5.8)%
Citizens Financial Group, Inc.	(61,760)	(2,592,685)
Comerica, Inc.	(44,150)	(4,235,309)

	Shares/ Principal Amount	Value
KeyCorp	(372,338)	$(7,279,208)
M&T Bank Corp.	(18,840)	(3,473,342)
Regions Financial Corp.	(273,550)	(5,082,559)
Zions BanCorp.	(148,820)	(7,847,279)
		(30,510,382)
Beverages — (1.0)%
Constellation Brands, Inc., Class A	(24,340)	(5,547,573)
Capital Markets — (1.6)%
Eaton Vance Corp.	(95,000)	(5,288,650)
FactSet Research Systems, Inc.	(16,890)	(3,368,204)
		(8,656,854)
Commercial Services and Supplies — (0.4)%
Waste Management, Inc.	(23,500)	(1,976,820)
Consumer Finance — (2.3)%
American Express Co.	(31,960)	(2,981,229)
Capital One Financial Corp.	(94,510)	(9,055,948)
		(12,037,177)
Containers and Packaging — (0.4)%
Ball Corp.	(53,850)	(2,138,384)
Distributors — (0.9)%
Pool Corp.	(32,940)	(4,816,487)
Diversified Financial Services — (0.2)%
Berkshire Hathaway, Inc., Class B	(4,900)	(977,452)
Electric Utilities — (0.4)%
Southern Co. (The)	(45,383)	(2,026,805)
Electronic Equipment, Instruments and Components — (0.6)%
Amphenol Corp., Class A	(39,180)	(3,374,573)
Energy Equipment and Services — (0.8)%
Halliburton Co.	(93,785)	(4,402,268)
Equity Real Estate Investment Trusts (REITs) — (3.5)%
AvalonBay Communities, Inc.	(19,360)	(3,183,945)
Crown Castle International Corp.	(63,638)	(6,975,361)
Equity Residential	(54,840)	(3,379,241)
Essex Property Trust, Inc.	(14,210)	(3,420,063)
Simon Property Group, Inc.	(10,280)	(1,586,718)
		(18,545,328)
Food and Staples Retailing — (3.4)%
Costco Wholesale Corp.	(96,530)	(18,189,148)
Food Products — (2.6)%
Kraft Heinz Co. (The)	(153,933)	(9,588,487)
Nestle SA	(54,280)	(4,297,151)
		(13,885,638)
Health Care Equipment and Supplies — (5.4)%
Align Technology, Inc.	(19,200)	(4,821,696)
Becton Dickinson and Co.	(8,640)	(1,872,288)
Koninklijke Philips NV	(73,900)	(2,839,979)
Stryker Corp.	(117,280)	(18,872,697)
		(28,406,660)
Health Care Providers and Services — (0.7)%
Anthem, Inc.	(6,930)	(1,522,521)

	Shares/ Principal Amount	Value
UnitedHealth Group, Inc.	(9,110)	$(1,949,540)
		(3,472,061)
Hotels, Restaurants and Leisure — (2.1)%
Chipotle Mexican Grill, Inc.	(21,450)	(6,930,710)
MGM Resorts International	(114,600)	(4,013,292)
		(10,944,002)
Household Durables — (0.3)%
Toll Brothers, Inc.	(37,520)	(1,622,740)
Insurance — (3.0)%
Hartford Financial Services Group, Inc. (The)	(46,470)	(2,394,134)
Prudential Financial, Inc.	(36,203)	(3,748,821)
Travelers Cos., Inc. (The)	(36,610)	(5,083,665)
Unum Group	(27,440)	(1,306,418)
Zurich Insurance Group AG	(10,920)	(3,583,231)
		(16,116,269)
Internet and Direct Marketing Retail — (0.9)%
Amazon.com, Inc.	(3,220)	(4,660,435)
IT Services — (1.4)%
Gartner, Inc.	(62,160)	(7,311,259)
Leisure Products — (0.6)%
Polaris Industries, Inc.	(25,650)	(2,937,438)
Machinery — (10.0)%
Caterpillar, Inc.	(47,830)	(7,049,186)
CNH Industrial NV	(485,910)	(6,025,284)
Deere & Co.	(69,930)	(10,861,528)
ESCO Technologies, Inc.	(43,240)	(2,531,702)
Illinois Tool Works, Inc.	(20,520)	(3,214,663)
Parker-Hannifin Corp.	(33,010)	(5,645,700)
RBC Bearings, Inc.	(48,244)	(5,991,905)
Weir Group plc (The)	(198,930)	(5,575,540)
Xylem, Inc.	(79,960)	(6,150,523)
		(53,046,031)
Oil, Gas and Consumable Fuels — (2.4)%
Exxon Mobil Corp.	(82,850)	(6,181,439)
Royal Dutch Shell plc, Class B ADR	(36,810)	(2,412,159)
Valero Energy Corp.	(45,590)	(4,229,384)
		(12,822,982)
Paper and Forest Products — (0.4)%
International Paper Co.	(40,930)	(2,186,890)
Pharmaceuticals — (2.2)%
AstraZeneca plc ADR	(166,402)	(5,819,078)
Bristol-Myers Squibb Co.	(46,500)	(2,941,125)
Sanofi	(33,460)	(2,688,685)
		(11,448,888)
Real Estate Investment Trusts (REITs) — (0.6)%
Host Hotels & Resorts, Inc.	(167,090)	(3,114,558)
Road and Rail — (3.9)%
Avis Budget Group, Inc.	(288,264)	(13,502,286)
CSX Corp.	(129,880)	(7,235,615)
		(20,737,901)

	Shares/ Principal Amount	Value
Semiconductors and Semiconductor Equipment — (4.0)%
Analog Devices, Inc.	(91,510)	$(8,339,306)
Microchip Technology, Inc.	(139,960)	(12,786,746)
		(21,126,052)
Specialty Retail — (0.7)%
Tiffany & Co.	(36,279)	(3,543,007)
Textiles, Apparel and Luxury Goods — (8.3)%
Lululemon Athletica, Inc.	(112,192)	(9,998,551)
LVMH Moet Hennessy Louis Vuitton SE	(19,380)	(5,976,578)
NIKE, Inc., Class B	(188,896)	(12,550,250)
PVH Corp.	(40,160)	(6,081,429)
Under Armour, Inc., Class C	(230,840)	(3,312,554)
VF Corp.	(83,670)	(6,201,620)
		(44,120,982)
Trading Companies and Distributors — (2.6)%
Fastenal Co.	(249,860)	(13,639,857)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $407,279,882)		(446,179,911)
EXCHANGE-TRADED FUNDS SOLD SHORT — (7.6)%
Alerian MLP ETF	(956,981)	(8,966,912)
Industrial Select Sector SPDR Fund	(40,550)	(3,012,459)
iShares US Preferred Stock ETF	(89,110)	(3,346,972)
PowerShares QQQ Trust Series 1	(44,560)	(7,135,393)
SPDR S&P Oil & Gas Exploration & Production ETF	(116,050)	(4,087,281)
Technology Select Sector SPDR Fund	(111,314)	(7,282,162)
Utilities Select Sector SPDR Fund	(127,816)	(6,458,542)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $42,398,313)		(40,289,721)
TOTAL SECURITIES SOLD SHORT — (91.9)% (Proceeds $449,678,195)		(486,469,632)
OTHER ASSETS AND LIABILITIES(3) — 93.2%		493,142,179
TOTAL NET ASSETS — 100.0%		$529,297,570

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $108,448,886.

(2)	Non-income producing.

(3)	Amount relates primarily to deposits for securities sold short at period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $469,661,224)	$522,625,023
Deposits for securities sold short	493,639,363
Receivable for investments sold	25,581,376
Receivable for capital shares sold	410,725
Dividends and interest receivable	919,158
1,043,175,645

Liabilities
Securities sold short, at value (proceeds of $449,678,195)	486,469,632
Disbursements in excess of demand deposit cash	15,460
Payable for investments purchased	25,327,264
Payable for capital shares redeemed	981,428
Accrued management fees	699,283
Distribution and service fees payable	22,189
Dividend expense payable on securities sold short	362,819
513,878,075

Net Assets	$529,297,570

Net Assets Consist of:
Capital (par value and paid-in surplus)	$545,738,891
Accumulated net investment loss	(1,177,928)
Accumulated net realized loss	(31,436,041)
Net unrealized appreciation	16,172,648
$529,297,570

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$232,629,154	22,657,907	$10.27
I Class, $0.01 Par Value	$261,905,634	25,141,317	$10.42
A Class, $0.01 Par Value	$12,055,274	1,193,856	$10.10*
C Class, $0.01 Par Value	$22,628,526	2,361,901	$9.58
R Class, $0.01 Par Value	$78,982	7,959	$9.92
*Maximum offering price $10.72 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $272,768)	$12,794,123
Interest	4,519,518
17,313,641

Expenses:
Dividend expense on securities sold short	13,754,932
Management fees	11,578,871
Distribution and service fees:
A Class	59,601
C Class	292,155
R Class	391
Directors' fees and expenses	19,326
Other expenses	17,934
25,723,210
Fees waived(1)	(1,589,647)
24,133,563

Net investment income (loss)	(6,819,922)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	101,768,911
Securities sold short transactions	(93,626,882)
Forward foreign currency exchange contract transactions	(67,115)
Foreign currency translation transactions	2,425
8,077,339

Change in net unrealized appreciation (depreciation) on:
Investments	(17,129,583)
Securities sold short	39,822
Forward foreign currency exchange contracts	(129,692)
Translation of assets and liabilities in foreign currencies	785
(17,218,668)

Net realized and unrealized gain (loss)	(9,141,329)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,961,251)

(1)	Amount consists of $828,756, $628,055, $59,601, $73,039 and $196 for Investor Class, I Class, A Class, C Class and R Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$(6,819,922)	$(11,700,373)
Net realized gain (loss)	8,077,339	12,486,197
Change in net unrealized appreciation (depreciation)	(17,218,668)	18,412,884
Net increase (decrease) in net assets resulting from operations	(15,961,251)	19,198,708

Distributions to Shareholders
From net realized gains:
Investor Class	(6,698,830)	(10,130,104)
I Class	(5,587,919)	(4,651,007)
A Class	(365,770)	(3,199,654)
C Class	(638,486)	(920,441)
R Class	(1,837)	(3,174)
Decrease in net assets from distributions	(13,292,842)	(18,904,380)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(187,833,645)	270,349,369

Net increase (decrease) in net assets	(217,087,738)	270,643,697

Net Assets
Beginning of period	746,385,308	475,741,611
End of period	$529,297,570	$746,385,308

Accumulated net investment loss	$(1,177,928)	$(206,639)

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Market Neutral Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements on futures contracts and short sales.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended March 31, 2018, the investment advisor agreed to waive 0.25% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended March 31, 2018 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	1.90%	1.65%
I Class	1.70%	1.45%
A Class	1.90%	1.65%
C Class	1.90%	1.65%
R Class	1.90%	1.65%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $21,877,579 and $21,562,301, respectively. The effect of interfund transactions on the Statement of Operations was $1,217,266 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period ended March 31, 2018 were $1,892,066,641 and $1,883,534,584, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2018		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	240,000,000		160,000,000
Sold	14,653,809	$155,378,996	38,163,480	$409,848,107
Issued in reinvestment of distributions	640,969	6,627,618	953,814	10,053,201
Redeemed	(31,655,638)	(333,048,836)	(23,759,846)	(254,452,883)
	(16,360,860)	(171,042,222)	15,357,448	165,448,425
I Class/Shares Authorized	150,000,000		60,000,000
Sold	22,670,745	241,153,307	12,817,012	139,407,265
Issued in reinvestment of distributions	515,071	5,403,092	369,477	3,938,624
Redeemed	(15,002,218)	(159,752,059)	(7,696,378)	(83,354,520)
	8,183,598	86,804,340	5,490,111	59,991,369
A Class/Shares Authorized	70,000,000		50,000,000
Sold	864,634	9,018,952	7,205,999	76,907,509
Issued in reinvestment of distributions	35,896	365,419	307,598	3,199,016
Redeemed	(9,756,785)	(102,303,722)	(4,685,220)	(49,611,414)
	(8,856,255)	(92,919,351)	2,828,377	30,495,111
C Class/Shares Authorized	25,000,000		15,000,000
Sold	282,807	2,814,310	2,091,153	21,387,959
Issued in reinvestment of distributions	65,910	638,013	91,952	917,682
Redeemed	(1,427,910)	(14,089,402)	(782,225)	(7,938,502)
	(1,079,193)	(10,637,079)	1,400,880	14,367,139
R Class/Shares Authorized	10,000,000		10,000,000
Sold	4,087	41,696	6,544	68,556
Issued in reinvestment of distributions	184	1,837	309	3,174
Redeemed	(8,063)	(82,866)	(2,337)	(24,405)
	(3,792)	(39,333)	4,516	47,325
Net increase (decrease)	(18,116,502)	$(187,833,645)	25,081,332	$270,349,369

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$20,990,100	$6,622,658	—
Health Care Equipment and Supplies	20,725,397	3,012,001	—
Machinery	36,329,724	5,612,543	—
Textiles, Apparel and Luxury Goods	28,022,079	8,508,477	—
Other Industries	296,038,916	—	—
Exchange-Traded Funds	48,481,846	—	—
Convertible Bonds	—	13,252,220	—
Temporary Cash Investments	19,106	35,009,956	—
	$450,607,168	$72,017,855	—

Liabilities
Securities Sold Short
Common Stocks
Aerospace and Defense	$23,837,251	$5,374,326	—
Food Products	9,588,487	4,297,151	—
Health Care Equipment and Supplies	25,566,681	2,839,979	—
Insurance	12,533,038	3,583,231	—
Machinery	47,470,491	5,575,540	—
Pharmaceuticals	8,760,203	2,688,685	—
Textiles, Apparel and Luxury Goods	38,144,404	5,976,578	—
Other Industries	249,943,866	—	—
Exchange-Traded Funds	40,289,721	—	—
	$456,134,142	$30,335,490	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms.The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $31,568,943.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended March 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(67,115) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(129,692) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$6,768,945	$14,225,012
Long-term capital gains	$6,523,897	$4,679,368

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to net operating losses, were made to capital $(4,647,061), accumulated net investment loss $5,848,633, and accumulated net realized loss $(1,201,572).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$477,988,864
Gross tax appreciation of investments	$54,523,735
Gross tax depreciation of investments	(9,887,576)
Net tax appreciation (depreciation) of investments	44,636,159
Gross tax appreciation on securities sold short	—
Gross tax depreciation on securities sold short	(54,384,004)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(1,351)
Net tax appreciation (depreciation)	$(9,749,196)
Other book-to-tax adjustments	$(10,427,033)
Undistributed ordinary income	—
Accumulated long-term gains	$4,237,502
Late-year ordinary loss deferral	$(502,594)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$10.76	(0.12)	(0.13)	(0.25)	(0.24)	$10.27	(2.36)%	3.82%	4.07%	1.66%	(1.10)%	(1.35)%	307%	$232,629
2017	$10.73	(0.18)	0.49	0.31	(0.28)	$10.76	2.97%	3.68%	3.94%	1.64%	(1.65)%	(1.91)%	374%	$419,925
2016	$10.44	(0.19)	0.65	0.46	(0.17)	$10.73	4.42%	3.78%	4.08%	1.61%	(1.82)%	(2.12)%	679%	$253,885
2015	$10.22	(0.20)	0.62	0.42	(0.20)	$10.44	4.10%	3.88%	4.18%	1.60%	(1.95)%	(2.25)%	447%	$49,465
2014	$10.25	(0.04)	0.21	0.17	(0.20)	$10.22	1.69%	4.09%	4.39%	1.60%	(0.35)%	(0.65)%	521%	$49,665
I Class(3)
2018	$10.89	(0.09)	(0.14)	(0.23)	(0.24)	$10.42	(2.15)%	3.62%	3.87%	1.46%	(0.90)%	(1.15)%	307%	$261,906
2017	$10.83	(0.16)	0.50	0.34	(0.28)	$10.89	3.23%	3.48%	3.74%	1.44%	(1.45)%	(1.71)%	374%	$184,717
2016	$10.52	(0.16)	0.64	0.48	(0.17)	$10.83	4.58%	3.58%	3.88%	1.41%	(1.62)%	(1.92)%	679%	$124,249
2015	$10.28	(0.18)	0.62	0.44	(0.20)	$10.52	4.28%	3.68%	3.98%	1.40%	(1.75)%	(2.05)%	447%	$6,013
2014	$10.28	0.11	0.09	0.20	(0.20)	$10.28	1.98%	3.89%	4.19%	1.40%	(0.15)%	(0.45)%	521%	$5,714

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$10.61	(0.15)	(0.12)	(0.27)	(0.24)	$10.10	(2.58)%	4.07%	4.32%	1.91%	(1.35)%	(1.60)%	307%	$12,055
2017	$10.61	(0.20)	0.48	0.28	(0.28)	$10.61	2.72%	3.93%	4.19%	1.89%	(1.90)%	(2.16)%	374%	$106,662
2016	$10.36	(0.22)	0.64	0.42	(0.17)	$10.61	4.07%	4.03%	4.33%	1.86%	(2.07)%	(2.37)%	679%	$76,630
2015	$10.16	(0.23)	0.63	0.40	(0.20)	$10.36	3.93%	4.13%	4.43%	1.85%	(2.20)%	(2.50)%	447%	$9,311
2014	$10.21	(0.07)	0.22	0.15	(0.20)	$10.16	1.50%	4.34%	4.64%	1.85%	(0.60)%	(0.90)%	521%	$13,640
C Class
2018	$10.16	(0.21)	(0.13)	(0.34)	(0.24)	$9.58	(3.39)%	4.82%	5.07%	2.66%	(2.10)%	(2.35)%	307%	$22,629
2017	$10.24	(0.27)	0.47	0.20	(0.28)	$10.16	2.03%	4.68%	4.94%	2.64%	(2.65)%	(2.91)%	374%	$34,958
2016	$10.08	(0.29)	0.62	0.33	(0.17)	$10.24	3.28%	4.78%	5.08%	2.61%	(2.82)%	(3.12)%	679%	$20,902
2015	$9.97	(0.30)	0.61	0.31	(0.20)	$10.08	3.10%	4.88%	5.18%	2.60%	(2.95)%	(3.25)%	447%	$7,948
2014	$10.10	(0.14)	0.21	0.07	(0.20)	$9.97	0.72%	5.09%	5.39%	2.60%	(1.35)%	(1.65)%	521%	$6,844
R Class
2018	$10.46	(0.16)	(0.14)	(0.30)	(0.24)	$9.92	(2.91)%	4.32%	4.57%	2.16%	(1.60)%	(1.85)%	307%	$79
2017	$10.49	(0.22)	0.47	0.25	(0.28)	$10.46	2.47%	4.18%	4.44%	2.14%	(2.15)%	(2.41)%	374%	$123
2016	$10.26	(0.21)	0.61	0.40	(0.17)	$10.49	3.91%	4.28%	4.58%	2.11%	(2.32)%	(2.62)%	679%	$76
2015	$10.10	(0.25)	0.61	0.36	(0.20)	$10.26	3.56%	4.38%	4.68%	2.10%	(2.45)%	(2.75)%	447%	$447
2014	$10.17	(0.18)	0.31	0.13	(0.20)	$10.10	1.21%	4.59%	4.89%	2.10%	(0.85)%	(1.15)%	521%	$427

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Market Neutral Value Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of AC Alternatives® Market Neutral Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 16, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	68	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc.; MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	70	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$24,595,873,549	$400,991,853
Barry Fink	$24,607,840,546	$389,024,856
Jan M. Lewis	$24,616,409,175	$380,456,227
Stephen E. Yates	$24,605,431,961	$391,433,441
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2018.

The fund hereby designates $6,768,945 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2018.

The fund hereby designates $6,523,897, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2018.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92270 1805

Annual Report

March 31, 2018

Equity Income Fund
Investor Class (TWEIX)
I Class (ACIIX)
Y Class (AEIYX)
A Class (TWEAX)
C Class (AEYIX)
R Class (AEURX)
R5 Class (AEIUX)
R6 Class (AEUDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	5.61%	10.25%	8.25%	—	8/1/94
Russell 3000 Value Index	—	6.81%	10.70%	7.84%	—	—
S&P 500 Index	—	13.99%	13.30%	9.49%	—	—
I Class	ACIIX	5.82%	10.46%	8.46%	—	7/8/98
Y Class	AEIYX	—	—	—	5.83%	4/10/17
A Class	TWEAX					3/7/97
No sales charge		5.36%	9.98%	7.98%	—
With sales charge		-0.73%	8.68%	7.34%	—
C Class	AEYIX	4.58%	9.17%	7.18%	—	7/13/01
R Class	AEURX	5.11%	9.71%	7.70%	—	8/29/03
R5 Class	AEIUX	—	—	—	5.57%	4/10/17
R6 Class	AEUDX	5.97%	—	—	10.00%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $22,100

Russell 3000 Value Index — $21,274

S&P 500 Index — $24,771

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.93%	0.73%	0.58%	1.18%	1.93%	1.43%	0.73%	0.58%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Phil Davidson, Kevin Toney, Michael Liss, and Dan Gruemmer

Performance Summary

Equity Income returned 5.61%* for the fiscal year ended March 31, 2018, underperforming the Russell 3000 Value Index, which returned 6.81%. The financials sector drove underperformance relative to the benchmark due to an underweight allocation and security selection. Stock choices in health care, utilities, and consumer discretionary also detracted from performance. Security selection and a portfolio underweight in real estate led contributors. Stock selection and an overweight allocation to information technology were also helpful. Underweighting telecommunication services and security selection in the sector benefited relative performance.

Financials and Health Care Were Key Detractors

An underweight in the financial services sector dampened relative performance. Lack of exposure to the common stock of Bank of America also detracted. Bank stocks such as Bank of America benefited from the Federal Reserve's (Fed's) interest rate increases. Stock choices in the health care sector detracted. Roche Holding hampered performance in the sector. The stock of this pharmaceutical company underperformed due to concerns over steeper-than-expected erosion from biosimilar competition in the company’s three largest products. These products account for approximately 40% of the company’s revenues and are highly profitable.

Other key detractors included General Mills. The stock underperformed after the company announced the acquisition of Blue Buffalo Pet Products, a pet food company. The company also surprised investors with weak quarterly results due to a spike in freight costs. We reduced our position. Our underweight allocation to Intel detracted from relative performance. The stock rose after the company reported better-than-expected earnings for its most recent quarter. Intel is benefiting from its focus on non-PC markets, especially the fast-growing data-center business. Intensifying retail competition and rising input costs pressured the stock of many consumer goods companies, including Procter & Gamble, a significant detractor for the fund. However, the company holds leading market share in most segments in which it competes, is introducing new products, and remains highly profitable. Schlumberger hampered performance. The supplier of equipment and services to energy companies has significant exposure to the relatively weak non-U.S. markets, which weighed on the stock.

Real Estate Led Contributors

Real estate remains a portfolio underweight, as we believe real estate investment trusts (REITs) have been generally overvalued for some time. This underweight position assisted relative performance, as higher interest rates weighed on sector performance. Stock selection in real estate was also beneficial, due in part to an investment in American Tower, a REIT that owns and operates wireless communications towers. The stock benefited from expectations for more traffic to the company’s towers as wireless telecommunication services companies offer more unlimited data plans. The company also benefited from its exposure to rapidly growing non-U.S. markets, such as India.

Stock selection and an overweight in information technology benefited performance. Maxim Integrated Products was a significant contributor in the sector. The company makes analog semiconductors for diverse end markets, including industrial, automotive, and communication.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Maxim outperformed after delivering strong quarterly results, and sales and margins are expected to increase. Semiconductor company Applied Materials turned in strong performance as the company continues to gain market share and exceed expectations. Additionally, the company raised guidance and doubled its dividend.

Elsewhere, our underweight in General Electric was a key contributor. The industrial conglomerate underperformed due to fundamental challenges in the power and financial business segments and uncertainty over asset dispositions. PNC Financial Services Group outperformed on further increases in earnings estimates due to higher fee income, healthy credit quality, lower taxes resulting from the new tax legislation, and its 21% ownership of BlackRock. Underweighting telecommunications giant AT&T aided relative performance. The stock declined as the company reported lower-than-expected quarterly revenues due to increased competition in wireless, as well as uncertainty related to the pending Time Warner acquisition. Energy company TOTAL was among the portfolio’s top contributors. The stock outperformed after reporting strong quarterly earnings and announcing enhanced capital return targets through 2020.

Portfolio Positioning

The portfolio continues to invest in quality companies where fundamentals are stable to improving but stock price valuation does not fully reflect these factors. Our process is based on individual security selection, but broad themes have emerged.

Energy was a top overweight in the portfolio at the end of the period. We hold attractively valued, higher-quality companies, including integrated oil companies with strong balance sheets and sustainable dividends. We also hold some midstream master limited partnerships that are more stable relative to peers. We have found value opportunities in consumer staples. Companies in this sector tend to offer business models that fit our investment process well. Additionally, valuations have become attractive as fundamental headwinds, including fears of increased competition, have pressured stock prices.

The portfolio ended the year underweight in the financials sector. Within financials, our main exposure is to banks. The Fed’s plan to raise interest rates bodes well for banks’ earnings, and we believe that many banks are attractively valued due to the cost-efficiency measures that have been implemented. We tend to avoid lower-quality areas within the sector, such as consumer finance and select insurance companies. Consumer discretionary continues to be a consistent underweight. We generally seek attractively valued, higher-quality companies with sustainable business models, and stocks in the consumer discretionary sector fit that profile less frequently.

6

Fund Characteristics

MARCH 31, 2018
Top Ten Holdings	% of net assets
Procter & Gamble Co. (The)	4.7%
Johnson & Johnson	4.4%
iShares Russell 1000 Value ETF	3.2%
TOTAL SA	2.9%
Republic Services, Inc.	2.8%
PNC Financial Services Group, Inc. (The)	2.6%
Chevron Corp.	2.3%
Medtronic plc	2.2%
Schlumberger Ltd.	2.2%
Bank of America Corp. (Convertible)	2.2%

Top Five Industries	% of net assets
Banks	13.4%
Oil, Gas and Consumable Fuels	10.1%
Pharmaceuticals	9.0%
Semiconductors and Semiconductor Equipment	4.8%
Household Products	4.7%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	72.6%
Foreign Common Stocks*	6.5%
Preferred Stocks	5.6%
Convertible Bonds	4.8%
Convertible Preferred Stocks	4.2%
Exchange-Traded Funds	3.2%
Total Equity Exposure	96.9%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	0.5%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,004.20	$4.55	0.91%
I Class	$1,000	$1,006.30	$3.55	0.71%
Y Class	$1,000	$1,007.00	$2.80	0.56%
A Class	$1,000	$1,004.10	$5.80	1.16%
C Class	$1,000	$1,000.50	$9.53	1.91%
R Class	$1,000	$1,002.90	$7.04	1.41%
R5 Class	$1,000	$1,005.10	$3.55	0.71%
R6 Class	$1,000	$1,007.00	$2.80	0.56%
Hypothetical
Investor Class	$1,000	$1,020.39	$4.58	0.91%
I Class	$1,000	$1,021.39	$3.58	0.71%
Y Class	$1,000	$1,022.14	$2.82	0.56%
A Class	$1,000	$1,019.15	$5.84	1.16%
C Class	$1,000	$1,015.41	$9.60	1.91%
R Class	$1,000	$1,017.90	$7.09	1.41%
R5 Class	$1,000	$1,021.39	$3.58	0.71%
R6 Class	$1,000	$1,022.14	$2.82	0.56%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2018

	Shares/ Principal Amount	Value
COMMON STOCKS — 79.1%
Air Freight and Logistics — 1.1%
United Parcel Service, Inc., Class B	1,199,018	$125,489,224
Auto Components — 0.1%
Aptiv plc	189,098	16,067,657
Automobiles — 0.5%
Honda Motor Co. Ltd.	1,098,200	38,132,276
Toyota Motor Corp.	298,700	19,467,607
		57,599,883
Banks — 7.7%
Commerce Bancshares, Inc.	1,071,037	64,165,827
JPMorgan Chase & Co.	2,146,897	236,094,263
PNC Financial Services Group, Inc. (The)	1,998,918	302,316,358
SunTrust Banks, Inc.	2,586,859	176,009,886
U.S. Bancorp	998,500	50,424,250
Wells Fargo & Co.	1,398,200	73,279,662
		902,290,246
Beverages — 1.1%
PepsiCo, Inc.	1,133,500	123,721,525
Biotechnology — 0.1%
Amgen, Inc.	100,752	17,176,201
Capital Markets — 2.8%
AllianceBernstein Holding LP	1,999,778	53,694,039
Bank of New York Mellon Corp. (The)	3,398,400	175,119,552
BlackRock, Inc.	58,900	31,907,308
Northern Trust Corp.	596,340	61,500,544
		322,221,443
Chemicals — 1.5%
Air Products & Chemicals, Inc.	867,500	137,958,525
DowDuPont, Inc.	599,500	38,194,145
		176,152,670
Commercial Services and Supplies — 3.4%
Republic Services, Inc.	4,954,161	328,114,083
Waste Management, Inc.	798,300	67,152,996
		395,267,079
Communications Equipment — 1.1%
Cisco Systems, Inc.	2,998,691	128,613,857
Containers and Packaging — 1.2%
Bemis Co., Inc.	2,199,402	95,717,975
International Paper Co.	799,880	42,737,588
		138,455,563
Distributors — 0.7%
Genuine Parts Co.	899,400	80,802,096
Diversified Telecommunication Services — 2.5%
AT&T, Inc.	3,498,700	124,728,655

10

	Shares/ Principal Amount	Value
Verizon Communications, Inc.	3,498,037	$167,276,129
		292,004,784
Electric Utilities — 2.0%
Edison International	999,899	63,653,570
Eversource Energy	1,299,100	76,542,972
Pinnacle West Capital Corp.	1,189,817	94,947,397
		235,143,939
Electrical Equipment — 0.6%
Emerson Electric Co.	999,100	68,238,530
Energy Equipment and Services — 2.2%
Schlumberger Ltd.	3,999,231	259,070,184
Equity Real Estate Investment Trusts (REITs) — 3.1%
American Tower Corp.	691,500	100,502,610
Boston Properties, Inc.	332,200	40,933,684
Public Storage	209,000	41,881,510
Weyerhaeuser Co.	5,198,100	181,933,500
		365,251,304
Food and Staples Retailing — 1.8%
Walmart, Inc.	2,380,083	211,755,985
Food Products — 0.9%
General Mills, Inc.	1,976,998	89,083,530
Mondelez International, Inc., Class A	498,800	20,814,924
		109,898,454
Gas Utilities — 3.8%
Atmos Energy Corp.	1,598,305	134,641,213
ONE Gas, Inc.(1)	3,038,696	200,614,710
Spire, Inc.	1,499,882	108,441,469
		443,697,392
Health Care Equipment and Supplies — 2.4%
Medtronic plc	3,256,336	261,223,274
Siemens Healthineers AG(2)	351,001	14,425,095
		275,648,369
Health Care Providers and Services — 0.5%
Cardinal Health, Inc.	61,981	3,884,969
Quest Diagnostics, Inc.	599,258	60,105,577
		63,990,546
Hotels, Restaurants and Leisure — 0.5%
McDonald's Corp.	399,200	62,426,896
Household Products — 4.7%
Procter & Gamble Co. (The)	6,987,459	553,965,750
Industrial Conglomerates — 1.5%
3M Co.	710,200	155,903,104
Smiths Group plc	797,800	16,965,686
		172,868,790
Insurance — 3.9%
Allstate Corp. (The)	199,200	18,884,160
Chubb Ltd.	1,398,628	191,290,352
Marsh & McLennan Cos., Inc.	2,298,005	189,792,233
MetLife, Inc.	1,198,323	54,991,042
		454,957,787
11

	Shares/ Principal Amount	Value
IT Services — 1.4%
Automatic Data Processing, Inc.	1,298,251	$147,325,523
International Business Machines Corp.	69,000	10,586,670
		157,912,193
Media — 0.2%
Time Warner, Inc.	298,300	28,213,214
Oil, Gas and Consumable Fuels — 10.1%
Chevron Corp.	2,345,216	267,448,432
Enterprise Products Partners LP	7,999,900	195,837,552
EQT Midstream Partners LP	899,797	53,115,017
Exxon Mobil Corp.	197,100	14,705,631
Occidental Petroleum Corp.	798,977	51,901,546
Royal Dutch Shell plc, A Shares	3,798,700	121,149,341
Shell Midstream Partners LP	2,353,436	49,539,828
Spectra Energy Partners LP	2,560,249	86,126,776
TOTAL SA	5,898,858	335,253,562
		1,175,077,685
Personal Products — 0.6%
Unilever NV CVA	1,156,200	65,358,177
Pharmaceuticals — 9.0%
Eli Lilly & Co.	354,778	27,449,174
Johnson & Johnson	3,999,998	512,599,744
Merck & Co., Inc.	2,499,522	136,148,963
Pfizer, Inc.	6,397,000	227,029,530
Roche Holding AG	631,900	144,932,511
		1,048,159,922
Road and Rail — 0.7%
Norfolk Southern Corp.	599,923	81,457,545
Semiconductors and Semiconductor Equipment — 2.6%
Applied Materials, Inc.	1,398,203	77,754,069
Intel Corp.	697,500	36,325,800
Maxim Integrated Products, Inc.	3,176,900	191,312,918
		305,392,787
Software — 1.8%
Microsoft Corp.	479,936	43,803,759
Oracle Corp. (New York)	3,695,552	169,071,504
		212,875,263
Thrifts and Mortgage Finance — 1.0%
Capitol Federal Financial, Inc.(1)	9,194,379	113,550,581
TOTAL COMMON STOCKS (Cost $7,854,589,678)		9,240,773,521
PREFERRED STOCKS — 5.6%
Banks — 3.6%
Bank of America Corp., 5.875%	15,968,000	16,088,693
Citigroup, Inc., 5.95%	155,226,000	159,983,677
U.S. Bancorp, 5.30%	116,950,000	119,873,750
Wells Fargo & Co., 5.89%	119,958,000	121,828,145
		417,774,265
Capital Markets — 0.9%
Goldman Sachs Group, Inc. (The), 5.30%	109,974,000	110,523,870

12

	Shares/ Principal Amount	Value
Gas Utilities — 0.8%
Plains All American Pipeline LP, 6.125%	102,974,000	$99,627,345
Industrial Conglomerates — 0.3%
General Electric Co., 5.00%	29,990,000	29,727,587
TOTAL PREFERRED STOCKS (Cost $656,644,050)		657,653,067
CONVERTIBLE BONDS — 4.8%
Air Freight and Logistics — 0.2%
Wells Fargo Bank N.A., (convertible into United Parcel Service Inc.), 5.95%, 10/3/18(4)(5)	$191,800	19,851,300
Construction Materials — 0.7%
Citigroup Global Markets Holdings, Inc., (convertible into Martin Marietta Materials, Inc.), 10.19%, 8/14/18(4)(5)	67,430	14,203,364
Credit Suisse AG, (convertible into Martin Marietta Materials, Inc.), 7.95%, 9/7/18(4)(5)	66,700	13,631,158
Credit Suisse AG, (convertible into Martin Marietta Materials, Inc.), 5.70%, 9/14/18(4)(5)	79,900	16,469,194
Credit Suisse AG, (convertible into Martin Marietta Materials, Inc.), 5.90%, 8/23/18(4)(5)	82,000	17,436,828
Merrill Lynch International & Co. C.V., (convertible into Martin Marietta Materials, Inc.), 9.30%, 8/15/18(4)(5)	91,700	19,008,766
		80,749,310
Energy Equipment and Services — 0.1%
Goldman Sachs International, (convertible into Schlumberger Ltd.), 4.35%, 7/10/18(4)(5)	226,700	15,105,766
Food Products — 0.2%
Credit Suisse AG, (convertible into Mondelez International, Inc.), 3.30%, 7/12/18(4)(5)	464,900	19,544,452
Health Care Equipment and Supplies — 0.2%
Morgan Stanley B.V., (convertible into Zimmer Biomet Holdings, Inc.), 1.80%, 5/4/18(4)(5)	166,900	19,160,116
Health Care Providers and Services — 0.1%
Royal Bank of Canada, (convertible into Cigna Corp.), 1.60%, 9/13/18(4)(5)	97,600	16,466,882
Multiline Retail — 0.3%
Royal Bank of Canada, (convertible into Target Corp.), 7.10%, 5/25/18(4)(5)	499,000	28,718,785
Semiconductors and Semiconductor Equipment — 2.2%
Microchip Technology, Inc., 1.625%, 2/15/27	197,956,000	235,017,718
Teradyne, Inc., 1.25%, 12/15/23	15,915,000	24,305,484
		259,323,202
Specialty Retail — 0.8%
Goldman Sachs International, (convertible into Lowe’s Companies, Inc.), 7.26%, 9/5/18(4)(5)	288,100	25,288,823
Merrill Lynch International & Co. C.V., (convertible into L Brands, Inc.), 16.00%, 7/12/18(4)(5)	267,000	10,702,382
Merrill Lynch International & Co. C.V., (convertible into Lowe’s Companies, Inc.), 4.80%, 5/17/18(4)(5)	574,000	47,163,600
Royal Bank of Canada, (convertible into L Brands, Inc.), 16.01%, 9/7/18(4)(5)	333,300	13,494,338
		96,649,143
TOTAL CONVERTIBLE BONDS (Cost $521,552,960)		555,568,956

13

	Shares/ Principal Amount	Value
CONVERTIBLE PREFERRED STOCKS — 4.2%
Banks — 2.1%
Bank of America Corp., 7.25%	194,902	$251,316,384
Equity Real Estate Investment Trusts (REITs) — 0.6%
Welltower, Inc., 6.50%	1,199,657	66,748,916
Machinery — 1.5%
Stanley Black & Decker, Inc., 5.375%, 5/15/20	1,499,219	172,680,044
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $451,056,943)		490,745,344
EXCHANGE-TRADED FUNDS — 3.2%
iShares Russell 1000 Value ETF (Cost $321,526,210)	3,109,994	373,074,880
TEMPORARY CASH INVESTMENTS — 2.6%
Federal Home Loan Bank Discount Notes, 1.25%, 4/2/18(3)	$144,534,000	144,534,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $76,535,917), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $74,877,248)		74,865,186
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 11/15/24, valued at $63,665,391), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $62,418,132)		62,413,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	21,739,756	21,739,756
TOTAL TEMPORARY CASH INVESTMENTS (Cost $303,547,002)		303,551,942
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $10,108,916,843)		11,621,367,710
OTHER ASSETS AND LIABILITIES — 0.5%		57,231,436
TOTAL NET ASSETS — 100.0%		$11,678,599,146

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	2,934,900	USD	3,124,195	Credit Suisse AG	6/29/18	$(31,583)
USD	136,163,472	CHF	128,783,412	Credit Suisse AG	6/29/18	459,692
USD	480,960,218	EUR	388,969,040	UBS AG	6/29/18	(725,379)
GBP	424,643	USD	606,617	Morgan Stanley	6/29/18	(8,682)
USD	11,719,406	GBP	8,289,119	Morgan Stanley	6/29/18	47,567
USD	1,950,766	GBP	1,373,857	Morgan Stanley	6/29/18	16,250
USD	1,819,455	GBP	1,280,660	Morgan Stanley	6/29/18	16,169
USD	385,944	GBP	272,848	Morgan Stanley	6/29/18	1,750
JPY	236,220,480	USD	2,263,277	Credit Suisse AG	6/29/18	(30,295)
USD	51,540,170	JPY	5,441,971,950	Credit Suisse AG	6/29/18	97,452
USD	2,090,436	JPY	220,738,140	Credit Suisse AG	6/29/18	3,808
						$(153,251)

14

NOTES TO SCHEDULE OF INVESTMENTS
CHF	-	Swiss Franc
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)	Non-income producing.

(3)	The rate indicated is the yield to maturity at purchase.

(4)	Equity-linked debt security. The aggregated value of these securities at the period end was $296,245,754, which represented 2.5% of total net assets.

(5)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $296,245,754, which represented 2.5% of total net assets.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities - unaffiliated, at value (cost of $9,893,627,986)	$11,307,202,419
Investment securities - affiliated, at value (cost of $215,288,857)	314,165,291
Total investment securities, at value (cost of $10,108,916,843)	11,621,367,710
Receivable for investments sold	100,525,059
Receivable for capital shares sold	6,150,082
Unrealized appreciation on forward foreign currency exchange contracts	642,688
Dividends and interest receivable	37,066,212
11,765,751,751

Liabilities
Disbursements in excess of demand deposit cash	1,620,365
Payable for investments purchased	57,321,255
Payable for capital shares redeemed	18,221,736
Unrealized depreciation on forward foreign currency exchange contracts	795,939
Accrued management fees	8,408,497
Distribution and service fees payable	784,813
87,152,605

Net Assets	$11,678,599,146

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,020,812,184
Distributions in excess of net investment income	(56,078,531)
Undistributed net realized gain	201,565,141
Net unrealized appreciation	1,512,300,352
$11,678,599,146

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$6,496,269,082	755,225,026	$8.60
I Class, $0.01 Par Value	$2,621,898,172	304,536,927	$8.61
Y Class, $0.01 Par Value	$216,014,020	25,066,354	$8.62
A Class, $0.01 Par Value	$931,566,606	108,320,028	$8.60*
C Class, $0.01 Par Value	$627,651,373	72,990,830	$8.60
R Class, $0.01 Par Value	$93,153,858	10,869,785	$8.57
R5 Class, $0.01 Par Value	$653,086	75,897	$8.60
R6 Class, $0.01 Par Value	$691,392,949	80,236,701	$8.62
*Maximum offering price $9.12 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Dividends (including $13,833,269 from affiliates and net of foreign taxes withheld of $4,938,411)	$295,040,096
Interest	46,417,018
341,457,114

Expenses:
Management fees	103,985,639
Distribution and service fees:
A Class	2,849,188
C Class	6,836,736
R Class	529,512
Directors' fees and expenses	367,507
Other expenses	313,330
114,881,912

Net investment income (loss)	226,575,202

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $20,248,209 from affiliates)	938,488,441
Forward foreign currency exchange contract transactions	(52,368,859)
Foreign currency translation transactions	105,075
886,224,657

Change in net unrealized appreciation (depreciation) on:
Investments (including $(42,757,787) from affiliates)	(412,838,272)
Forward foreign currency exchange contracts	(8,358,381)
Translation of assets and liabilities in foreign currencies	74,879
(421,121,774)

Net realized and unrealized gain (loss)	465,102,883

Net Increase (Decrease) in Net Assets Resulting from Operations	$691,678,085

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$226,575,202	$208,006,955
Net realized gain (loss)	886,224,657	1,106,969,093
Change in net unrealized appreciation (depreciation)	(421,121,774)	451,113,676
Net increase (decrease) in net assets resulting from operations	691,678,085	1,766,089,724

Distributions to Shareholders
From net investment income:
Investor Class	(133,467,726)	(129,563,399)
I Class	(53,387,964)	(30,618,392)
Y Class	(3,600,971)	—
A Class	(16,523,339)	(34,939,594)
C Class	(5,851,215)	(5,979,666)
R Class	(1,430,543)	(1,626,120)
R5 Class	(2,671)	—
R6 Class	(12,767,970)	(8,068,622)
From net realized gains:
Investor Class	(649,323,411)	(400,934,887)
I Class	(265,153,510)	(85,575,588)
Y Class	(21,803,401)	—
A Class	(94,207,788)	(122,509,721)
C Class	(63,184,680)	(39,374,591)
R Class	(9,833,306)	(6,728,931)
R5 Class	(1,183)	—
R6 Class	(53,566,056)	(22,997,300)
Decrease in net assets from distributions	(1,384,105,734)	(888,916,811)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	69,850,724	1,945,344,324

Net increase (decrease) in net assets	(622,576,925)	2,822,517,237

Net Assets
Beginning of period	12,301,176,071	9,478,658,834
End of period	$11,678,599,146	$12,301,176,071

Distributions in excess of net investment income	$(56,078,531)	$(13,618,723)

See Notes to Financial Statements.

18

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

19

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination

20

and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.80% to 1.00%	0.90%
I Class	0.60% to 0.80%	0.70%
Y Class	0.45% to 0.65%	0.55%
A Class	0.80% to 1.00%	0.90%
C Class	0.80% to 1.00%	0.90%
R Class	0.80% to 1.00%	0.90%
R5 Class	0.60% to 0.80%	0.70%
R6 Class	0.45% to 0.65%	0.55%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution

21

services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $110,983,003 and $90,003,106, respectively. The effect of interfund transactions on the Statement of Operations was $5,739,960 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 were $8,756,518,475 and $9,789,408,103, respectively.

22

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	4,650,000,000		3,690,000,000
Sold	220,034,394	$2,024,700,321	293,507,890	$2,609,195,025
Issued in reinvestment of distributions	85,744,916	768,320,686	56,671,757	504,632,303
Redeemed	(352,933,378)	(3,256,891,415)	(189,696,984)	(1,695,503,573)
	(47,154,068)	(463,870,408)	160,482,663	1,418,323,755
I Class/Shares Authorized	1,525,000,000		900,000,000
Sold	189,466,471	1,756,767,174	56,832,314	505,772,022
Issued in reinvestment of distributions	31,636,282	283,692,561	12,014,795	107,079,509
Redeemed	(82,436,401)	(754,037,843)	(49,101,577)	(441,160,610)
	138,666,352	1,286,421,892	19,745,532	171,690,921
Y Class/Shares Authorized	120,000,000		N/A
Sold	27,242,901	253,718,677
Issued in reinvestment of distributions	2,809,370	25,172,515
Redeemed	(4,985,917)	(45,825,277)
	25,066,354	233,065,915
A Class/Shares Authorized	700,000,000		1,450,000,000
Sold	15,531,220	142,337,369	67,317,393	599,764,310
Issued in reinvestment of distributions	11,661,099	104,352,195	17,235,247	153,324,817
Redeemed	(153,166,775)	(1,408,340,462)	(80,261,080)	(716,879,699)
	(125,974,456)	(1,161,650,898)	4,291,560	36,209,428
C Class/Shares Authorized	485,000,000		380,000,000
Sold	7,910,258	72,726,799	23,508,729	208,356,587
Issued in reinvestment of distributions	6,930,065	61,865,508	4,410,142	39,190,445
Redeemed	(19,731,607)	(181,313,681)	(16,945,928)	(151,129,533)
	(4,891,284)	(46,721,374)	10,972,943	96,417,499
R Class/Shares Authorized	90,000,000		70,000,000
Sold	1,453,987	13,324,491	3,878,786	34,434,508
Issued in reinvestment of distributions	1,242,566	11,076,926	926,459	8,213,953
Redeemed	(4,434,603)	(40,627,431)	(4,772,983)	(42,240,369)
	(1,738,050)	(16,226,014)	32,262	408,092
R5 Class/Shares Authorized	50,000,000		N/A
Sold	81,148	738,366
Issued in reinvestment of distributions	437	3,854
Redeemed	(5,688)	(49,793)
	75,897	692,427
R6 Class/Shares Authorized	400,000,000		180,000,000
Sold	34,905,890	318,810,650	37,017,253	333,067,159
Issued in reinvestment of distributions	7,389,571	66,334,026	3,426,134	30,585,564
Redeemed	(15,915,475)	(147,005,492)	(15,805,023)	(141,358,094)
	26,379,986	238,139,184	24,638,364	222,294,629
Net increase (decrease)	10,430,731	$69,850,724	220,163,324	$1,945,344,324

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the Y Class and R5 Class.

23

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2018 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Capitol Federal Financial, Inc.	$148,922	$1,823	$13,805	$(23,389)	$113,551	9,194	$2,377	$8,519
ONE Gas, Inc.	235,879	12,760	28,655	(19,369)	200,615	3,039	17,871	5,314
	$384,801	$14,583	$42,460	$(42,758)	$314,166	12,233	$20,248	$13,833

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

24

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobiles	—	$57,599,883	—
Health Care Equipment and Supplies	$261,223,274	14,425,095	—
Industrial Conglomerates	155,903,104	16,965,686	—
Oil, Gas and Consumable Fuels	718,674,782	456,402,903	—
Personal Products	—	65,358,177	—
Pharmaceuticals	903,227,411	144,932,511	—
Other Industries	6,446,060,695	—	—
Preferred Stocks	—	657,653,067	—
Convertible Bonds	—	555,568,956	—
Convertible Preferred Stocks	—	490,745,344	—
Exchange-Traded Funds	373,074,880	—	—
Temporary Cash Investments	21,739,756	281,812,186	—
	$8,879,903,902	$2,741,463,808	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$642,688	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$795,939	—

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $788,240,691.

The value of foreign currency risk derivative instruments as of March 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $642,688 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $795,939 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(52,368,859) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(8,358,381) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

25

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$520,873,891	$358,935,958
Long-term capital gains	$863,231,843	$529,980,853

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$10,196,684,428
Gross tax appreciation of investments	$1,587,084,628
Gross tax depreciation of investments	(162,401,346)
Net tax appreciation (depreciation) of investments	1,424,683,282
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(380)
Net tax appreciation (depreciation)	$1,424,682,902
Undistributed ordinary income	$62,333,418
Accumulated long-term gains	$170,770,642

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

26

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$9.13	0.17	0.37	0.54	(0.17)	(0.90)	(1.07)	$8.60	5.61%	0.91%	1.86%	75%	$6,496,269
2017	$8.41	0.17	1.24	1.41	(0.17)	(0.52)	(0.69)	$9.13	17.14%	0.91%	1.91%	93%	$7,327,473
2016	$8.71	0.21	0.32	0.53	(0.20)	(0.63)	(0.83)	$8.41	6.78%	0.94%	2.44%	88%	$5,399,702
2015	$8.84	0.21	0.54	0.75	(0.22)	(0.66)	(0.88)	$8.71	8.54%	0.93%	2.30%	56%	$5,463,566
2014	$8.47	0.20	0.92	1.12	(0.20)	(0.55)	(0.75)	$8.84	13.64%	0.93%	2.31%	57%	$5,406,362
I Class(4)
2018	$9.14	0.19	0.37	0.56	(0.19)	(0.90)	(1.09)	$8.61	5.82%	0.71%	2.06%	75%	$2,621,898
2017	$8.42	0.19	1.24	1.43	(0.19)	(0.52)	(0.71)	$9.14	17.36%	0.71%	2.11%	93%	$1,515,758
2016	$8.71	0.22	0.34	0.56	(0.22)	(0.63)	(0.85)	$8.42	7.11%	0.74%	2.64%	88%	$1,229,940
2015	$8.85	0.22	0.54	0.76	(0.24)	(0.66)	(0.90)	$8.71	8.63%	0.73%	2.50%	56%	$1,318,193
2014	$8.47	0.22	0.92	1.14	(0.21)	(0.55)	(0.76)	$8.85	13.85%	0.73%	2.51%	57%	$1,422,725
Y Class
2018(5)	$9.16	0.20	0.36	0.56	(0.20)	(0.90)	(1.10)	$8.62	5.83%	0.56%(6)	2.25%(6)	75%(7)	$216,014

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$9.13	0.14	0.38	0.52	(0.15)	(0.90)	(1.05)	$8.60	5.36%	1.16%	1.61%	75%	$931,567
2017	$8.41	0.15	1.24	1.39	(0.15)	(0.52)	(0.67)	$9.13	16.85%	1.16%	1.66%	93%	$2,139,411
2016	$8.71	0.18	0.33	0.51	(0.18)	(0.63)	(0.81)	$8.41	6.51%	1.19%	2.19%	88%	$1,934,681
2015	$8.84	0.18	0.55	0.73	(0.20)	(0.66)	(0.86)	$8.71	8.27%	1.18%	2.05%	56%	$2,172,105
2014	$8.47	0.18	0.91	1.09	(0.17)	(0.55)	(0.72)	$8.84	13.36%	1.18%	2.06%	57%	$2,722,731
C Class
2018	$9.13	0.08	0.37	0.45	(0.08)	(0.90)	(0.98)	$8.60	4.58%	1.91%	0.86%	75%	$627,651
2017	$8.41	0.08	1.24	1.32	(0.08)	(0.52)	(0.60)	$9.13	15.97%	1.91%	0.91%	93%	$711,149
2016	$8.71	0.12	0.33	0.45	(0.12)	(0.63)	(0.75)	$8.41	5.72%	1.94%	1.44%	88%	$562,723
2015	$8.84	0.12	0.54	0.66	(0.13)	(0.66)	(0.79)	$8.71	7.47%	1.93%	1.30%	56%	$549,088
2014	$8.47	0.12	0.91	1.03	(0.11)	(0.55)	(0.66)	$8.84	12.53%	1.93%	1.31%	57%	$521,688
R Class
2018	$9.10	0.13	0.36	0.49	(0.12)	(0.90)	(1.02)	$8.57	5.11%	1.41%	1.36%	75%	$93,154
2017	$8.39	0.13	1.22	1.35	(0.12)	(0.52)	(0.64)	$9.10	16.48%	1.41%	1.41%	93%	$114,762
2016	$8.69	0.16	0.33	0.49	(0.16)	(0.63)	(0.79)	$8.39	6.27%	1.44%	1.94%	88%	$105,462
2015	$8.82	0.16	0.54	0.70	(0.17)	(0.66)	(0.83)	$8.69	8.03%	1.43%	1.80%	56%	$127,897
2014	$8.45	0.16	0.91	1.07	(0.15)	(0.55)	(0.70)	$8.82	13.12%	1.43%	1.81%	57%	$169,852
R5 Class
2018(5)	$9.15	0.21	0.33	0.54	(0.19)	(0.90)	(1.09)	$8.60	5.57%	0.71%(6)	2.51%(6)	75%(7)	$653

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2018	$9.15	0.21	0.36	0.57	(0.20)	(0.90)	(1.10)	$8.62	5.97%	0.56%	2.21%	75%	$691,393
2017	$8.42	0.20	1.25	1.45	(0.20)	(0.52)	(0.72)	$9.15	17.66%	0.56%	2.26%	93%	$492,622
2016	$8.72	0.24	0.32	0.56	(0.23)	(0.63)	(0.86)	$8.42	7.14%	0.59%	2.79%	88%	$246,151
2015	$8.85	0.25	0.53	0.78	(0.25)	(0.66)	(0.91)	$8.72	8.90%	0.58%	2.65%	56%	$117,620
2014(8)	$8.94	0.17	0.46	0.63	(0.17)	(0.55)	(0.72)	$8.85	7.41%	0.58%(6)	2.93%(6)	57%(3)	$26,550

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

(4)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(5)	April 10, 2017 (commencement of sale) through March 31, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(8)	July 26, 2013 (commencement of sale) through March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Equity Income Fund of the American Century Capital Portfolios, Inc. as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 16, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

30

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	68	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc.; MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	70	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$24,595,873,549	$400,991,853
Barry Fink	$24,607,840,546	$389,024,856
Jan M. Lewis	$24,616,409,175	$380,456,227
Stephen E. Yates	$24,605,431,961	$391,433,441
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2018.

For corporate taxpayers, the fund hereby designates $216,023,087, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2018 as qualified for the corporate dividends received deduction.
The fund hereby designates $305,032,071 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2018.

The fund hereby designates $899,787,151, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2018.

The fund utilized earnings and profits of $60,984,367 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92268 1805

Annual Report

March 31, 2018

Large Company Value Fund
Investor Class (ALVIX)
I Class (ALVSX)
A Class (ALPAX)
C Class (ALPCX)
R Class (ALVRX)
R5 Class (ALVGX)
R6 Class (ALVDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	3.65%	9.87%	6.78%	—	7/30/99
Russell 1000 Value Index	—	6.95%	10.78%	7.77%	—	—
S&P 500 Index	—	13.99%	13.30%	9.49%	—	—
I Class	ALVSX	3.85%	10.08%	7.00%	—	8/10/01
A Class	ALPAX					10/26/00
No sales charge		3.39%	9.60%	6.53%	—
With sales charge		-2.53%	8.31%	5.91%	—
C Class	ALPCX	2.63%	8.79%	5.74%	—	11/7/01
R Class	ALVRX	3.13%	9.34%	6.25%	—	8/29/03
R5 Class	ALVGX	—	—	—	4.05%	4/10/17
R6 Class	ALVDX	4.01%	—	—	8.54%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $19,269

Russell 1000 Value Index — $21,144

S&P 500 Index — $24,771

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
0.83%	0.63%	1.08%	1.83%	1.33%	0.63%	0.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brendan Healy and Brian Woglom

Portfolio manager Brendan Healy retired from American Century Investments in April 2018. In May 2018, Phil Davidson joined Large Company Value's management team.

Performance Summary

Large Company Value returned 3.65%* for the fiscal year ended March 31, 2018, compared with the 6.95% return of its benchmark, the Russell 1000 Value Index.

Value stocks underperformed growth stocks across the capitalization spectrum during the 12-month period, creating a headwind for the fund’s performance. Within the Russell 1000 Value Index, information technology led performance, followed by financials and materials. The weakest sectors were telecommunication services, real estate, and consumer staples. The fund recorded positive absolute contributions from most sectors, led by financials and information technology. Industrials were the largest absolute detractors.

The fund’s underperformance relative to the benchmark was driven by stock selection in the industrials, health care, and financials sectors. Stock decisions in the information technology and consumer staples sectors benefited results.

Industrials Holdings Led Detractors

Security selection in the industrials sector detracted from relative performance. General Electric was a significant detractor. The industrial conglomerate underperformed due to fundamental challenges in its power and financial business segments and uncertainty over asset dispositions. We continue to believe that General Electric is a higher-quality company with best-in-class aviation and leading health care business units. Johnson Controls International also detracted despite reporting better-than-expected quarterly earnings in its fiscal fourth quarter. The stock declined as the building products company provided disappointing 2018 guidance. Management detailed profitability and growth challenges as well as an unexpected tax headwind that will pressure free cash flow.

In the health care sector, Allergan weighed on performance. Allergan is a multinational pharmaceutical that produces branded drugs and performs pharmaceutical research and development. The company’s stock declined during the period largely due to controversies surrounding its patent on Restasis, a dry-eye drug.

Other significant detractors included Schlumberger. Declining oil and gas prices as well as the company’s significant exposure to relatively weak non-U.S. markets weighed on the stock. The declining stock price allowed us to increase our position, and Schlumberger ended the period as our largest holding. Toy company Mattel declined after missing estimates and announcing the need to renegotiate the financial leverage covenants of its credit facility. Furthermore, Toys"R"Us, one of Mattel’s largest customers, unexpectedly filed for bankruptcy, creating uncertainty leading up to the holiday season. Despite the short-term disruption, we believe there will be minimal impact to long-term toy demand.

Advance Auto Parts fell in July after competitor O’Reilly Automotive preannounced that it would miss quarterly sales expectations. Advance Auto Parts then reported its own earnings miss in

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

August and materially lowered its fiscal year guidance. Our longer-term investment thesis remains intact, however. The retailer of aftermarket replacement parts is a market share leader in a higher-quality industry. Extreme winter storms in the Northeastern U.S. helped drive better-than-expected quarterly results late in our reporting period. Additionally, the company is restructuring, which we think should dramatically improve profit margins.

Information Technology Benefited Performance

Holdings in several industries aided security selection in information technology. Semiconductor company Applied Materials turned in strong performance as the company continues to gain market share and exceed expectations. Additionally, the company raised guidance and doubled its dividend. Lam Research, a global supplier of semiconductor manufacturing equipment, benefited from robust orders due to strong end-market demand. Our analysis showed that the stock had reached the higher range of valuation target levels, and we eliminated our position. Revenues for Cisco Systems’ campus and data center switches exceeded expectations due to a new product cycle and higher information technology infrastructure spending. Also, tax reform gives Cisco access to its cash outside of the U.S.

Food and staples retailers benefited performance in the consumer staples sector. Walmart’s stock held up better relative to less diversified food retailers following Amazon’s announced acquisition of Whole Foods Market. The company announced solid earnings and growth in the company’s e-commerce sales. We sold part of our position in Walmart on outperformance. Our energy holdings contributed positively. TOTAL was among the portfolio’s top contributors. The stock outperformed after reporting strong quarterly earnings and announcing enhanced capital return targets through 2020. One of the portfolio’s top relative contributors was a stock we did not own. Telecommunications giant AT&T declined as the company reported lower-than-expected quarterly revenues due to increased competition in wireless.

Portfolio Positioning

We continue to use our fundamental analysis, risk/reward framework, and proprietary valuation model to invest primarily in the stocks of large companies that we believe are undervalued.

We see value in health care, where we hold higher-quality companies with compelling valuations and strong fundamentals. Several of these holdings are in the pharmaceuticals and health care equipment and supplies industries. For example, pharmaceutical company Pfizer is a top holding and one of the highest-quality companies in its industry. Its diversified product portfolio has historically generated stable returns through various economic cycles, and we believe it will be able to sustain returns through continued research and development investment.

Energy valuations remain attractive. During the first half of 2017, the energy sector declined as the price of oil fell and energy companies faced a rising service cost environment. This provided us with the opportunity to add to some of the portfolio’s energy stocks that continue to offer compelling risk/reward profiles.

The portfolio’s information technology allocation ended the period as a modest underweight. We trimmed Cisco Systems and Applied Materials after they outperformed on better-than-expected earnings, and, as mentioned earlier, we exited our position in Lam Research due to its outperformance. We maintained our underweight in the real estate and utilities sectors. Our valuation methodology shows that many real estate and utilities stocks remain overvalued, even though these sectors have recently been pressured by rising interest rates.

6

Fund Characteristics

MARCH 31, 2018
Top Ten Holdings	% of net assets
Schlumberger Ltd.	3.6%
Pfizer, Inc.	3.1%
Johnson & Johnson	3.0%
TOTAL SA ADR	2.9%
Verizon Communications, Inc.	2.9%
Procter & Gamble Co. (The)	2.9%
Medtronic plc	2.8%
U.S. Bancorp	2.7%
Bank of America Corp.	2.5%
BB&T Corp.	2.5%

Top Five Industries	% of net assets
Banks	14.9%
Oil, Gas and Consumable Fuels	10.4%
Pharmaceuticals	10.3%
Health Care Equipment and Supplies	5.9%
Energy Equipment and Services	4.7%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.5%
Foreign Common Stocks*	7.7%
Exchange-Traded Funds	1.2%
Total Equity Exposure	98.4%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	0.2%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,004.60	$4.20	0.84%
I Class	$1,000	$1,005.70	$3.20	0.64%
A Class	$1,000	$1,003.40	$5.44	1.09%
C Class	$1,000	$999.70	$9.17	1.84%
R Class	$1,000	$1,002.20	$6.69	1.34%
R5 Class	$1,000	$1,005.60	$3.20	0.64%
R6 Class	$1,000	$1,006.40	$2.45	0.49%
Hypothetical
Investor Class	$1,000	$1,020.74	$4.23	0.84%
I Class	$1,000	$1,021.74	$3.23	0.64%
A Class	$1,000	$1,019.50	$5.49	1.09%
C Class	$1,000	$1,015.76	$9.25	1.84%
R Class	$1,000	$1,018.25	$6.74	1.34%
R5 Class	$1,000	$1,021.74	$3.23	0.64%
R6 Class	$1,000	$1,022.49	$2.47	0.49%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2018

	Shares	Value
COMMON STOCKS — 97.2%
Aerospace and Defense — 1.1%
Textron, Inc.	105,100	$6,197,747
United Technologies Corp.	22,500	2,830,950
		9,028,697
Air Freight and Logistics — 0.8%
United Parcel Service, Inc., Class B	62,600	6,551,716
Airlines — 0.5%
Southwest Airlines Co.	71,200	4,078,336
Auto Components — 0.2%
Aptiv plc	21,900	1,860,843
Automobiles — 1.0%
Honda Motor Co. Ltd. ADR	244,400	8,488,012
Banks — 14.9%
Bank of America Corp.	669,000	20,063,310
BB&T Corp.	384,900	20,030,196
JPMorgan Chase & Co.	137,400	15,109,878
M&T Bank Corp.	64,400	11,872,784
PNC Financial Services Group, Inc. (The)	97,700	14,776,148
U.S. Bancorp	439,900	22,214,950
Wells Fargo & Co.	328,500	17,216,685
		121,283,951
Beverages — 0.8%
PepsiCo, Inc.	57,400	6,265,210
Biotechnology — 0.4%
Celgene Corp.(1)	38,200	3,407,822
Building Products — 1.9%
Johnson Controls International plc	442,500	15,593,700
Capital Markets — 4.6%
Ameriprise Financial, Inc.	41,700	6,169,098
Bank of New York Mellon Corp. (The)	323,400	16,664,802
Invesco Ltd.	457,300	14,638,173
		37,472,073
Chemicals — 1.0%
DowDuPont, Inc.	120,500	7,677,055
Communications Equipment — 2.0%
Cisco Systems, Inc.	378,900	16,251,021
Containers and Packaging — 0.6%
WestRock Co.	79,700	5,114,349
Diversified Telecommunication Services — 2.9%
Verizon Communications, Inc.	500,500	23,933,910
Electric Utilities — 2.6%
Edison International	71,100	4,526,226
Eversource Energy	89,900	5,296,908
PPL Corp.	73,000	2,065,170
Xcel Energy, Inc.	194,300	8,836,764
		20,725,068

10

	Shares	Value
Electrical Equipment — 0.9%
Eaton Corp. plc	93,900	$7,503,549
Electronic Equipment, Instruments and Components — 0.9%
TE Connectivity Ltd.	75,710	7,563,429
Energy Equipment and Services — 4.7%
Baker Hughes a GE Co.	316,700	8,794,759
Schlumberger Ltd.	456,500	29,572,070
		38,366,829
Equity Real Estate Investment Trusts (REITs) — 0.5%
Boston Properties, Inc.	30,800	3,795,176
Food and Staples Retailing — 3.7%
Sysco Corp.	140,900	8,448,364
Walgreens Boots Alliance, Inc.	117,500	7,692,725
Walmart, Inc.	154,000	13,701,380
		29,842,469
Food Products — 4.3%
Conagra Brands, Inc.	258,300	9,526,104
General Mills, Inc.	100,300	4,519,518
Kellogg Co.	64,900	4,219,149
Mondelez International, Inc., Class A	407,500	17,004,975
		35,269,746
Health Care Equipment and Supplies — 5.9%
Abbott Laboratories	77,500	4,643,800
Medtronic plc	288,700	23,159,514
Siemens Healthineers AG(1)	113,600	4,668,621
Zimmer Biomet Holdings, Inc.	141,400	15,418,256
		47,890,191
Health Care Providers and Services — 2.7%
Cigna Corp.	19,200	3,220,608
HCA Healthcare, Inc.	73,700	7,148,900
Henry Schein, Inc.(1)	65,400	4,395,534
McKesson Corp.	48,200	6,789,934
		21,554,976
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.	58,000	3,803,640
Household Products — 2.9%
Procter & Gamble Co. (The)	295,300	23,411,384
Industrial Conglomerates — 1.0%
General Electric Co.	607,300	8,186,404
Insurance — 3.9%
Aflac, Inc.	183,300	8,021,208
Chubb Ltd.	136,000	18,600,720
MetLife, Inc.	105,100	4,823,039
		31,444,967
Leisure Products — 0.2%
Mattel, Inc.	111,200	1,462,280
Machinery — 0.5%
Ingersoll-Rand plc	47,600	4,070,276
Media — 0.5%
Time Warner, Inc.	44,200	4,180,436

11

	Shares	Value
Multiline Retail — 0.6%
Target Corp.	72,500	$5,033,675
Oil, Gas and Consumable Fuels — 10.4%
Anadarko Petroleum Corp.	170,000	10,269,700
Chevron Corp.	165,000	18,816,600
Exxon Mobil Corp.	53,500	3,991,635
Occidental Petroleum Corp.	260,900	16,948,064
Royal Dutch Shell plc, Class B ADR	167,300	10,963,169
TOTAL SA ADR	415,700	23,981,733
		84,970,901
Personal Products — 0.9%
Unilever NV CVA	135,600	7,665,256
Pharmaceuticals — 10.3%
Allergan plc	48,600	8,178,894
Johnson & Johnson	191,900	24,591,985
Merck & Co., Inc.	323,300	17,610,151
Pfizer, Inc.	712,900	25,300,821
Roche Holding AG	34,700	7,958,788
		83,640,639
Road and Rail — 0.6%
Union Pacific Corp.	36,200	4,866,366
Semiconductors and Semiconductor Equipment — 2.6%
Applied Materials, Inc.	103,800	5,772,318
Intel Corp.	151,300	7,879,704
QUALCOMM, Inc.	141,000	7,812,810
		21,464,832
Software — 1.8%
Oracle Corp. (New York)	314,700	14,397,525
Specialty Retail — 1.3%
Advance Auto Parts, Inc.	71,200	8,440,760
L Brands, Inc.	56,800	2,170,328
		10,611,088
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc.	16,400	2,751,592
TOTAL COMMON STOCKS (Cost $706,645,846)		791,479,389
EXCHANGE-TRADED FUNDS — 1.2%
iShares Russell 1000 Value ETF (Cost $9,671,332)	82,100	9,848,716
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $6,500,039), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $6,359,171)		6,358,147
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $5,408,928), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $5,300,436)		5,300,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $11,658,147)		11,658,147
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $727,975,325)		812,986,252
OTHER ASSETS AND LIABILITIES — 0.2%		1,574,378
TOTAL NET ASSETS — 100.0%		$814,560,630

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,840,482	CHF	6,469,728	Credit Suisse AG	6/29/18	$23,094
USD	30,542,683	EUR	24,700,916	UBS AG	6/29/18	(46,064)
USD	9,019,472	GBP	6,379,460	Morgan Stanley	6/29/18	36,608
USD	278,669	GBP	196,147	Morgan Stanley	6/29/18	2,476
JPY	35,768,995	USD	342,710	Credit Suisse AG	6/29/18	(4,587)
USD	7,124,205	JPY	752,223,424	Credit Suisse AG	6/29/18	13,470
USD	193,027	JPY	20,294,858	Credit Suisse AG	6/29/18	1,181
USD	265,992	JPY	28,165,909	Credit Suisse AG	6/29/18	(259)
						$25,919

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $727,975,325)	$812,986,252
Receivable for investments sold	1,783,483
Receivable for capital shares sold	149,507
Unrealized appreciation on forward foreign currency exchange contracts	76,829
Dividends and interest receivable	1,855,702
816,851,773

Liabilities
Disbursements in excess of demand deposit cash	103,204
Payable for investments purchased	1,441,694
Payable for capital shares redeemed	140,150
Unrealized depreciation on forward foreign currency exchange contracts	50,910
Accrued management fees	539,416
Distribution and service fees payable	15,769
2,291,143

Net Assets	$814,560,630

Net Assets Consist of:
Capital (par value and paid-in surplus)	$737,875,178
Undistributed net investment income	1,108,387
Accumulated net realized loss	(9,459,423)
Net unrealized appreciation	85,036,488
$814,560,630

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$621,874,199	63,120,812	$9.85
I Class, $0.01 Par Value	$20,212,710	2,050,533	$9.86
A Class, $0.01 Par Value	$40,191,840	4,081,413	$9.85*
C Class, $0.01 Par Value	$6,050,040	614,396	$9.85
R Class, $0.01 Par Value	$4,291,158	435,368	$9.86
R5 Class, $0.01 Par Value	$5,204	528	$9.86
R6 Class, $0.01 Par Value	$121,935,479	12,371,959	$9.86
*Maximum offering price $10.45 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $289,139)	$25,183,393
Interest	63,108
25,246,501

Expenses:
Management fees	6,638,779
Distribution and service fees:
A Class	115,203
C Class	67,689
R Class	25,703
Directors' fees and expenses	25,844
Other expenses	32,501
6,905,719

Net investment income (loss)	18,340,782

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	27,542,809
Forward foreign currency exchange contract transactions	(4,486,374)
Foreign currency translation transactions	7,635
23,064,070

Change in net unrealized appreciation (depreciation) on:
Investments	(8,899,180)
Forward foreign currency exchange contracts	(355,551)
Translation of assets and liabilities in foreign currencies	(443)
(9,255,174)

Net realized and unrealized gain (loss)	13,808,896

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,149,678

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$18,340,782	$17,377,360
Net realized gain (loss)	23,064,070	169,367,496
Change in net unrealized appreciation (depreciation)	(9,255,174)	(34,461,174)
Net increase (decrease) in net assets resulting from operations	32,149,678	152,283,682

Distributions to Shareholders
From net investment income:
Investor Class	(12,587,826)	(12,419,761)
I Class	(421,278)	(910,606)
A Class	(754,663)	(970,082)
C Class	(59,283)	(85,151)
R Class	(71,995)	(78,762)
R5 Class	(111)	—
R6 Class	(2,988,543)	(2,733,954)
From net realized gains:
Investor Class	(23,102,573)	—
I Class	(780,077)	—
A Class	(1,591,901)	—
C Class	(233,557)	—
R Class	(189,746)	—
R5 Class	(191)	—
R6 Class	(4,439,434)	—
Decrease in net assets from distributions	(47,221,178)	(17,198,316)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(73,728,534)	(102,207,905)

Net increase (decrease) in net assets	(88,800,034)	32,877,461

Net Assets
Beginning of period	903,360,664	870,483,203
End of period	$814,560,630	$903,360,664

Undistributed net investment income	$1,108,387	—

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class (formerly Institutional Class), A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

17

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 49% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation.
The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.70% to 0.90%	0.83%
I Class	0.50% to 0.70%	0.63%
A Class	0.70% to 0.90%	0.83%
C Class	0.70% to 0.90%	0.83%
R Class	0.70% to 0.90%	0.83%
R5 Class	0.50% to 0.70%	0.63%
R6 Class	0.35% to 0.55%	0.48%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $9,769,393 and $6,948,026, respectively. The effect of interfund transactions on the Statement of Operations was $58,535 in net realized gain (loss) on investment transactions.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 were $457,216,152 and $566,624,616, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	490,000,000		500,000,000
Sold	6,103,145	$61,859,119	8,949,727	$87,363,174
Issued in reinvestment of distributions	3,467,863	35,365,778	1,299,238	12,244,541
Redeemed	(11,912,905)	(121,531,300)	(19,717,686)	(183,481,206)
	(2,341,897)	(24,306,403)	(9,468,721)	(83,873,491)
I Class/Shares Authorized	50,000,000		50,000,000
Sold	1,087,344	11,005,106	1,229,209	12,075,330
Issued in reinvestment of distributions	103,493	1,056,279	96,436	903,949
Redeemed	(3,291,386)	(33,238,442)	(2,825,311)	(25,938,025)
	(2,100,549)	(21,177,057)	(1,499,666)	(12,958,746)
A Class/Shares Authorized	50,000,000		60,000,000
Sold	555,637	5,621,916	639,700	6,049,501
Issued in reinvestment of distributions	210,315	2,144,020	98,918	933,061
Redeemed	(2,280,536)	(23,192,893)	(2,335,654)	(21,555,910)
	(1,514,584)	(15,426,957)	(1,597,036)	(14,573,348)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	77,488	793,302	64,787	596,206
Issued in reinvestment of distributions	23,435	238,769	5,090	48,282
Redeemed	(377,094)	(3,792,393)	(242,903)	(2,265,111)
	(276,171)	(2,760,322)	(173,026)	(1,620,623)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	92,370	939,476	122,854	1,157,017
Issued in reinvestment of distributions	24,340	248,316	8,051	76,287
Redeemed	(258,680)	(2,656,868)	(115,363)	(1,095,600)
	(141,970)	(1,469,076)	15,542	137,704
R5 Class/Shares Authorized	50,000,000		N/A
Sold	498	5,000
Issued in reinvestment of distributions	30	302
	528	5,302
R6 Class/Shares Authorized	85,000,000		80,000,000
Sold	5,952,240	60,232,389	3,198,808	30,074,204
Issued in reinvestment of distributions	728,213	7,427,977	288,808	2,733,954
Redeemed	(7,495,218)	(76,254,387)	(2,378,584)	(22,127,559)
	(814,765)	(8,594,021)	1,109,032	10,680,599
Net increase (decrease)	(7,189,408)	$(73,728,534)	(11,613,875)	$(102,207,905)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$771,186,724	$20,292,665	—
Exchange-Traded Funds	9,848,716	—	—
Temporary Cash Investments	—	11,658,147	—
	$781,035,440	$31,950,812	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$76,829	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$50,910	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $61,667,959.

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The value of foreign currency risk derivative instruments as of March 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $76,829 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $50,910 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(4,486,374) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(355,551) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$24,148,118	$17,198,316
Long-term capital gains	$23,073,060	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$737,335,962
Gross tax appreciation of investments	$106,643,045
Gross tax depreciation of investments	(30,992,755)
Net tax appreciation (depreciation) of investments	75,650,290
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(358)
Net tax appreciation (depreciation)	$75,649,932
Undistributed ordinary income	$1,108,387
Post-October capital loss deferral	$(72,867)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$10.05	0.21	0.17	0.38	(0.20)	(0.38)	(0.58)	$9.85	3.65%	0.83%	2.09%	53%	$621,874
2017	$8.58	0.18	1.48	1.66	(0.19)	—	(0.19)	$10.05	19.44%	0.83%	1.96%	68%	$658,031
2016	$9.07	0.12	(0.49)	(0.37)	(0.12)	—	(0.12)	$8.58	(4.06)%	0.84%	1.41%	56%	$642,746
2015	$8.28	0.12	0.78	0.90	(0.11)	—	(0.11)	$9.07	10.92%	0.84%	1.36%	56%	$588,608
2014	$6.92	0.12	1.36	1.48	(0.12)	—	(0.12)	$8.28	21.57%	0.85%	1.64%	35%	$574,367
I Class(8)
2018	$10.06	0.22	0.18	0.40	(0.22)	(0.38)	(0.60)	$9.86	3.85%	0.63%	2.29%	53%	$20,213
2017	$8.58	0.19	1.49	1.68	(0.20)	—	(0.20)	$10.06	19.80%	0.63%	2.16%	68%	$41,746
2016	$9.08	0.14	(0.50)	(0.36)	(0.14)	—	(0.14)	$8.58	(3.97)%	0.64%	1.61%	56%	$48,495
2015	$8.29	0.13	0.79	0.92	(0.13)	—	(0.13)	$9.08	11.14%	0.64%	1.56%	56%	$47,616
2014	$6.93	0.14	1.36	1.50	(0.14)	—	(0.14)	$8.29	21.78%	0.65%	1.84%	35%	$81,195
A Class
2018	$10.05	0.18	0.17	0.35	(0.17)	(0.38)	(0.55)	$9.85	3.39%	1.08%	1.84%	53%	$40,192
2017	$8.57	0.16	1.48	1.64	(0.16)	—	(0.16)	$10.05	19.28%	1.08%	1.71%	68%	$56,222
2016	$9.07	0.10	(0.50)	(0.40)	(0.10)	—	(0.10)	$8.57	(4.41)%	1.09%	1.16%	56%	$61,663
2015	$8.28	0.10	0.78	0.88	(0.09)	—	(0.09)	$9.07	10.65%	1.09%	1.11%	56%	$70,462
2014	$6.92	0.11	1.35	1.46	(0.10)	—	(0.10)	$8.28	21.27%	1.10%	1.39%	35%	$74,863

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$10.05	0.11	0.17	0.28	(0.10)	(0.38)	(0.48)	$9.85	2.63%	1.83%	1.09%	53%	$6,050
2017	$8.57	0.09	1.48	1.57	(0.09)	—	(0.09)	$10.05	18.36%	1.83%	0.96%	68%	$8,948
2016	$9.06	0.03	(0.49)	(0.46)	(0.03)	—	(0.03)	$8.57	(5.03)%	1.84%	0.41%	56%	$9,116
2015	$8.28	0.03	0.78	0.81	(0.03)	—	(0.03)	$9.06	9.77%	1.84%	0.36%	56%	$11,505
2014	$6.92	0.05	1.35	1.40	(0.04)	—	(0.04)	$8.28	20.36%	1.85%	0.64%	35%	$10,101
R Class
2018	$10.06	0.16	0.17	0.33	(0.15)	(0.38)	(0.53)	$9.86	3.13%	1.33%	1.59%	53%	$4,291
2017	$8.58	0.14	1.48	1.62	(0.14)	—	(0.14)	$10.06	18.95%	1.33%	1.46%	68%	$5,806
2016	$9.07	0.08	(0.49)	(0.41)	(0.08)	—	(0.08)	$8.58	(4.55)%	1.34%	0.91%	56%	$4,820
2015	$8.28	0.07	0.79	0.86	(0.07)	—	(0.07)	$9.07	10.37%	1.34%	0.86%	56%	$5,842
2014	$6.92	0.09	1.35	1.44	(0.08)	—	(0.08)	$8.28	20.96%	1.35%	1.14%	35%	$6,135
R5 Class
2018(3)	$10.04	0.23	0.19	0.42	(0.22)	(0.38)	(0.60)	$9.86	4.05%	0.63%(4)	2.28%(4)	53%(5)	$5
R6 Class
2018	$10.06	0.25	0.16	0.41	(0.23)	(0.38)	(0.61)	$9.86	4.01%	0.48%	2.44%	53%	$121,935
2017	$8.58	0.22	1.48	1.70	(0.22)	—	(0.22)	$10.06	19.98%	0.48%	2.31%	68%	$132,608
2016	$9.08	0.16	(0.51)	(0.35)	(0.15)	—	(0.15)	$8.58	(3.83)%	0.49%	1.76%	56%	$103,643
2015	$8.29	0.17	0.76	0.93	(0.14)	—	(0.14)	$9.08	11.30%	0.49%	1.71%	56%	$38,170
2014(6)	$7.65	0.10	0.65	0.75	(0.11)	—	(0.11)	$8.29	9.90%	0.50%(4)	1.98%(4)	35%(7)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	July 26, 2013 (commencement of sale) through March 31, 2014.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

(8)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Company Value Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Large Company Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 16, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	68	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc.; MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	70	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$24,595,873,549	$400,991,853
Barry Fink	$24,607,840,546	$389,024,856
Jan M. Lewis	$24,616,409,175	$380,456,227
Stephen E. Yates	$24,605,431,961	$391,433,441
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2018.

For corporate taxpayers, the fund hereby designates $18,682,672, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $23,073,060, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2018.

The fund hereby designates $7,255,881 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2018.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92269 1805

Annual Report

March 31, 2018

Mid Cap Value Fund
Investor Class (ACMVX)
I Class (AVUAX)
Y Class (AMVYX)
A Class (ACLAX)
C Class (ACCLX)
R Class (AMVRX)
R5 Class (AMVGX)
R6 Class (AMDVX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACMVX	5.51%	12.28%	11.10%	—	3/31/04
Russell Midcap Value Index	—	6.50%	11.10%	9.80%	—	—
I Class	AVUAX	5.72%	12.51%	11.32%	—	8/2/04
Y Class	AMVYX	—	—	—	5.97%	4/10/17
A Class	ACLAX					1/13/05
No sales charge		5.26%	12.01%	10.83%	—
With sales charge		-0.78%	10.69%	10.17%	—
C Class	ACCLX	4.48%	11.17%	—	11.92%	3/1/10
R Class	AMVRX	5.02%	11.73%	10.56%	—	7/29/05
R5 Class	AMVGX	—	—	—	5.83%	4/10/17
R6 Class	AMDVX	5.88%	—	—	11.66%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been adjusted to reflect this charge. Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $28,667

Russell Midcap Value Index — $25,494

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.01%	0.81%	0.66%	1.26%	2.01%	1.51%	0.81%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Performance Summary

Mid Cap Value returned 5.51%* for the fiscal year ended March 31, 2018, compared with the 6.50% return for its benchmark, the Russell Midcap Value Index. The fund’s return reflects operating expenses, while the index’s return does not.

Over the trailing 12-month period, holdings and an overweight in the energy sector detracted from relative performance. Positions in the utilities, industrials, and health care sectors also weighed on returns. On the other hand, our information technology holdings as well as our underweight and security selection in the real estate sector contributed positively to performance.

Energy Detracted

Our overweight in the energy sector was driven by our bottom-up investment process. We held higher-quality energy stocks that offered attractive valuations, but several of these positions declined for various reasons. More specifically, Baker Hughes, a GE company, was a top detractor from performance. The oil services company underperformed due to weaker-than-expected cash flow generation and due to its large exposure to the slower-growth markets outside of North America. EQT, a diversified natural gas producer, also declined due to weak natural gas prices and the unexpected resignation of the company’s CEO. Additionally, Imperial Oil, an integrated energy company, fell as it lowered its free-cash-flow guidance due to its diminished asset productivity. Imperial also increased guidance for the capital expenditure needs of the business. As a result, our fair market value was revised lower, and we trimmed the position.

Positions in the Utilities, Industrials, and Health Care Sectors Weighed on Returns

Over the trailing 12-month period, utility company PG&E was one of the portfolio’s largest detractors from performance. Its stock declined on liability concerns after media reports linked the company’s equipment to wildfires in Northern California. The company then proactively suspended its dividend to build its cash reserve until liabilities could be determined. As a result of these events, we eliminated our position in the stock. Edison International, another holding in the utilities sector, underperformed due to similar circumstances. There was speculation that wildfires in Southern California were caused by Edison International’s equipment, raising questions about the company’s potential liability.

Industrials holding Johnson Controls International was another meaningful detractor. The building products company provided disappointing 2018 guidance, and management announced profitability and growth challenges as well as an unexpected tax headwind that is expected to pressure free cash flow.

In the health care sector, hospital operator LifePoint Health weighed on relative performance. Due in part to weak market conditions with low admissions, the company reported fiscal second- and third-quarter earnings that were below expectations and lowered fiscal-year revenue guidance. Also, four hospitals that were acquired in 2016 underperformed as they faced competitive markets.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Information Technology and Real Estate Positively Impacted Performance

Several of our holdings in the information technology sector outperformed, including semiconductor stocks Applied Materials, Lam Research, Teradyne, and Maxim Integrated Products. These companies all benefited from strong end-market demand, which in turn led to solid financial results. As these stocks outperformed, we trimmed our positions in Applied Materials and Maxim Integrated Products and eliminated Lam Research from the portfolio. Keysight Technologies, an electronic test and measurement company, was another top performer. Toward the beginning of the reporting period, we participated in an offering of new shares to fund Keysight’s acquisition of Ixia. The stock price increased from the offering price due to anticipated cost synergies resulting from the acquisition. Later in the reporting period, Keysight’s stock rose after the company reported double-digit growth in quarterly orders and authorized a new share repurchase program.

Our underweight in the real estate sector was another key contributor to performance. During the low interest rate environment, investors were drawn to real estate investment trusts (REITs) due to the relatively attractive yields that they offered. This drove prices up, causing most REITs to appear unattractive according to our valuation metrics. However, as interest rates rose during the reporting period, many REITs underperformed. Our underweight to the sector and lack of exposure to several of the benchmark’s REIT names therefore helped performance. A few of our REIT holdings also contributed to the portfolio’s results. This included American Tower, a REIT that owns and operates wireless communication towers. Its stock rose on expectations for more traffic to the company’s towers given the increase in unlimited data plans offered by wireless telecommunication services companies. The company also benefited from its exposure to rapidly growing non-U.S. markets, such as India.

Portfolio Positioning

At period-end, the portfolio’s largest sector overweights were in consumer staples and energy. Companies in the consumer staples sector tend to offer business models that fit our investment process well. Additionally, valuations in the sector have become attractive as fundamental headwinds, including fears of increased competition, have pressured stock prices. Within the energy sector, we believe we hold well-managed, higher-quality energy companies with strong balance sheets and compelling risk/reward profiles.

Conversely, the portfolio was underweight in consumer discretionary at the end of the period, as it is difficult to find higher-quality companies with sustainable business models in the sector. The portfolio also maintained a sizable underweight in real estate. Despite the recent underperformance of the real estate sector, our metrics show that many real estate stocks remain inflated.

6

Fund Characteristics

MARCH 31, 2018
Top Ten Holdings	% of net assets
Zimmer Biomet Holdings, Inc.	2.6%
Northern Trust Corp.	2.4%
Johnson Controls International plc	2.4%
Weyerhaeuser Co.	2.1%
Conagra Brands, Inc.	2.0%
Invesco Ltd.	2.0%
BB&T Corp.	1.9%
WestRock Co.	1.8%
Hubbell, Inc.	1.6%
Kellogg Co.	1.5%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	9.2%
Banks	8.9%
Food Products	8.4%
Health Care Providers and Services	6.2%
Capital Markets	6.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.5%
Exchange-Traded Funds	1.3%
Total Equity Exposure	97.8%
Temporary Cash Investments	2.1%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,022.50	$4.84	0.96%
I Class	$1,000	$1,023.50	$3.83	0.76%
Y Class	$1,000	$1,024.80	$3.08	0.61%
A Class	$1,000	$1,021.30	$6.10	1.21%
C Class	$1,000	$1,017.90	$9.86	1.96%
R Class	$1,000	$1,020.20	$7.35	1.46%
R5 Class	$1,000	$1,024.10	$3.84	0.76%
R6 Class	$1,000	$1,024.30	$3.08	0.61%
Hypothetical
Investor Class	$1,000	$1,020.15	$4.84	0.96%
I Class	$1,000	$1,021.14	$3.83	0.76%
Y Class	$1,000	$1,021.89	$3.07	0.61%
A Class	$1,000	$1,018.90	$6.09	1.21%
C Class	$1,000	$1,015.16	$9.85	1.96%
R Class	$1,000	$1,017.65	$7.34	1.46%
R5 Class	$1,000	$1,021.14	$3.83	0.76%
R6 Class	$1,000	$1,021.89	$3.07	0.61%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2018

	Shares	Value
COMMON STOCKS — 96.5%
Aerospace and Defense — 1.1%
Textron, Inc.	1,603,311	$94,547,250
Airlines — 0.9%
Southwest Airlines Co.	1,372,347	78,608,036
Auto Components — 0.3%
Aptiv plc	260,086	22,099,507
Automobiles — 0.9%
Honda Motor Co. Ltd. ADR	2,209,645	76,740,971
Banks — 8.9%
Bank of Hawaii Corp.	1,095,013	90,995,580
BB&T Corp.	3,026,921	157,520,969
Comerica, Inc.	265,750	25,493,397
Commerce Bancshares, Inc.	1,532,406	91,806,443
M&T Bank Corp.	643,696	118,671,795
PNC Financial Services Group, Inc. (The)	278,142	42,066,196
SunTrust Banks, Inc.	1,269,841	86,399,982
UMB Financial Corp.	633,022	45,824,463
Westamerica Bancorporation(1)	1,498,248	87,018,244
		745,797,069
Beverages — 0.9%
Dr Pepper Snapple Group, Inc.	204,599	24,220,430
Molson Coors Brewing Co., Class B	735,579	55,411,166
		79,631,596
Building Products — 2.4%
Johnson Controls International plc	5,727,637	201,841,928
Capital Markets — 6.0%
Ameriprise Financial, Inc.	681,071	100,757,644
Invesco Ltd.	5,114,405	163,712,104
Northern Trust Corp.	1,978,627	204,055,802
T. Rowe Price Group, Inc.	308,969	33,359,383
		501,884,933
Commercial Services and Supplies — 0.7%
Republic Services, Inc.	830,147	54,980,636
Containers and Packaging — 5.0%
Bemis Co., Inc.	1,364,778	59,395,139
Graphic Packaging Holding Co.	7,543,754	115,796,624
Sonoco Products Co.	1,872,411	90,811,933
WestRock Co.	2,371,614	152,186,470
		418,190,166
Distributors — 0.7%
Genuine Parts Co.	665,585	59,796,156
Electric Utilities — 3.6%
Edison International	1,208,890	76,957,938
Eversource Energy	684,509	40,331,270
Pinnacle West Capital Corp.	779,687	62,219,023

10

	Shares	Value
Xcel Energy, Inc.	2,655,732	$120,782,691
		300,290,922
Electrical Equipment — 3.8%
Eaton Corp. plc	992,170	79,284,305
Emerson Electric Co.	1,531,028	104,569,212
Hubbell, Inc.	1,092,976	133,102,617
		316,956,134
Electronic Equipment, Instruments and Components — 2.2%
Keysight Technologies, Inc.(2)	2,112,609	110,679,585
TE Connectivity Ltd.	709,812	70,910,219
		181,589,804
Energy Equipment and Services — 3.2%
Baker Hughes a GE Co.	3,872,414	107,536,937
Halliburton Co.	691,845	32,475,204
Helmerich & Payne, Inc.	237,969	15,839,217
National Oilwell Varco, Inc.	2,986,679	109,939,654
		265,791,012
Equity Real Estate Investment Trusts (REITs) — 4.5%
American Tower Corp.	427,107	62,075,732
Empire State Realty Trust, Inc., Class A	1,582,161	26,564,483
MGM Growth Properties LLC, Class A	2,184,339	57,972,357
Piedmont Office Realty Trust, Inc., Class A	3,312,446	58,265,925
Weyerhaeuser Co.	4,964,741	173,765,935
		378,644,432
Food and Staples Retailing — 2.1%
Sysco Corp.	2,142,047	128,437,138
US Foods Holding Corp.(2)	1,426,154	46,735,067
		175,172,205
Food Products — 8.4%
Conagra Brands, Inc.	4,520,694	166,723,195
General Mills, Inc.	2,571,391	115,866,879
J.M. Smucker Co. (The)	648,020	80,360,960
Kellogg Co.	1,983,106	128,921,721
Mondelez International, Inc., Class A	2,999,400	125,164,962
Orkla ASA	8,040,045	86,429,311
		703,467,028
Gas Utilities — 1.2%
Atmos Energy Corp.	505,772	42,606,234
Spire, Inc.	837,464	60,548,647
		103,154,881
Health Care Equipment and Supplies — 4.0%
Siemens Healthineers AG(2)	1,028,934	42,286,121
STERIS plc	841,848	78,594,929
Zimmer Biomet Holdings, Inc.	1,999,663	218,043,254
		338,924,304
Health Care Providers and Services — 6.2%
Cardinal Health, Inc.	1,521,580	95,372,635
Express Scripts Holding Co.(2)	807,379	55,773,741
HCA Healthcare, Inc.	637,840	61,870,480
Henry Schein, Inc.(2)	855,244	57,480,949
LifePoint Health, Inc.(1)(2)	2,160,747	101,555,109

11

	Shares	Value
McKesson Corp.	508,624	$71,649,863
Quest Diagnostics, Inc.	796,657	79,904,697
		523,607,474
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.	581,092	38,108,013
Household Durables — 0.7%
PulteGroup, Inc.	1,985,331	58,547,411
Insurance — 5.3%
Aflac, Inc.	1,345,556	58,881,530
Arthur J. Gallagher & Co.	928,168	63,792,987
Brown & Brown, Inc.	1,709,692	43,494,564
Chubb Ltd.	827,304	113,150,368
ProAssurance Corp.	661,489	32,115,291
Reinsurance Group of America, Inc.	430,638	66,318,252
Torchmark Corp.	340,569	28,665,693
Travelers Cos., Inc. (The)	181,771	25,240,721
Unum Group	309,431	14,732,010
		446,391,416
Machinery — 2.7%
Cummins, Inc.	323,666	52,463,022
IMI plc	3,202,829	48,614,044
Ingersoll-Rand plc	781,576	66,832,564
PACCAR, Inc.	646,850	42,802,064
Parker-Hannifin Corp.	108,599	18,573,687
		229,285,381
Multi-Utilities — 1.3%
Ameren Corp.	527,079	29,848,484
NorthWestern Corp.	1,545,472	83,146,393
		112,994,877
Multiline Retail — 0.9%
Target Corp.	1,062,729	73,785,274
Oil, Gas and Consumable Fuels — 9.2%
Anadarko Petroleum Corp.	1,243,739	75,134,273
Cimarex Energy Co.	768,360	71,841,660
Devon Energy Corp.	3,079,603	97,900,579
EQT Corp.	2,475,245	117,598,890
Imperial Oil Ltd.	3,968,537	105,100,697
Marathon Petroleum Corp.	827,675	60,511,319
Noble Energy, Inc.	3,529,398	106,940,760
Occidental Petroleum Corp.	1,254,442	81,488,552
Spectra Energy Partners LP	1,552,314	52,219,843
		768,736,573
Road and Rail — 1.4%
Heartland Express, Inc.	4,045,002	72,769,586
Norfolk Southern Corp.	304,744	41,378,140
		114,147,726
Semiconductors and Semiconductor Equipment — 3.8%
Applied Materials, Inc.	1,287,704	71,609,220
Maxim Integrated Products, Inc.	1,733,679	104,402,149
Microchip Technology, Inc.	606,017	55,365,713

12

	Shares/Principal Amount	Value
Teradyne, Inc.	1,951,806	$89,217,052
		320,594,134
Specialty Retail — 1.2%
Advance Auto Parts, Inc.	832,814	98,730,100
Technology Hardware, Storage and Peripherals — 0.5%
HP, Inc.	1,978,356	43,365,564
Thrifts and Mortgage Finance — 0.8%
Capitol Federal Financial, Inc.	5,343,946	65,997,733
Trading Companies and Distributors — 1.2%
MSC Industrial Direct Co., Inc., Class A	1,118,214	102,551,406
TOTAL COMMON STOCKS (Cost $6,847,029,990)		8,094,952,052
EXCHANGE-TRADED FUNDS — 1.3%
iShares Russell Mid-Cap Value ETF (Cost $76,080,201)	1,216,820	105,169,753
TEMPORARY CASH INVESTMENTS — 2.1%
Federal Home Loan Bank Discount Notes, 1.43%, 4/2/18(3)	$160,000,000	160,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $10,945,721), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $10,708,508)		10,706,783
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $9,106,529), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $8,925,734)		8,925,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	11,516	11,516
TOTAL TEMPORARY CASH INVESTMENTS (Cost $179,637,077)		179,643,299
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $7,102,747,268)		8,379,765,104
OTHER ASSETS AND LIABILITIES — 0.1%		10,823,721
TOTAL NET ASSETS — 100.0%		$8,390,588,825

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	3,272,059	USD	2,554,262	Morgan Stanley	6/29/18	$(10,341)
USD	90,468,481	CAD	117,018,266	Morgan Stanley	6/29/18	(509,502)
USD	2,225,958	CAD	2,867,268	Morgan Stanley	6/29/18	(3,251)
USD	33,259,297	EUR	26,897,935	UBS AG	6/29/18	(50,161)
USD	1,296,156	EUR	1,040,967	UBS AG	6/29/18	7,059
GBP	1,070,184	USD	1,519,575	Morgan Stanley	6/29/18	(12,658)
USD	42,025,193	GBP	29,724,361	Morgan Stanley	6/29/18	170,571
JPY	294,567,571	USD	2,822,312	Credit Suisse AG	6/29/18	(37,778)
USD	47,038,231	JPY	4,966,625,738	Credit Suisse AG	6/29/18	88,939
USD	1,979,365	JPY	209,594,972	Credit Suisse AG	6/29/18	(1,927)
NOK	16,547,286	USD	2,161,306	JPMorgan Chase Bank N.A.	6/29/18	(44,558)
USD	77,796,269	NOK	600,836,144	JPMorgan Chase Bank N.A.	6/29/18	936,595
						$532,988

13

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar

(1)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)	Non-income producing.

(3)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities - unaffiliated, at value (cost of $6,930,354,499)	$8,191,191,751
Investment securities - affiliated, at value (cost of $172,392,769)	188,573,353
Total investment securities, at value (cost of $7,102,747,268)	8,379,765,104
Receivable for investments sold	60,218,939
Receivable for capital shares sold	11,051,723
Unrealized appreciation on forward foreign currency exchange contracts	1,203,164
Dividends and interest receivable	11,760,310
8,463,999,240

Liabilities
Disbursements in excess of demand deposit cash	927,999
Payable for investments purchased	48,054,551
Payable for capital shares redeemed	17,364,972
Unrealized depreciation on forward foreign currency exchange contracts	670,176
Accrued management fees	6,104,594
Distribution and service fees payable	288,123
73,410,415

Net Assets	$8,390,588,825

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,958,556,802
Distributions in excess of net investment income	(6,008,307)
Undistributed net realized gain	160,488,725
Net unrealized appreciation	1,277,551,605
$8,390,588,825

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$4,223,275,501	247,070,061	$17.09
I Class, $0.01 Par Value	$1,793,037,277	104,837,543	$17.10
Y Class, $0.01 Par Value	$571,712	33,414	$17.11
A Class, $0.01 Par Value	$540,108,332	31,654,260	$17.06*
C Class, $0.01 Par Value	$135,132,922	8,002,777	$16.89
R Class, $0.01 Par Value	$120,024,363	7,053,525	$17.02
R5 Class, $0.01 Par Value	$313,240	18,311	$17.11
R6 Class, $0.01 Par Value	$1,578,125,478	92,282,420	$17.10
* Maximum offering price $18.10 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Dividends (including $2,533,729 from affiliates and net of foreign taxes withheld of $2,310,153)	$219,733,037
Interest	2,083,271
221,816,308

Expenses:
Management fees	78,931,364
Distribution and service fees:
A Class	1,668,375
C Class	1,495,283
R Class	684,578
Directors' fees and expenses	261,211
Other expenses	235,309
83,276,120
Fees waived(1)	(3,790,562)
79,485,558

Net investment income (loss)	142,330,750

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(757,383) from affiliates) (Note 4)	781,808,450
Forward foreign currency exchange contract transactions	(14,004,829)
Foreign currency translation transactions	(65,429)
767,738,192

Change in net unrealized appreciation (depreciation) on:
Investments (including $34,385,331 from affiliates)	(424,558,795)
Forward foreign currency exchange contracts	(698,787)
Translation of assets and liabilities in foreign currencies	95,861
(425,161,721)

Net realized and unrealized gain (loss)	342,576,471

Net Increase (Decrease) in Net Assets Resulting from Operations	$484,907,221

(1)	Amount consists of $1,948,833, $816,543, $30, $282,329, $64,274, $58,718, $49, and $619,786 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$142,330,750	$108,570,769
Net realized gain (loss)	767,738,192	484,517,537
Change in net unrealized appreciation (depreciation)	(425,161,721)	928,217,893
Net increase (decrease) in net assets resulting from operations	484,907,221	1,521,306,199

Distributions to Shareholders
From net investment income:
Investor Class	(69,026,226)	(56,846,450)
I Class	(33,335,729)	(22,574,513)
Y Class	(1,106)	—
A Class	(8,178,699)	(16,809,081)
C Class	(902,988)	(628,329)
R Class	(1,415,843)	(1,302,759)
R5 Class	(1,629)	—
R6 Class	(26,678,396)	(18,334,282)
From net realized gains:
Investor Class	(328,941,203)	(112,493,225)
I Class	(147,848,695)	(39,861,571)
Y Class	(395)	—
A Class	(46,126,098)	(43,015,675)
C Class	(11,104,764)	(4,186,150)
R Class	(10,074,669)	(4,206,839)
R5 Class	(10,168)	—
R6 Class	(108,580,202)	(32,038,469)
Decrease in net assets from distributions	(792,226,810)	(352,297,343)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(240,542,398)	925,856,847

Net increase (decrease) in net assets	(547,861,987)	2,094,865,703

Net Assets
Beginning of period	8,938,450,812	6,843,585,109
End of period	$8,390,588,825	$8,938,450,812

Undistributed (distributions in excess of) net investment income	$(6,008,307)	$1,775,021

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

18

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From April 1, 2017 through July 31, 2017, the investment advisor agreed to waive 0.03% of the fund's management fee. Effective August 1, 2017, the investment advisor agreed to waive 0.05% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended March 31, 2018 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	1.00%	0.96%
I Class	0.80%	0.76%
Y Class	0.65%	0.61%
A Class	1.00%	0.96%
C Class	1.00%	0.96%
R Class	1.00%	0.96%
R5 Class	0.80%	0.76%
R6 Class	0.65%	0.61%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the

20

investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $29,181,841 and $40,085,597, respectively. The effect of interfund transactions on the Statement of Operations was $7,770,898 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 were $4,013,369,154 and $4,711,192,778, respectively.

For the period ended March 31, 2018, the fund incurred net realized gains of $7,550,981 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash payment to a redeeming shareholder.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,500,000,000		1,355,000,000
Sold	52,148,585	$926,733,097	95,524,450	$1,617,072,204
Issued in reinvestment of distributions	22,618,241	394,404,052	9,444,752	163,834,567
Redeemed	(92,664,226)	(1,650,942,627)	(71,970,011)	(1,207,753,225)
	(17,897,400)	(329,805,478)	32,999,191	573,153,546
I Class/Shares Authorized	800,000,000		500,000,000
Sold	46,014,891	820,456,378	36,780,861	617,210,853
Issued in reinvestment of distributions	9,275,295	161,888,494	2,941,214	51,025,611
Redeemed	(42,062,105)	(753,279,422)	(23,385,985)	(392,518,202)
	13,228,081	229,065,450	16,336,090	275,718,262
Y Class/Shares Authorized	50,000,000		N/A
Sold	33,331	582,885
Issued in reinvestment of distributions	86	1,501
Redeemed	(3)	(58)
	33,414	584,328
A Class/Shares Authorized	300,000,000		575,000,000
Sold	6,291,603	111,898,706	33,099,394	545,878,543
Issued in reinvestment of distributions	2,914,841	50,699,575	3,352,353	58,165,063
Redeemed	(33,324,071)	(593,005,750)	(69,649,804)	(1,193,566,164)
	(24,117,627)	(430,407,469)	(33,198,057)	(589,522,558)
C Class/Shares Authorized	60,000,000		50,000,000
Sold	386,424	6,784,394	3,740,032	60,859,992
Issued in reinvestment of distributions	658,516	11,314,159	253,069	4,388,322
Redeemed	(2,194,984)	(38,644,638)	(1,622,243)	(27,028,636)
	(1,150,044)	(20,546,085)	2,370,858	38,219,678
R Class/Shares Authorized	60,000,000		70,000,000
Sold	907,607	16,056,712	3,141,933	51,925,449
Issued in reinvestment of distributions	657,132	11,386,397	314,643	5,459,393
Redeemed	(3,086,353)	(54,812,335)	(3,241,664)	(53,879,242)
	(1,521,614)	(27,369,226)	214,912	3,505,600
R5 Class/Shares Authorized	50,000,000		N/A
Sold	22,773	411,867
Issued in reinvestment of distributions	677	11,797
Redeemed	(5,139)	(91,450)
	18,311	332,214
R6 Class/Shares Authorized	440,000,000		200,000,000
Sold	37,989,352	680,475,487	54,083,268	899,809,329
Issued in reinvestment of distributions	7,747,040	135,258,598	2,900,453	50,372,751
Redeemed	(26,731,710)	(478,130,217)	(19,208,133)	(325,399,761)
	19,004,682	337,603,868	37,775,588	624,782,319
Net increase (decrease)	(12,402,197)	$(240,542,398)	56,498,582	$925,856,847

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the Y Class and R5 Class.

22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$7,812,521,879	$282,430,173	—
Exchange-Traded Funds	105,169,753	—	—
Temporary Cash Investments	11,516	179,631,783	—
	$7,917,703,148	$462,061,956	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,203,164	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$670,176	—

7. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2018 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Westamerica Bancorporation	$73,085	$11,634	$1,390	$3,689	$87,018	1,498	$124	$2,204
LifePoint Health, Inc.(1)	128,893	24,472	18,298	(33,512)	101,555	2,161	(169)	—
Heartland Express, Inc.(2)	95,196	11,227	29,091	(4,562)	(2)	(2)	(712)	330
	$297,174	$47,333	$48,779	$(34,385)	$188,573	3,659	$(757)	$2,534

(1)	Non-income producing

(2)	Company was not an affiliate at March 31, 2018.

23

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $309,977,990.

The value of foreign currency risk derivative instruments as of March 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $1,203,164 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $670,176 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(14,004,829) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(698,787) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$220,320,242	$116,495,414
Long-term capital gains	$571,906,568	$235,801,929

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,197,663,407
Gross tax appreciation of investments	$1,457,883,632
Gross tax depreciation of investments	(275,781,935)
Net tax appreciation (depreciation) of investments	1,182,101,697
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	6,666
Net tax appreciation (depreciation)	$1,182,108,363
Undistributed ordinary income	$6,541,489
Accumulated long-term gains	$243,382,171

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$17.76	0.28	0.71	0.99	(0.27)	(1.39)	(1.66)	$17.09	5.51%	0.96%	1.00%	1.57%	1.53%	47%	$4,223,276
2017	$15.32	0.22	2.93	3.15	(0.23)	(0.48)	(0.71)	$17.76	20.71%	0.98%	1.00%	1.32%	1.30%	49%	$4,706,704
2016	$16.70	0.19	0.06	0.25	(0.19)	(1.44)	(1.63)	$15.32	1.94%	1.00%	1.01%	1.19%	1.18%	66%	$3,554,131
2015	$16.35	0.20	1.98	2.18	(0.18)	(1.65)	(1.83)	$16.70	13.62%	1.00%	1.00%	1.16%	1.16%	66%	$3,771,117
2014	$14.53	0.21	2.77	2.98	(0.20)	(0.96)	(1.16)	$16.35	21.02%	1.00%	1.00%	1.34%	1.34%	67%	$3,252,177
I Class(3)
2018	$17.77	0.32	0.71	1.03	(0.31)	(1.39)	(1.70)	$17.10	5.72%	0.76%	0.80%	1.77%	1.73%	47%	$1,793,037
2017	$15.33	0.26	2.93	3.19	(0.27)	(0.48)	(0.75)	$17.77	20.95%	0.78%	0.80%	1.52%	1.50%	49%	$1,628,060
2016	$16.71	0.22	0.06	0.28	(0.22)	(1.44)	(1.66)	$15.33	2.14%	0.80%	0.81%	1.39%	1.38%	66%	$1,153,899
2015	$16.36	0.23	1.99	2.22	(0.22)	(1.65)	(1.87)	$16.71	13.83%	0.80%	0.80%	1.36%	1.36%	66%	$1,017,915
2014	$14.53	0.24	2.78	3.02	(0.23)	(0.96)	(1.19)	$16.36	21.33%	0.80%	0.80%	1.54%	1.54%	67%	$812,521
Y Class
2018(4)	$17.76	0.32	0.75	1.07	(0.33)	(1.39)	(1.72)	$17.11	5.97%	0.61%(5)	0.65%(5)	1.89%(5)	1.85%(5)	47%(6)	$572

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$17.73	0.22	0.73	0.95	(0.23)	(1.39)	(1.62)	$17.06	5.26%	1.21%	1.25%	1.32%	1.28%	47%	$540,108
2017	$15.30	0.18	2.92	3.10	(0.19)	(0.48)	(0.67)	$17.73	20.37%	1.23%	1.25%	1.07%	1.05%	49%	$989,014
2016	$16.68	0.15	0.06	0.21	(0.15)	(1.44)	(1.59)	$15.30	1.69%	1.25%	1.26%	0.94%	0.93%	66%	$1,360,886
2015	$16.33	0.15	2.00	2.15	(0.15)	(1.65)	(1.80)	$16.68	13.40%	1.25%	1.25%	0.91%	0.91%	66%	$1,464,424
2014	$14.52	0.17	2.76	2.93	(0.16)	(0.96)	(1.12)	$16.33	20.71%	1.25%	1.25%	1.09%	1.09%	67%	$802,480
C Class
2018	$17.58	0.10	0.71	0.81	(0.11)	(1.39)	(1.50)	$16.89	4.48%	1.96%	2.00%	0.57%	0.53%	47%	$135,133
2017	$15.17	0.06	2.90	2.96	(0.07)	(0.48)	(0.55)	$17.58	19.56%	1.98%	2.00%	0.32%	0.30%	49%	$160,893
2016	$16.57	0.03	0.06	0.09	(0.05)	(1.44)	(1.49)	$15.17	0.90%	2.00%	2.01%	0.19%	0.18%	66%	$102,906
2015	$16.26	0.03	1.97	2.00	(0.04)	(1.65)	(1.69)	$16.57	12.53%	2.00%	2.00%	0.16%	0.16%	66%	$79,490
2014	$14.49	0.05	2.75	2.80	(0.07)	(0.96)	(1.03)	$16.26	19.75%	2.00%	2.00%	0.34%	0.34%	67%	$60,443

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2018	$17.69	0.19	0.71	0.90	(0.18)	(1.39)	(1.57)	$17.02	5.02%	1.46%	1.50%	1.07%	1.03%	47%	$120,024
2017	$15.26	0.14	2.92	3.06	(0.15)	(0.48)	(0.63)	$17.69	20.12%	1.48%	1.50%	0.82%	0.80%	49%	$151,705
2016	$16.64	0.11	0.06	0.17	(0.11)	(1.44)	(1.55)	$15.26	1.43%	1.50%	1.51%	0.69%	0.68%	66%	$127,581
2015	$16.31	0.11	1.98	2.09	(0.11)	(1.65)	(1.76)	$16.64	13.07%	1.50%	1.50%	0.66%	0.66%	66%	$130,669
2014	$14.51	0.13	2.76	2.89	(0.13)	(0.96)	(1.09)	$16.31	20.41%	1.50%	1.50%	0.84%	0.84%	67%	$110,440
R5 Class
2018(4)	$17.76	0.29	0.76	1.05	(0.31)	(1.39)	(1.70)	$17.11	5.83%	0.76%(5)	0.80%(5)	1.70%(5)	1.66%(5)	47%(6)	$313
R6 Class
2018	$17.77	0.34	0.72	1.06	(0.34)	(1.39)	(1.73)	$17.10	5.88%	0.61%	0.65%	1.92%	1.88%	47%	$1,578,125
2017	$15.33	0.29	2.92	3.21	(0.29)	(0.48)	(0.77)	$17.77	21.13%	0.63%	0.65%	1.67%	1.65%	49%	$1,302,074
2016	$16.71	0.25	0.05	0.30	(0.24)	(1.44)	(1.68)	$15.33	2.29%	0.65%	0.66%	1.54%	1.53%	66%	$544,182
2015	$16.35	0.26	1.99	2.25	(0.24)	(1.65)	(1.89)	$16.71	14.07%	0.65%	0.65%	1.51%	1.51%	66%	$219,661
2014(7)	$15.66	0.20	1.61	1.81	(0.16)	(0.96)	(1.12)	$16.35	12.01%	0.65%(5)	0.65%(5)	1.83%(5)	1.83%(5)	67%(8)	$74,570

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through March 31, 2018.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(7)	July 26, 2013 (commencement of sale) through March 31, 2014.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Value Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Mid Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 16, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	68	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None

30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc.; MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	70	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$24,595,873,549	$400,991,853
Barry Fink	$24,607,840,546	$389,024,856
Jan M. Lewis	$24,616,409,175	$380,456,227
Stephen E. Yates	$24,605,431,961	$391,433,441
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2018.

For corporate taxpayers, the fund hereby designates $182,962,042, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2018 as qualified for the corporate dividends received deduction.
The fund hereby designates $88,044,993 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2018.

The fund hereby designates $618,347,460, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2018.

The fund utilized earnings and profits of $57,948,167 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92271 1805

Annual Report

March 31, 2018

NT Large Company Value Fund
G Class (ACLLX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLLX	4.23%	9.89%	6.81%	5/12/06
Russell 1000 Value Index	—	6.95%	10.78%	7.77%	—
S&P 500 Index	—	13.99%	13.30%	9.49%	—
Fund returns would have been lower if a portion of the fees had not been waived. Prior to July 31, 2017, the
G Class was referred to as the Institutional Class.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008

Value on March 31, 2018
G Class — $19,325

Russell 1000 Value Index — $21,144

S&P 500 Index — $24,771

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brendan Healy and Brian Woglom

Portfolio manager Brendan Healy retired from American Century Investments in April 2018. In May 2018, Phil Davidson joined NT Large Company Value's management team.

Performance Summary

NT Large Company Value returned 4.23%* for the fiscal year ended March 31, 2018, compared with the 6.95% return of its benchmark, the Russell 1000 Value Index.

Value stocks underperformed growth stocks across the capitalization spectrum during the 12-month period, creating a headwind for the fund’s performance. Within the Russell 1000 Value Index, information technology led performance, followed by financials and materials. The weakest sectors were telecommunication services, real estate, and consumer staples. The fund recorded positive absolute contributions from most sectors, led by financials and information technology. Industrials were the largest absolute detractors.

The fund’s underperformance relative to the benchmark was driven by stock selection in the industrials, health care, and financials sectors. Stock decisions in the information technology and consumer staples sectors benefited results.

Industrials Holdings Led Detractors

Security selection in the industrials sector detracted from relative performance. General Electric was a significant detractor. The industrial conglomerate underperformed due to fundamental challenges in its power and financial business segments and uncertainty over asset dispositions. We continue to believe that General Electric is a higher-quality company with best-in-class aviation and leading health care business units. Johnson Controls International also detracted despite reporting better-than-expected quarterly earnings in its fiscal fourth quarter. The stock declined as the building products company provided disappointing 2018 guidance. Management detailed profitability and growth challenges as well as an unexpected tax headwind that will pressure free cash flow.

In the health care sector, Allergan weighed on performance. Allergan is a multinational pharmaceutical that produces branded drugs and performs pharmaceutical research and development. The company’s stock declined during the period largely due to controversies surrounding its patent on Restasis, a dry-eye drug.

Other significant detractors included Schlumberger. Declining oil and gas prices as well as the company’s significant exposure to relatively weak non-U.S. markets weighed on the stock. The declining stock price allowed us to increase our position, and Schlumberger ended the period as our largest holding. Toy company Mattel declined after missing estimates and announcing the need to renegotiate the financial leverage covenants of its credit facility. Furthermore, Toys"R"Us, one of Mattel’s largest customers, unexpectedly filed for bankruptcy, creating uncertainty leading up to the holiday season. Despite the short-term disruption, we believe there will be minimal impact to long-term toy demand.

Advance Auto Parts fell in July after competitor O’Reilly Automotive preannounced that it would miss quarterly sales expectations. Advance Auto Parts then reported its own earnings miss in August and materially lowered its fiscal year guidance. Our longer-term investment thesis remains

*Fund returns would have been lower if a portion of the fees had not been waived.

3

intact, however. The retailer of aftermarket replacement parts is a market share leader in a higher-quality industry. Extreme winter storms in the Northeastern U.S. helped drive better-than-expected quarterly results late in our reporting period. Additionally, the company is restructuring, which we think should dramatically improve profit margins.

Information Technology Benefited Performance

Holdings in several industries aided security selection in information technology. Semiconductor company Applied Materials turned in strong performance as the company continues to gain market share and exceed expectations. Additionally, the company raised guidance and doubled its dividend. Lam Research, a global supplier of semiconductor manufacturing equipment, benefited from robust orders due to strong end-market demand. Our analysis showed that the stock had reached the higher range of valuation target levels, and we eliminated our position. Revenues for Cisco Systems’ campus and data center switches exceeded expectations due to a new product cycle and higher information technology infrastructure spending. Also, tax reform gives Cisco access to its cash outside of the U.S.

Food and staples retailers benefited performance in the consumer staples sector. Walmart’s stock held up better relative to less diversified food retailers following Amazon’s announced acquisition of Whole Foods Market. The company announced solid earnings and growth in the company’s e-commerce sales. We sold part of our position in Walmart on outperformance. Our energy holdings contributed positively. TOTAL was among the portfolio’s top contributors. The stock outperformed after reporting strong quarterly earnings and announcing enhanced capital return targets through 2020. One of the portfolio’s top relative contributors was a stock we did not own. Telecommunications giant AT&T declined as the company reported lower-than-expected quarterly revenues due to increased competition in wireless.

Portfolio Positioning

We continue to use our fundamental analysis, risk/reward framework, and proprietary valuation model to invest primarily in the stocks of large companies that we believe are undervalued.

We see value in health care, where we hold higher-quality companies with compelling valuations and strong fundamentals. Several of these holdings are in the pharmaceuticals and health care equipment and supplies industries. For example, pharmaceutical company Pfizer is a top holding and one of the highest-quality companies in its industry. Its diversified product portfolio has historically generated stable returns through various economic cycles, and we believe it will be able to sustain returns through continued research and development investment.

Energy valuations remain attractive. During the first half of 2017, the energy sector declined as the price of oil fell and energy companies faced a rising service cost environment. This provided us with the opportunity to add to some of the portfolio’s energy stocks that continue to offer compelling risk/reward profiles.

The portfolio’s information technology allocation ended the period as a modest underweight. We trimmed Cisco Systems and Applied Materials after they outperformed on better-than-expected earnings, and, as mentioned earlier, we exited our position in Lam Research due to its outperformance. We maintained our underweight in the real estate and utilities sectors. Our valuation methodology shows that many real estate and utilities stocks remain overvalued, even though these sectors have recently been pressured by rising interest rates.

4

Fund Characteristics

MARCH 31, 2018
Top Ten Holdings	% of net assets
Schlumberger Ltd.	3.6%
Pfizer, Inc.	3.1%
Johnson & Johnson	3.0%
TOTAL SA ADR	2.9%
Verizon Communications, Inc.	2.9%
Procter & Gamble Co. (The)	2.9%
Medtronic plc	2.9%
U.S. Bancorp	2.7%
BB&T Corp.	2.5%
Bank of America Corp.	2.4%

Top Five Industries	% of net assets
Banks	14.9%
Oil, Gas and Consumable Fuels	10.5%
Pharmaceuticals	10.3%
Health Care Equipment and Supplies	5.9%
Energy Equipment and Services	4.7%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.4%
Foreign Common Stocks*	7.9%
Exchange-Traded Funds	1.2%
Total Equity Exposure	98.5%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.3%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,008.80	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,024.88	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2018

	Shares	Value
COMMON STOCKS — 97.3%
Aerospace and Defense — 1.1%
Textron, Inc.	246,300	$14,524,311
United Technologies Corp.	50,600	6,366,492
		20,890,803
Air Freight and Logistics — 0.8%
United Parcel Service, Inc., Class B	144,800	15,154,768
Airlines — 0.5%
Southwest Airlines Co.	164,700	9,434,016
Auto Components — 0.2%
Aptiv plc	50,000	4,248,500
Automobiles — 1.0%
Honda Motor Co. Ltd. ADR	562,400	19,532,152
Banks — 14.9%
Bank of America Corp.	1,539,000	46,154,610
BB&T Corp.	898,500	46,757,940
JPMorgan Chase & Co.	312,200	34,332,634
M&T Bank Corp.	149,700	27,598,692
PNC Financial Services Group, Inc. (The)	228,100	34,497,844
U.S. Bancorp	1,026,900	51,858,450
Wells Fargo & Co.	766,800	40,187,988
		281,388,158
Beverages — 0.8%
PepsiCo, Inc.	132,000	14,407,800
Biotechnology — 0.4%
Celgene Corp.(1)	88,700	7,912,927
Building Products — 1.9%
Johnson Controls International plc	1,032,400	36,381,776
Capital Markets — 4.6%
Ameriprise Financial, Inc.	97,300	14,394,562
Bank of New York Mellon Corp. (The)	755,000	38,905,150
Invesco Ltd.	1,067,500	34,170,675
		87,470,387
Chemicals — 0.9%
DowDuPont, Inc.	271,600	17,303,636
Communications Equipment — 2.0%
Cisco Systems, Inc.	877,400	37,631,686
Containers and Packaging — 0.6%
WestRock Co.	185,100	11,877,867
Diversified Telecommunication Services — 2.9%
Verizon Communications, Inc.	1,158,500	55,399,470
Electric Utilities — 2.6%
Edison International	165,200	10,516,632
Eversource Energy	205,600	12,113,952
PPL Corp.	176,700	4,998,843
Xcel Energy, Inc.	450,700	20,497,836
		48,127,263

7

	Shares	Value
Electrical Equipment — 0.9%
Eaton Corp. plc	213,800	$17,084,758
Electronic Equipment, Instruments and Components — 0.9%
TE Connectivity Ltd.	175,329	17,515,367
Energy Equipment and Services — 4.7%
Baker Hughes a GE Co.	735,100	20,413,727
Schlumberger Ltd.	1,056,600	68,446,548
		88,860,275
Equity Real Estate Investment Trusts (REITs) — 0.5%
Boston Properties, Inc.	72,300	8,908,806
Food and Staples Retailing — 3.7%
Sysco Corp.	326,300	19,564,948
Walgreens Boots Alliance, Inc.	272,000	17,807,840
Walmart, Inc.	357,800	31,833,466
		69,206,254
Food Products — 4.4%
Conagra Brands, Inc.	599,600	22,113,248
General Mills, Inc.	234,000	10,544,040
Kellogg Co.	151,400	9,842,514
Mondelez International, Inc., Class A	950,600	39,668,538
		82,168,340
Health Care Equipment and Supplies — 5.9%
Abbott Laboratories	178,400	10,689,728
Medtronic plc	671,100	53,835,642
Siemens Healthineers AG(1)	264,600	10,874,271
Zimmer Biomet Holdings, Inc.	330,100	35,994,104
		111,393,745
Health Care Providers and Services — 2.6%
Cigna Corp.	44,400	7,447,656
HCA Healthcare, Inc.	172,100	16,693,700
Henry Schein, Inc.(1)	148,800	10,000,848
McKesson Corp.	110,900	15,622,483
		49,764,687
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.	135,400	8,879,532
Household Products — 2.9%
Procter & Gamble Co. (The)	685,300	54,330,584
Industrial Conglomerates — 1.0%
General Electric Co.	1,405,200	18,942,096
Insurance — 3.9%
Aflac, Inc.	427,800	18,720,528
Chubb Ltd.	317,500	43,424,475
MetLife, Inc.	239,500	10,990,655
		73,135,658
Leisure Products — 0.2%
Mattel, Inc.	255,400	3,358,510
Machinery — 0.5%
Ingersoll-Rand plc	110,600	9,457,406
Media — 0.5%
Time Warner, Inc.	102,700	9,713,366

8

	Shares	Value
Multiline Retail — 0.6%
Target Corp.	165,700	$11,504,551
Oil, Gas and Consumable Fuels — 10.5%
Anadarko Petroleum Corp.	396,600	23,958,606
Chevron Corp.	381,400	43,494,856
Exxon Mobil Corp.	123,900	9,244,179
Occidental Petroleum Corp.	608,700	39,541,152
Royal Dutch Shell plc, Class B ADR	388,300	25,445,299
TOTAL SA ADR	961,000	55,440,090
		197,124,182
Personal Products — 1.0%
Unilever NV CVA	314,800	17,795,151
Pharmaceuticals — 10.3%
Allergan plc	112,500	18,932,625
Johnson & Johnson	446,400	57,206,160
Merck & Co., Inc.	743,200	40,482,104
Pfizer, Inc.	1,655,400	58,750,146
Roche Holding AG	81,200	18,624,023
		193,995,058
Road and Rail — 0.6%
Union Pacific Corp.	83,100	11,171,133
Semiconductors and Semiconductor Equipment — 2.6%
Applied Materials, Inc.	240,300	13,363,083
Intel Corp.	349,800	18,217,584
QUALCOMM, Inc.	329,100	18,235,431
		49,816,098
Software — 1.8%
Oracle Corp. (New York)	728,200	33,315,150
Specialty Retail — 1.3%
Advance Auto Parts, Inc.	164,900	19,548,895
L Brands, Inc.	131,900	5,039,899
		24,588,794
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc.	38,100	6,392,418
TOTAL COMMON STOCKS (Cost $1,568,342,982)		1,835,583,128
EXCHANGE-TRADED FUNDS — 1.2%
iShares Russell 1000 Value ETF (Cost $22,561,497)	191,700	22,996,332
TEMPORARY CASH INVESTMENTS — 1.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $12,009,743), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $11,749,471)		11,747,578
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 5/15/26, valued at $9,991,848), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $9,793,805)		9,793,000

9

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,221	$12,221
TOTAL TEMPORARY CASH INVESTMENTS (Cost $21,552,799)		21,552,799
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $1,612,457,278)		1,880,132,259
OTHER ASSETS AND LIABILITIES — 0.3%		6,195,220
TOTAL NET ASSETS — 100.0%		$1,886,327,479

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	16,007,123	CHF	15,139,537	Credit Suisse AG	6/29/18	$54,040
USD	70,964,428	EUR	57,391,369	UBS AG	6/29/18	(107,028)
USD	20,934,017	GBP	14,806,601	Morgan Stanley	6/29/18	84,967
USD	646,786	GBP	455,253	Morgan Stanley	6/29/18	5,748
JPY	82,309,667	USD	788,626	Credit Suisse AG	6/29/18	(10,556)
USD	16,393,833	JPY	1,730,975,669	Credit Suisse AG	6/29/18	30,997
USD	444,183	JPY	46,701,424	Credit Suisse AG	6/29/18	2,717
USD	612,087	JPY	64,813,860	Credit Suisse AG	6/29/18	(596)
						$60,289

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
CVA	-	Certificaten Van Aandelen
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.
See Notes to Financial Statements.

10

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $1,612,457,278)	$1,880,132,259
Receivable for investments sold	4,984,759
Receivable for capital shares sold	31,386
Unrealized appreciation on forward foreign currency exchange contracts	178,469
Dividends and interest receivable	4,296,805
1,889,623,678

Liabilities
Disbursements in excess of demand deposit cash	154,369
Payable for investments purchased	2,837,703
Payable for capital shares redeemed	185,947
Unrealized depreciation on forward foreign currency exchange contracts	118,180
3,296,199

Net Assets	$1,886,327,479

G Class Capital Shares, $0.01 Par Value
Shares authorized	920,000,000
Shares outstanding	168,837,769

Net Asset Value Per Share	$11.17

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,625,298,038
Undistributed net investment income	3,339,499
Accumulated net realized loss	(10,044,491)
Net unrealized appreciation	267,734,433
$1,886,327,479

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $663,225)	$56,575,712
Interest	183,685
56,759,397

Expenses:
Management fees	10,191,474
Directors' fees and expenses	58,353
Other expenses	65,347
10,315,174
Fees waived - G Class	(6,247,796)
4,067,378

Net investment income (loss)	52,692,019

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	106,165,671
Forward foreign currency exchange contract transactions	(9,768,141)
Foreign currency translation transactions	12,465
96,409,995

Change in net unrealized appreciation (depreciation) on:
Investments	(61,400,665)
Forward foreign currency exchange contracts	(740,440)
Translation of assets and liabilities in foreign currencies	304
(62,140,801)

Net realized and unrealized gain (loss)	34,269,194

Net Increase (Decrease) in Net Assets Resulting from Operations	$86,961,213

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$52,692,019	$38,974,306
Net realized gain (loss)	96,409,995	141,155,638
Change in net unrealized appreciation (depreciation)	(62,140,801)	142,242,655
Net increase (decrease) in net assets resulting from operations	86,961,213	322,372,599

Distributions to Shareholders
From net investment income:
G Class	(49,067,307)	(34,615,462)
R6 Class	(1,038,414)	(3,794,678)
From net realized gains:
G Class	(146,697,861)	(70,093,076)
R6 Class	—	(7,482,182)
Decrease in net assets from distributions	(196,803,582)	(115,985,398)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	89,662,460	59,914,703

Net increase (decrease) in net assets	(20,179,909)	266,301,904

Net Assets
Beginning of period	1,906,507,388	1,640,205,484
End of period	$1,886,327,479	$1,906,507,388

Undistributed net investment income	$3,339,499	$1,529,842

See Notes to Financial Statements.

13

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class (formerly Institutional Class). On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

14

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of Large Company Value Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.35% to 0.55% for the G Class. Prior to July 31, 2017, the management fee schedule ranged from 0.50% to 0.70% for the G Class and 0.35% to 0.55% for the R6 Class. Effective July 31, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended March 31, 2018 was 0.52% before waiver and 0.19% after waiver for the G Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $22,668,101 and $14,759,194, respectively. The effect of interfund transactions on the Statement of Operations was $562,256 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 were $1,100,914,902 and $1,168,228,063, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2018		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
G Class/Shares Authorized	920,000,000		825,000,000
Sold	36,358,869	$431,890,150	15,821,549	$178,636,197
Issued in reinvestment of distributions	16,806,758	195,765,168	9,020,530	104,708,538
Redeemed	(27,835,044)	(332,586,166)	(26,032,560)	(301,671,984)
	25,330,583	295,069,152	(1,190,481)	(18,327,249)
R6 Class/Shares Authorized	N/A		70,000,000
Sold	2,076,788	24,637,192	8,331,107	95,411,193
Issued in reinvestment of distributions	87,042	1,038,414	969,886	11,276,860
Redeemed	(19,287,096)	(231,082,298)	(2,466,464)	(28,446,101)
	(17,123,266)	(205,406,692)	6,834,529	78,241,952
Net increase (decrease)	8,207,317	$89,662,460	5,644,048	$59,914,703

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,788,289,683	$47,293,445	—
Exchange-Traded Funds	22,996,332	—	—
Temporary Cash Investments	12,221	21,540,578	—
	$1,811,298,236	$68,834,023	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$178,469	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$118,180	—

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7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $139,543,199.

The value of foreign currency risk derivative instruments as of March 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $178,469 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $118,180 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(9,768,141) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(740,440) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

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9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$71,510,035	$38,410,140
Long-term capital gains	$125,293,547	$77,575,258

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,641,791,108
Gross tax appreciation of investments	$294,700,192
Gross tax depreciation of investments	(56,359,041)
Net tax appreciation (depreciation) of investments	238,341,151
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(838)
Net tax appreciation (depreciation)	$238,340,313
Undistributed ordinary income	$3,345,406
Accumulated long-term gains	$34,393,169
Post-October capital loss deferral	$(15,049,447)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class(3)
2018	$11.87	0.32	0.21	0.53	(0.30)	(0.93)	(1.23)	$11.17	4.23%	0.20%(4)	2.68%(4)	57%	$1,886,327
2017	$10.58	0.25	1.80	2.05	(0.24)	(0.52)	(0.76)	$11.87	19.67%	0.63%	2.17%	79%	$1,703,216
2016	$12.38	0.18	(0.78)	(0.60)	(0.18)	(1.02)	(1.20)	$10.58	(4.92)%	0.64%	1.57%	61%	$1,531,294
2015	$12.18	0.19	1.14	1.33	(0.18)	(0.95)	(1.13)	$12.38	11.01%	0.64%	1.52%	68%	$1,391,730
2014	$10.45	0.21	2.03	2.24	(0.20)	(0.31)	(0.51)	$12.18	21.75%	0.65%	1.81%	35%	$1,324,951

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

(4)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.53% and 2.35%, respectively.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Large Company Value Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Large Company Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 16, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	68	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc.; MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	70	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$24,595,873,549	$400,991,853
Barry Fink	$24,607,840,546	$389,024,856
Jan M. Lewis	$24,616,409,175	$380,456,227
Stephen E. Yates	$24,605,431,961	$391,433,441
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2018.

For corporate taxpayers, the fund hereby designates $41,797,383, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $125,293,547, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2018.

The fund hereby designates $21,404,314 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2018.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92290 1805

Annual Report

March 31, 2018

NT Mid Cap Value Fund
G Class (ACLMX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLMX	6.30%	12.66%	11.52%	5/12/06
Russell Midcap Value Index	—	6.50%	11.10%	9.80%	—
Fund returns would have been lower if a portion of the fees had not been waived. Prior to July 31, 2017, the G class was referred to as the Institutional Class.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008

Value on March 31, 2018
G Class — $29,763

Russell Midcap Value Index — $25,494

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Performance Summary

NT Mid Cap Value returned 6.30%* for the fiscal year ended March 31, 2018, compared with the 6.50% return for its benchmark, the Russell Midcap Value Index. The fund’s return reflects operating expenses, while the index’s return does not.

Over the trailing 12-month period, holdings and an overweight in the energy sector detracted from relative performance. Positions in the utilities, industrials, and health care sectors also weighed on returns. On the other hand, our information technology holdings as well as our underweight and security selection in the real estate sector contributed positively to performance.

Energy Detracted

Our overweight in the energy sector was driven by our bottom-up investment process. We held higher-quality energy stocks that offered attractive valuations, but several of these positions declined for various reasons. More specifically, Baker Hughes, a GE company, was a top detractor from performance. The oil services company underperformed due to weaker-than-expected cash flow generation and due to its large exposure to the slower-growth markets outside of North America. EQT, a diversified natural gas producer, also declined due to weak natural gas prices and the unexpected resignation of the company’s CEO. Additionally, Imperial Oil, an integrated energy company, fell as it lowered its free-cash-flow guidance due to its diminished asset productivity. Imperial also increased guidance for the capital expenditure needs of the business. As a result, our fair market value was revised lower, and we trimmed the position.

Positions in the Utilities, Industrials, and Health Care Sectors Weighed on Returns

Over the trailing 12-month period, utility company PG&E was one of the portfolio’s largest detractors from performance. Its stock declined on liability concerns after media reports linked the company’s equipment to wildfires in Northern California. The company then proactively suspended its dividend to build its cash reserve until liabilities could be determined. As a result of these events, we eliminated our position in the stock. Edison International, another holding in the utilities sector, underperformed due to similar circumstances. There was speculation that wildfires in Southern California were caused by Edison International’s equipment, raising questions about the company’s potential liability.

Industrials holding Johnson Controls International was another meaningful detractor. The building products company provided disappointing 2018 guidance, and management announced profitability and growth challenges as well as an unexpected tax headwind that is expected to pressure free cash flow.

In the health care sector, hospital operator LifePoint Health weighed on relative performance. Due in part to weak market conditions with low admissions, the company reported fiscal second- and third-quarter earnings that were below expectations and lowered fiscal-year revenue guidance. Also, four hospitals that were acquired in 2016 underperformed as they faced competitive markets.

*Fund returns would have been lower if a portion of the fees had not been waived.

3

Information Technology and Real Estate Positively Impacted Performance

Several of our holdings in the information technology sector outperformed, including semiconductor stocks Applied Materials, Lam Research, Teradyne, and Maxim Integrated Products. These companies all benefited from strong end-market demand, which in turn led to solid financial results. As these stocks outperformed, we trimmed our positions in Applied Materials and Maxim Integrated Products and eliminated Lam Research from the portfolio. Keysight Technologies, an electronic test and measurement company, was another top performer. Toward the beginning of the reporting period, we participated in an offering of new shares to fund Keysight’s acquisition of Ixia. The stock price increased from the offering price due to anticipated cost synergies resulting from the acquisition. Later in the reporting period, Keysight’s stock rose after the company reported double-digit growth in quarterly orders and authorized a new share repurchase program.

Our underweight in the real estate sector was another key contributor to performance. During the low interest rate environment, investors were drawn to real estate investment trusts (REITs) due to the relatively attractive yields that they offered. This drove prices up, causing most REITs to appear unattractive according to our valuation metrics. However, as interest rates rose during the reporting period, many REITs underperformed. Our underweight to the sector and lack of exposure to several of the benchmark’s REIT names therefore helped performance. A few of our REIT holdings also contributed to the portfolio’s results. This included American Tower, a REIT that owns and operates wireless communication towers. Its stock rose on expectations for more traffic to the company’s towers given the increase in unlimited data plans offered by wireless telecommunication services companies. The company also benefited from its exposure to rapidly growing non-U.S. markets, such as India.

Portfolio Positioning

At period-end, the portfolio’s largest sector overweights were in consumer staples and energy. Companies in the consumer staples sector tend to offer business models that fit our investment process well. Additionally, valuations in the sector have become attractive as fundamental headwinds, including fears of increased competition, have pressured stock prices. Within the energy sector, we believe we hold well-managed, higher-quality energy companies with strong balance sheets and compelling risk/reward profiles.

Conversely, the portfolio was underweight in consumer discretionary at the end of the period, as it is difficult to find higher-quality companies with sustainable business models in the sector. The portfolio also maintained a sizable underweight in real estate. Despite the recent underperformance of the real estate sector, our metrics show that many real estate stocks remain inflated.

4

Fund Characteristics

MARCH 31, 2018
Top Ten Holdings	% of net assets
Zimmer Biomet Holdings, Inc.	2.6%
Northern Trust Corp.	2.4%
Johnson Controls International plc	2.4%
Weyerhaeuser Co.	2.1%
Conagra Brands, Inc.	2.0%
Invesco Ltd.	1.9%
BB&T Corp.	1.9%
WestRock Co.	1.8%
Hubbell, Inc.	1.6%
Kellogg Co.	1.5%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	9.2%
Banks	8.9%
Food Products	8.4%
Health Care Providers and Services	6.2%
Capital Markets	6.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.6%
Exchange-Traded Funds	1.3%
Total Equity Exposure	97.9%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	0.4%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,027.80	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,024.88	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2018

	Shares	Value
COMMON STOCKS — 96.6%
Aerospace and Defense — 1.1%
Textron, Inc.	197,173	$11,627,292
Airlines — 0.9%
Southwest Airlines Co.	168,281	9,639,136
Auto Components — 0.3%
Aptiv plc	31,802	2,702,216
Automobiles — 0.9%
Honda Motor Co. Ltd. ADR	268,706	9,332,159
Banks — 8.9%
Bank of Hawaii Corp.	133,161	11,065,679
BB&T Corp.	368,915	19,198,337
Comerica, Inc.	32,483	3,116,094
Commerce Bancshares, Inc.	187,378	11,225,816
M&T Bank Corp.	78,709	14,510,791
PNC Financial Services Group, Inc. (The)	33,824	5,115,542
SunTrust Banks, Inc.	155,272	10,564,707
UMB Financial Corp.	76,979	5,572,510
Westamerica Bancorporation	183,201	10,640,314
		91,009,790
Beverages — 0.9%
Dr Pepper Snapple Group, Inc.	24,884	2,945,768
Molson Coors Brewing Co., Class B	89,451	6,738,344
		9,684,112
Building Products — 2.4%
Johnson Controls International plc	696,279	24,536,872
Capital Markets — 6.0%
Ameriprise Financial, Inc.	82,799	12,249,284
Invesco Ltd.	621,942	19,908,364
Northern Trust Corp.	242,624	25,021,813
T. Rowe Price Group, Inc.	37,560	4,055,353
		61,234,814
Commercial Services and Supplies — 0.7%
Republic Services, Inc.	100,951	6,685,985
Containers and Packaging — 5.0%
Bemis Co., Inc.	165,909	7,220,360
Graphic Packaging Holding Co.	926,030	14,214,560
Sonoco Products Co.	227,619	11,039,522
WestRock Co.	286,779	18,402,608
		50,877,050
Distributors — 0.7%
Genuine Parts Co.	80,939	7,271,560
Electric Utilities — 3.6%
Edison International	147,008	9,358,529
Eversource Energy	83,212	4,902,851
Pinnacle West Capital Corp.	94,003	7,501,439

7

	Shares	Value
Xcel Energy, Inc.	324,770	$14,770,540
		36,533,359
Electrical Equipment — 3.8%
Eaton Corp. plc	120,924	9,663,037
Emerson Electric Co.	187,209	12,786,375
Hubbell, Inc.	132,912	16,186,023
		38,635,435
Electronic Equipment, Instruments and Components — 2.2%
Keysight Technologies, Inc.(1)	256,908	13,459,410
TE Connectivity Ltd.	87,039	8,695,196
		22,154,606
Energy Equipment and Services — 3.2%
Baker Hughes a GE Co.	469,961	13,050,817
Halliburton Co.	86,544	4,062,375
Helmerich & Payne, Inc.	29,180	1,942,221
National Oilwell Varco, Inc.	365,586	13,457,221
		32,512,634
Equity Real Estate Investment Trusts (REITs) — 4.5%
American Tower Corp.	51,939	7,548,814
Empire State Realty Trust, Inc., Class A	193,947	3,256,370
MGM Growth Properties LLC, Class A	265,629	7,049,794
Piedmont Office Realty Trust, Inc., Class A	406,052	7,142,455
Weyerhaeuser Co.	600,330	21,011,550
		46,008,983
Food and Staples Retailing — 2.1%
Sysco Corp.	260,487	15,618,801
US Foods Holding Corp.(1)	173,429	5,683,268
		21,302,069
Food Products — 8.4%
Conagra Brands, Inc.	549,747	20,274,669
General Mills, Inc.	315,311	14,207,914
J.M. Smucker Co. (The)	79,462	9,854,082
Kellogg Co.	243,096	15,803,671
Mondelez International, Inc., Class A	367,678	15,343,203
Orkla ASA	977,387	10,506,768
		85,990,307
Gas Utilities — 1.2%
Atmos Energy Corp.	60,801	5,121,876
Spire, Inc.	100,985	7,301,216
		12,423,092
Health Care Equipment and Supplies — 4.1%
Siemens Healthineers AG(1)	126,131	5,183,608
STERIS plc	102,603	9,579,016
Zimmer Biomet Holdings, Inc.	245,126	26,728,539
		41,491,163
Health Care Providers and Services — 6.2%
Cardinal Health, Inc.	185,033	11,597,869
Express Scripts Holding Co.(1)	98,629	6,813,291
HCA Healthcare, Inc.	77,565	7,523,805
Henry Schein, Inc.(1)	104,702	7,037,021
LifePoint Health, Inc.(1)	264,098	12,412,606

8

	Shares	Value
McKesson Corp.	62,220	$8,764,931
Quest Diagnostics, Inc.	96,845	9,713,554
		63,863,077
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.	70,664	4,634,145
Household Durables — 0.7%
PulteGroup, Inc.	242,563	7,153,183
Insurance — 5.3%
Aflac, Inc.	161,632	7,073,016
Arthur J. Gallagher & Co.	113,028	7,768,414
Brown & Brown, Inc.	209,056	5,318,385
Chubb Ltd.	101,160	13,835,653
ProAssurance Corp.	80,885	3,926,967
Reinsurance Group of America, Inc.	52,657	8,109,178
Torchmark Corp.	42,903	3,611,146
Travelers Cos., Inc. (The)	22,899	3,179,755
Unum Group	37,943	1,806,466
		54,628,980
Machinery — 2.7%
Cummins, Inc.	39,348	6,377,917
IMI plc	384,879	5,841,875
Ingersoll-Rand plc	96,400	8,243,164
PACCAR, Inc.	78,661	5,204,998
Parker-Hannifin Corp.	13,269	2,269,397
		27,937,351
Multi-Utilities — 1.3%
Ameren Corp.	65,301	3,697,996
NorthWestern Corp.	187,850	10,106,330
		13,804,326
Multiline Retail — 0.9%
Target Corp.	128,727	8,937,515
Oil, Gas and Consumable Fuels — 9.2%
Anadarko Petroleum Corp.	151,247	9,136,831
Cimarex Energy Co.	93,438	8,736,453
Devon Energy Corp.	374,500	11,905,355
EQT Corp.	303,425	14,415,722
Imperial Oil Ltd.	486,057	12,872,484
Marathon Petroleum Corp.	101,492	7,420,080
Noble Energy, Inc.	429,199	13,004,730
Occidental Petroleum Corp.	153,774	9,989,159
Spectra Energy Partners LP	188,772	6,350,290
		93,831,104
Road and Rail — 1.4%
Heartland Express, Inc.	491,756	8,846,690
Norfolk Southern Corp.	37,501	5,091,886
		13,938,576
Semiconductors and Semiconductor Equipment — 3.8%
Applied Materials, Inc.	156,593	8,708,137
Maxim Integrated Products, Inc.	211,989	12,765,978
Microchip Technology, Inc.	73,695	6,732,775

9

	Shares	Value
Teradyne, Inc.	237,351	$10,849,314
		39,056,204
Specialty Retail — 1.2%
Advance Auto Parts, Inc.	101,276	12,006,270
Technology Hardware, Storage and Peripherals — 0.5%
HP, Inc.	240,581	5,273,535
Thrifts and Mortgage Finance — 0.8%
Capitol Federal Financial, Inc.	662,902	8,186,840
Trading Companies and Distributors — 1.2%
MSC Industrial Direct Co., Inc., Class A	135,981	12,470,817
TOTAL COMMON STOCKS (Cost $828,535,393)		987,374,557
EXCHANGE-TRADED FUNDS — 1.3%
iShares Russell Mid-Cap Value ETF (Cost $9,212,611)	147,930	12,785,590
TEMPORARY CASH INVESTMENTS — 1.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $9,729,248), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $9,518,397)		9,516,864
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $8,092,059), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $7,933,652)		7,933,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	10,336	10,336
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,460,200)		17,460,200
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $855,208,204)		1,017,620,347
OTHER ASSETS AND LIABILITIES — 0.4%		4,009,590
TOTAL NET ASSETS — 100.0%		$1,021,629,937

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	400,754	USD	312,840	Morgan Stanley	6/29/18	$(1,266)
USD	11,080,365	CAD	14,332,120	Morgan Stanley	6/29/18	(62,403)
USD	272,630	CAD	351,176	Morgan Stanley	6/29/18	(398)
USD	4,064,844	EUR	3,287,379	UBS AG	6/29/18	(6,131)
USD	171,193	EUR	137,488	UBS AG	6/29/18	932
GBP	130,859	USD	185,809	Morgan Stanley	6/29/18	(1,548)
USD	5,138,713	GBP	3,634,605	Morgan Stanley	6/29/18	20,857
JPY	36,018,843	USD	345,104	Credit Suisse AG	6/29/18	(4,619)
USD	5,751,695	JPY	607,304,168	Credit Suisse AG	6/29/18	10,875
USD	211,094	JPY	22,352,788	Credit Suisse AG	6/29/18	(205)
NOK	1,943,583	USD	253,859	JPMorgan Chase Bank N.A.	6/29/18	(5,234)
NOK	1,745,302	USD	223,333	JPMorgan Chase Bank N.A.	6/29/18	(72)
USD	9,528,515	NOK	73,590,625	JPMorgan Chase Bank N.A.	6/29/18	114,715
						$65,503

10

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $855,208,204)	$1,017,620,347
Receivable for investments sold	8,224,250
Receivable for capital shares sold	37,790
Unrealized appreciation on forward foreign currency exchange contracts	147,379
Dividends and interest receivable	1,436,855
1,027,466,621

Liabilities
Disbursements in excess of demand deposit cash	117,880
Payable for investments purchased	5,636,928
Unrealized depreciation on forward foreign currency exchange contracts	81,876
5,836,684

Net Assets	$1,021,629,937

G Class Capital Shares, $0.01 Par Value
Shares authorized	550,000,000
Shares outstanding	77,140,391

Net Asset Value Per Share	$13.24

Net Assets Consist of:
Capital (par value and paid-in surplus)	$832,378,451
Undistributed net investment income	235,357
Undistributed net realized gain	26,538,277
Net unrealized appreciation	162,477,852
$1,021,629,937

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $281,780)	$26,875,537
Interest	166,328
27,041,865

Expenses:
Management fees	7,420,754
Directors' fees and expenses	31,892
Other expenses	28,609
7,481,255
Fees waived(1)	(4,757,484)
2,723,771

Net investment income (loss)	24,318,094

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	93,499,197
Forward foreign currency exchange contract transactions	(1,697,033)
Foreign currency translation transactions	71
91,802,235

Change in net unrealized appreciation (depreciation) on:
Investments	(48,112,762)
Forward foreign currency exchange contracts	(77,650)
Translation of assets and liabilities in foreign currencies	4,128
(48,186,284)

Net realized and unrealized gain (loss)	43,615,951

Net Increase (Decrease) in Net Assets Resulting from Operations	$67,934,045

(1)	Amount consists of $4,746,276 and $11,208 for G Class and R6 Class, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$24,318,094	$15,338,407
Net realized gain (loss)	91,802,235	67,792,609
Change in net unrealized appreciation (depreciation)	(48,186,284)	104,625,026
Net increase (decrease) in net assets resulting from operations	67,934,045	187,756,042

Distributions to Shareholders
From net investment income:
G Class	(23,096,584)	(14,789,427)
R6 Class	(365,288)	(1,637,258)
From net realized gains:
G Class	(81,662,819)	(29,600,703)
R6 Class	—	(3,155,941)
Decrease in net assets from distributions	(105,124,691)	(49,183,329)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	11,132,295	6,724,385

Net increase (decrease) in net assets	(26,058,351)	145,297,098

Net Assets
Beginning of period	1,047,688,288	902,391,190
End of period	$1,021,629,937	$1,047,688,288

Undistributed net investment income	$235,357	$142,852

See Notes to Financial Statements.

14

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class (formerly Institutional Class). On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

15

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.65% for the G Class. Prior to July 31, 2017, the annual management fee was 0.80% for the G Class and 0.65% for the R6 Class. From April 1, 2017 through July 30, 2017, the investment advisor agreed to waive 0.03% of the fund's management fee. Effective July 31, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended March 31, 2018 was 0.70% before waiver and 0.24% after waiver for the G Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,875,509 and $5,817,740, respectively. The effect of interfund transactions on the Statement of Operations was $851,042 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 were $528,709,044 and $575,322,937, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2018		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
G Class/Shares Authorized	550,000,000		525,000,000
Sold	14,251,886	$197,749,634	4,361,165	$57,191,676
Issued in reinvestment of distributions	7,743,905	104,759,403	3,292,025	44,390,130
Redeemed	(12,739,594)	(178,048,521)	(10,151,164)	(135,939,215)
	9,256,197	124,460,516	(2,497,974)	(34,357,409)
R6 Class/Shares Authorized	N/A		50,000,000
Sold	855,387	11,802,674	3,702,300	48,692,735
Issued in reinvestment of distributions	26,318	365,288	355,086	4,793,199
Redeemed	(8,999,664)	(125,496,183)	(928,328)	(12,404,140)
	(8,117,959)	(113,328,221)	3,129,058	41,081,794
Net increase (decrease)	1,138,238	$11,132,295	631,084	$6,724,385

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$952,969,822	$34,404,735	—
Exchange-Traded Funds	12,785,590	—	—
Temporary Cash Investments	10,336	17,449,864	—
	$965,765,748	$51,854,599	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$147,379	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$81,876	—

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7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $38,394,542.

The value of foreign currency risk derivative instruments as of March 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $147,379 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $81,876 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(1,697,033) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(77,650) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$33,534,916	$16,568,951
Long-term capital gains	$71,589,775	$32,614,378

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$868,478,105
Gross tax appreciation of investments	$179,605,429
Gross tax depreciation of investments	(30,463,187)
Net tax appreciation (depreciation) of investments	149,142,242
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,255
Net tax appreciation (depreciation)	$149,143,497
Undistributed ordinary income	$2,165,971
Accumulated long-term gains	$37,942,018

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class(3)
2018	$13.79	0.31	0.55	0.86	(0.30)	(1.11)	(1.41)	$13.24	6.30%	0.24%	0.70%	2.27%	1.81%	51%	$1,021,630
2017	$11.97	0.20	2.30	2.50	(0.22)	(0.46)	(0.68)	$13.79	20.98%	0.78%	0.80%	1.55%	1.53%	60%	$935,804
2016	$12.82	0.17	0.05	0.22	(0.17)	(0.90)	(1.07)	$11.97	2.13%	0.80%	0.81%	1.39%	1.38%	67%	$842,671
2015	$12.62	0.18	1.56	1.74	(0.17)	(1.37)	(1.54)	$12.82	14.05%	0.80%	0.80%	1.37%	1.37%	67%	$762,209
2014	$11.41	0.19	2.15	2.34	(0.18)	(0.95)	(1.13)	$12.62	21.19%	0.80%	0.80%	1.55%	1.55%	69%	$596,655

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Mid Cap Value Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Mid Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 16, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	68	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc.; MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	70	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$24,595,873,549	$400,991,853
Barry Fink	$24,607,840,546	$389,024,856
Jan M. Lewis	$24,616,409,175	$380,456,227
Stephen E. Yates	$24,605,431,961	$391,433,441
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

25

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2018.

For corporate taxpayers, the fund hereby designates $21,715,794, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $10,073,044 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2018.

The fund hereby designates $71,589,775, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2018.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
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American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92291 1805

Annual Report

March 31, 2018

Small Cap Value Fund
Investor Class (ASVIX)
I Class (ACVIX)
Y Class (ASVYX)
A Class (ACSCX)
C Class (ASVNX)
R Class (ASVRX)
R5 Class (ASVGX)
R6 Class (ASVDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.
Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	5.41%	11.14%	10.67%	—	7/31/98
Russell 2000 Value Index	—	5.13%	9.95%	8.61%	—	—
I Class	ACVIX	5.57%	11.34%	10.90%	—	10/26/98
Y Class	ASVYX	—	—	—	7.43%	4/10/17
A Class	ACSCX					12/31/99
No sales charge		5.02%	10.86%	10.39%	—
With sales charge		-1.04%	9.56%	9.73%	—
C Class	ASVNX	4.41%	10.03%	—	10.60%	3/1/10
R Class	ASVRX	4.82%	10.57%	—	11.15%	3/1/10
R5 Class	ASVGX	—	—	—	7.32%	4/10/17
R6 Class	ASVDX	5.73%	—	—	10.10%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $27,582

Russell 2000 Value Index — $22,849

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.25%	1.05%	0.90%	1.50%	2.25%	1.75%	1.05%	0.90%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Jeff John and Miles Lewis

Performance Summary

Small Cap Value returned 5.41%* for the fiscal year ended March 31, 2018, compared with the 5.13% return of its benchmark, the Russell 2000 Value Index.

Small Cap Value rose during the fiscal year, outpacing its benchmark, the Russell 2000 Value Index. Stock selection in the information technology and financials sectors boosted relative performance, as did an underweight allocation to the energy sector. Conversely, stock choices in the consumer staples sector and fund positioning among health care holdings weighed on fund returns.

In selecting stocks for the fund, we look for equity securities of smaller companies whose stock price may not reflect the company’s value. We attempt to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level we believe more accurately reflects the fair value of the company.

Information Technology Holdings Contributed to Performance

Stock selection in the information technology sector was a key contributor to the fund’s outperformance. A position in CSRA outperformed on news that the government information technology services contractor is being acquired. General Dynamics and CACI participated in a bidding war to purchase CSRA at an attractive premium. CSRA eventually accepted General Dynamics’ all-cash offer. We trimmed the holding on strength in its stock price. Teradata, a provider of database-related products and services, was another top contributor, turning in strong performance over the period. Its stock rose as the company demonstrated progress in transitioning toward a more revenue-recurring, subscription-based model. The company also boasts solid free cash flow and a strong balance sheet.

Security selection and an overweight allocation in the financials sector contributed to performance as well. Insurance company Validus Holdings was a key contributor. In the fall, shares of Validus fell on the heels of hurricanes that hit Texas, Florida, and Puerto Rico. In the final quarter of the fiscal year, the stock rallied after American International Group announced an all-cash deal to purchase Validus at a premium. We trimmed our position following the announcement of the deal.

Consumer Staples Holdings Weighed on Performance

Stock selection in the consumer staples sector detracted from relative returns in the period. Shares of TreeHouse Foods underperformed as the private-label food manufacturer faced higher shipping and input costs. The company also struggled to integrate an acquisition that took place in early 2016. However, TreeHouse is hiring a new CEO who is expected to focus on integration and drive operational efficiency. Edgewell Personal Care also weighed on performance. Shares of the consumer products company underperformed as it continued to experience weakness in its shaving business due to increased competition and higher input prices.

Holdings in the health care sector weighed on returns, due to both an underweight in the sector and to stock selection. The fund’s avoidance of biotechnology companies hindered performance.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Among individual holdings, medical distributor Owens & Minor was a key detractor. The company demonstrated weaker-than-expected earnings and increased its already-high debt level in order to make an expensive acquisition. We exited the position during the year due to the company’s deteriorating balance sheet and because we lost confidence in management’s ability to allocate capital effectively.

Portfolio Positioning

We continue to build the portfolio using a bottom-up, stock-specific process. Through our fundamental research, we seek higher-quality, lower-volatility, small-sized companies temporarily selling at a discount.

We continue to be overweight in the materials sector, where we favor specialized containers and packaging as well as specialty chemical companies. Both niches tend to have attractive free cash flow and virtually no commodity exposure, creating consumer staples-like businesses at attractive valuations. We also maintain an overweight in the industrials sector, where we have identified several attractively valued, higher-quality stocks. In recent months, we took advantage of valuation opportunities to increase several existing industrials positions as well as initiate new holdings in the sector.

Attractive valuations allowed us to initiate new positions in higher-quality insurance and bank companies in recent months. Our bank exposure, which makes up a meaningful portion of the portfolio’s financials weight, remains focused on higher-quality regional banks that offer geographical diversification.

In terms of underweight exposure, we have continued to avoid the utilities sector. Despite the sector’s recent underperformance, our metrics show that valuations remain too rich for our investment process. Additionally, it has been difficult for us to find higher-quality utilities stocks. The portfolio’s underweight in health care is largely driven by our lack of exposure to the biotechnology industry. Stocks in that industry tend not to meet our higher-quality, lower-volatility investment criteria.

6

Fund Characteristics

MARCH 31, 2018
Top Ten Holdings	% of net assets
Compass Diversified Holdings	2.7%
Silgan Holdings, Inc.	2.6%
Graphic Packaging Holding Co.	2.6%
Valley National Bancorp	2.5%
BankUnited, Inc.	2.4%
Bank of the Ozarks, Inc.	2.3%
FNB Corp.	2.0%
CSW Industrials, Inc.	1.9%
Belden, Inc.	1.9%
Minerals Technologies, Inc.	1.9%

Top Five Industries	% of net assets
Banks	20.0%
Insurance	9.0%
Containers and Packaging	6.7%
Equity Real Estate Investment Trusts (REITs)	6.3%
Electronic Equipment, Instruments and Components	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.0%
Convertible Preferred Stocks	0.5%
Total Equity Exposure	98.5%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.4%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,016.40	$6.33	1.26%
I Class	$1,000	$1,016.80	$5.33	1.06%
Y Class	$1,000	$1,018.30	$4.58	0.91%
A Class	$1,000	$1,014.80	$7.59	1.51%
C Class	$1,000	$1,011.50	$11.33	2.26%
R Class	$1,000	$1,013.20	$8.83	1.76%
R5 Class	$1,000	$1,017.80	$5.33	1.06%
R6 Class	$1,000	$1,017.20	$4.58	0.91%
Hypothetical
Investor Class	$1,000	$1,018.65	$6.34	1.26%
I Class	$1,000	$1,019.65	$5.34	1.06%
Y Class	$1,000	$1,020.39	$4.58	0.91%
A Class	$1,000	$1,017.40	$7.59	1.51%
C Class	$1,000	$1,013.66	$11.35	2.26%
R Class	$1,000	$1,016.16	$8.85	1.76%
R5 Class	$1,000	$1,019.65	$5.34	1.06%
R6 Class	$1,000	$1,020.39	$4.58	0.91%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2018

	Shares	Value
COMMON STOCKS — 98.0%
Aerospace and Defense — 0.9%
Esterline Technologies Corp.(1)	180,000	$13,167,000
Banks — 20.0%
Bank of the Ozarks, Inc.	720,000	34,754,400
BankUnited, Inc.	900,000	35,982,000
Boston Private Financial Holdings, Inc.	985,000	14,824,250
FCB Financial Holdings, Inc., Class A(1)	425,000	21,717,500
First Hawaiian, Inc.	875,000	24,351,250
FNB Corp.	2,180,000	29,321,000
Home BancShares, Inc.	1,110,000	25,319,100
LegacyTexas Financial Group, Inc.	590,000	25,263,800
Popular, Inc.	230,000	9,572,600
Southside Bancshares, Inc.	120,792	4,196,314
Texas Capital Bancshares, Inc.(1)	120,000	10,788,000
UMB Financial Corp.	355,000	25,698,450
Valley National Bancorp	3,045,000	37,940,700
		299,729,364
Building Products — 3.5%
Apogee Enterprises, Inc.	275,000	11,921,250
CSW Industrials, Inc.(1)	644,721	29,044,681
Gibraltar Industries, Inc.(1)	365,379	12,368,079
		53,334,010
Capital Markets — 2.3%
Ares Management LP	1,090,000	23,326,000
Donnelley Financial Solutions, Inc.(1)	635,000	10,902,950
		34,228,950
Chemicals — 5.0%
Innophos Holdings, Inc.	605,000	24,327,050
Innospec, Inc.	200,000	13,720,000
Minerals Technologies, Inc.	415,000	27,784,250
PolyOne Corp.	230,000	9,779,600
		75,610,900
Commercial Services and Supplies — 2.6%
Ceco Environmental Corp.	886,088	3,943,092
Deluxe Corp.	165,000	12,211,650
InnerWorkings, Inc.(1)	1,915,000	17,330,750
LSC Communications, Inc.	160,000	2,792,000
Multi-Color Corp.	52,681	3,479,580
		39,757,072
Construction and Engineering — 1.3%
Dycom Industries, Inc.(1)	135,000	14,530,050

10

	Shares	Value
Valmont Industries, Inc.	35,000	$5,120,500
		19,650,550
Containers and Packaging — 6.7%
Bemis Co., Inc.	540,000	23,500,800
Graphic Packaging Holding Co.	2,525,000	38,758,750
Silgan Holdings, Inc.	1,405,000	39,129,250
		101,388,800
Diversified Financial Services — 2.7%
Compass Diversified Holdings	2,460,000	40,344,000
Electrical Equipment — 1.1%
AZZ, Inc.	330,000	14,421,000
Thermon Group Holdings, Inc.(1)	120,000	2,689,200
		17,110,200
Electronic Equipment, Instruments and Components — 5.8%
Avnet, Inc.	540,000	22,550,400
Belden, Inc.	410,000	28,265,400
OSI Systems, Inc.(1)	210,000	13,706,700
Tech Data Corp.(1)	105,000	8,938,650
VeriFone Systems, Inc.(1)	840,000	12,919,200
		86,380,350
Energy Equipment and Services — 1.2%
Cactus, Inc., Class A(1)	115,000	3,096,950
Dril-Quip, Inc.(1)	210,000	9,408,000
FTS International, Inc.(1)	94,883	1,744,899
Helix Energy Solutions Group, Inc.(1)	220,000	1,273,800
Keane Group, Inc.(1)	100,000	1,480,000
Liberty Oilfield Services, Inc., Class A(1)	75,000	1,266,750
		18,270,399
Equity Real Estate Investment Trusts (REITs) — 6.3%
Armada Hoffler Properties, Inc.	175,000	2,395,750
CareTrust REIT, Inc.	495,000	6,633,000
Community Healthcare Trust, Inc.	315,000	8,108,100
EPR Properties	80,000	4,432,000
Kite Realty Group Trust	1,335,000	20,332,050
Lexington Realty Trust	535,000	4,210,450
MedEquities Realty Trust, Inc.	1,085,000	11,403,350
Medical Properties Trust, Inc.	715,000	9,295,000
RLJ Lodging Trust	210,000	4,082,400
Sabra Health Care REIT, Inc.	540,000	9,531,000
Summit Hotel Properties, Inc.	315,000	4,287,150
Urstadt Biddle Properties, Inc., Class A	165,000	3,184,500
Weingarten Realty Investors	215,000	6,037,200
		93,931,950
Food Products — 2.7%
Hain Celestial Group, Inc. (The)(1)	290,000	9,300,300
John B Sanfilippo & Son, Inc.	145,000	8,391,150

11

	Shares	Value
TreeHouse Foods, Inc.(1)	580,000	$22,196,600
		39,888,050
Health Care Providers and Services — 0.6%
Providence Service Corp. (The)(1)	140,000	9,679,600
Hotels, Restaurants and Leisure — 0.7%
Red Robin Gourmet Burgers, Inc.(1)	195,000	11,310,000
Household Durables — 1.5%
Helen of Troy Ltd.(1)	255,000	22,185,000
Household Products — 0.8%
Energizer Holdings, Inc.	200,000	11,916,000
Insurance — 9.0%
AMERISAFE, Inc.	370,384	20,463,716
Aspen Insurance Holdings Ltd.	300,000	13,455,000
Hanover Insurance Group, Inc. (The)	120,000	14,146,800
James River Group Holdings Ltd.	570,000	20,217,900
Kinsale Capital Group, Inc.	180,000	9,239,400
RenaissanceRe Holdings Ltd.	165,000	22,854,150
RLI Corp.	245,000	15,530,550
Validus Holdings Ltd.	280,000	18,886,000
		134,793,516
IT Services — 5.6%
CSRA, Inc.	580,000	23,913,400
EVERTEC, Inc.	1,380,000	22,563,000
Presidio, Inc.(1)	860,000	13,450,400
Teradata Corp.(1)	605,000	24,000,350
		83,927,150
Leisure Products — 0.6%
Malibu Boats, Inc., Class A(1)	177,237	5,886,041
MCBC Holdings, Inc.(1)	115,000	2,898,000
		8,784,041
Machinery — 4.8%
Actuant Corp., Class A	825,000	19,181,250
EnPro Industries, Inc.	325,000	25,148,500
Global Brass & Copper Holdings, Inc.	580,000	19,401,000
Graham Corp.	335,000	7,175,700
Rexnord Corp.(1)	55,000	1,632,400
		72,538,850
Media — 1.2%
Entravision Communications Corp., Class A	3,300,000	15,510,000
Townsquare Media, Inc., Class A	240,000	1,903,200
		17,413,200
Mortgage Real Estate Investment Trusts (REITs) — 0.9%
Granite Point Mortgage Trust, Inc.	355,000	5,871,700
Two Harbors Investment Corp.	475,000	7,300,750
		13,172,450
Oil, Gas and Consumable Fuels — 1.2%
Ardmore Shipping Corp.(1)	940,000	7,144,000

12

	Shares	Value
Extraction Oil & Gas, Inc.(1)	520,000	$5,959,200
Scorpio Tankers, Inc.	413,920	811,283
WildHorse Resource Development Corp.(1)	190,000	3,627,100
		17,541,583
Personal Products — 1.2%
Edgewell Personal Care Co.(1)	360,000	17,575,200
Professional Services — 0.8%
Huron Consulting Group, Inc.(1)	315,000	12,001,500
Road and Rail — 0.2%
Heartland Express, Inc.	205,000	3,687,950
Semiconductors and Semiconductor Equipment — 1.3%
Cypress Semiconductor Corp.	455,000	7,716,800
Kulicke & Soffa Industries, Inc.(1)	475,000	11,879,750
		19,596,550
Specialty Retail — 2.5%
Camping World Holdings, Inc., Class A	600,000	19,350,000
MarineMax, Inc.(1)	355,000	6,904,750
Penske Automotive Group, Inc.	252,946	11,213,096
		37,467,846
Technology Hardware, Storage and Peripherals — 1.1%
Cray, Inc.(1)	810,000	16,767,000
Trading Companies and Distributors — 1.9%
DXP Enterprises, Inc.(1)	200,000	7,790,000
Foundation Building Materials, Inc.(1)	975,024	14,537,608
GMS, Inc.(1)	60,033	1,834,608
MSC Industrial Direct Co., Inc., Class A	50,000	4,585,500
		28,747,716
TOTAL COMMON STOCKS (Cost $1,331,470,519)		1,471,896,747
CONVERTIBLE PREFERRED STOCKS — 0.5%
Machinery — 0.5%
Rexnord Corp., 5.75%, 11/15/19 (Cost $5,988,255)	120,000	7,713,600
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $8,962,947), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $8,768,704)		8,767,291
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $7,456,830), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $7,309,601)		7,309,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	8,987	8,987
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,085,278)		16,085,278
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $1,353,544,052)		1,495,695,625
OTHER ASSETS AND LIABILITIES — 0.4%		5,389,875
TOTAL NET ASSETS — 100.0%		$1,501,085,500

13

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $1,353,544,052)	$1,495,695,625
Cash	532,158
Receivable for investments sold	14,061,856
Receivable for capital shares sold	1,681,452
Dividends and interest receivable	1,856,867
1,513,827,958

Liabilities
Payable for investments purchased	9,207,648
Payable for capital shares redeemed	2,046,336
Accrued management fees	1,459,464
Distribution and service fees payable	29,010
12,742,458

Net Assets	$1,501,085,500

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,291,613,864
Undistributed net investment income	3,732,462
Undistributed net realized gain	63,587,601
Net unrealized appreciation	142,151,573
$1,501,085,500

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$687,877,026	79,631,042	$8.64
I Class, $0.01 Par Value	$411,986,465	47,238,714	$8.72
Y Class, $0.01 Par Value	$131,319	15,034	$8.73
A Class, $0.01 Par Value	$116,762,832	13,665,275	$8.54*
C Class, $0.01 Par Value	$2,687,753	328,669	$8.18
R Class, $0.01 Par Value	$3,284,105	386,208	$8.50
R5 Class, $0.01 Par Value	$5,366	615	$8.73
R6 Class, $0.01 Par Value	$278,350,634	31,903,905	$8.72
*Maximum offering price $9.06 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Dividends (including $756,309 from affiliates and net of foreign taxes withheld of $14,375)	$26,122,455
Interest	247,091
26,369,546

Expenses:
Management fees	17,811,488
Distribution and service fees:
A Class	313,655
C Class	21,424
R Class	15,626
Directors' fees and expenses	46,769
Other expenses	39,576
18,248,538

Net investment income (loss)	8,121,008

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $5,686,209 from affiliates)	202,915,944
Forward foreign currency exchange contract transactions	5,621
202,921,565

Change in net unrealized appreciation (depreciation) on:
Investments (including ($298,233) from affiliates)	(124,327,403)
Forward foreign currency exchange contracts	(37,841)
(124,365,244)

Net realized and unrealized gain (loss)	78,556,321

Net Increase (Decrease) in Net Assets Resulting from Operations	$86,677,329

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$8,121,008	$7,822,819
Net realized gain (loss)	202,921,565	203,481,708
Change in net unrealized appreciation (depreciation)	(124,365,244)	178,137,336
Net increase (decrease) in net assets resulting from operations	86,677,329	389,441,863

Distributions to Shareholders
From net investment income:
Investor Class	(2,152,827)	(4,647,788)
I Class	(2,385,206)	(4,114,600)
Y Class	(28)	—
A Class	(109,194)	(651,385)
C Class	—	(285)
R Class	—	(7,918)
R5 Class	(22)	—
R6 Class	(1,453,277)	(1,402,136)
From net realized gains:
Investor Class	(91,337,226)	(33,783,589)
I Class	(63,297,513)	(22,113,072)
Y Class	(662)	—
A Class	(15,531,727)	(6,659,384)
C Class	(317,339)	(26,597)
R Class	(414,021)	(143,466)
R5 Class	(662)	—
R6 Class	(31,132,870)	(5,577,060)
Decrease in net assets from distributions	(208,132,574)	(79,127,280)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	66,977,658	(141,324,571)

Net increase (decrease) in net assets	(54,477,587)	168,990,012

Net Assets
Beginning of period	1,555,563,087	1,386,573,075
End of period	$1,501,085,500	$1,555,563,087

Undistributed net investment income	$3,732,462	$2,253,490

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

18

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The

19

maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.00% to 1.25%	1.25%
I Class	0.80% to 1.05%	1.05%
Y Class	0.65% to 0.90%	0.90%
A Class	1.00% to 1.25%	1.25%
C Class	1.00% to 1.25%	1.25%
R Class	1.00% to 1.25%	1.25%
R5 Class	0.80% to 1.05%	1.05%
R6 Class	0.65% to 0.90%	0.90%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $5,106,529 and $9,023,279, respectively. The effect of interfund transactions on the Statement of Operations was $2,187,813 in net realized gain (loss) on investment transactions.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 were $1,375,556,988 and $1,456,036,347, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	530,000,000		575,000,000
Sold	13,655,808	$126,053,160	16,894,263	$148,292,430
Issued in reinvestment of distributions	10,565,708	91,480,014	4,182,615	37,023,384
Redeemed	(26,621,472)	(243,195,829)	(26,036,632)	(221,392,102)
	(2,399,956)	(25,662,655)	(4,959,754)	(36,076,288)
I Class/Shares Authorized	380,000,000		400,000,000
Sold	21,037,259	195,108,451	10,400,947	90,289,454
Issued in reinvestment of distributions	6,236,884	54,538,296	2,659,311	23,663,986
Redeemed	(28,934,108)	(265,355,798)	(32,110,870)	(269,634,819)
	(1,659,965)	(15,709,051)	(19,050,612)	(155,681,379)
Y Class/Shares Authorized	50,000,000		N/A
Sold	14,955	132,166
Issued in reinvestment of distributions	79	690
	15,034	132,856
A Class/Shares Authorized	90,000,000		160,000,000
Sold	2,274,718	20,516,603	2,738,285	23,466,773
Issued in reinvestment of distributions	1,820,578	15,570,340	824,305	7,259,487
Redeemed	(5,633,747)	(51,264,045)	(7,396,839)	(62,304,032)
	(1,538,451)	(15,177,102)	(3,834,249)	(31,577,772)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	212,947	1,862,168	106,330	925,018
Issued in reinvestment of distributions	38,700	317,339	3,109	26,882
Redeemed	(59,921)	(520,640)	(8,849)	(74,470)
	191,726	1,658,867	100,590	877,430
R Class/Shares Authorized	10,000,000		10,000,000
Sold	111,097	1,011,895	136,632	1,175,294
Issued in reinvestment of distributions	48,594	414,021	17,131	151,384
Redeemed	(126,291)	(1,137,625)	(114,803)	(981,752)
	33,400	288,291	38,960	344,926
R5 Class/Shares Authorized	50,000,000		N/A
Sold	537	5,000
Issued in reinvestment of distributions	78	684
	615	5,684
R6 Class/Shares Authorized	150,000,000		50,000,000
Sold	14,365,364	132,796,610	19,432,466	162,082,591
Issued in reinvestment of distributions	3,725,552	32,586,147	788,291	6,979,196
Redeemed	(4,765,877)	(43,941,989)	(10,461,852)	(88,273,275)
	13,325,039	121,440,768	9,758,905	80,788,512
Net increase (decrease)	7,967,442	$66,977,658	(17,946,160)	$(141,324,571)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the Y Class and R5 Class.

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6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2018 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
CSW Industrials, Inc.(1)(2)	$26,124	$8,848	$10,460	$4,533	(2)	(2)	$2,038	—
Entravision Communications Corp., Class A(2)	29,109	14,991	23,759	(4,831)	(2)	(2)	3,648	$756
	$55,233	$23,839	$34,219	$(298)	—	—	$5,686	$756
(1) Non-income producing.
(2) Company was not an affiliate at March 31, 2018.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,471,896,747	—	—
Convertible Preferred Stocks	—	$7,713,600	—
Temporary Cash Investments	8,987	16,076,291	—
	$1,471,905,734	$23,789,891	—

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the

22

holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $4,199,566.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended March 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $5,621 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(37,841) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

9. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$83,250,525	$40,179,667
Long-term capital gains	$124,882,049	$38,947,613

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,376,208,921
Gross tax appreciation of investments	$185,803,849
Gross tax depreciation of investments	(66,317,145)
Net tax appreciation (depreciation)	$119,486,704
Undistributed ordinary income	$28,253,288
Accumulated long-term gains	$61,731,644

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$9.39	0.04	0.47	0.51	(0.03)	(1.23)	(1.26)	$8.64	5.41%	1.26%	0.42%	90%	$687,877
2017	$7.55	0.04	2.28	2.32	(0.06)	(0.42)	(0.48)	$9.39	31.15%	1.25%	0.47%	90%	$770,415
2016	$9.16	0.04	(0.59)	(0.55)	(0.03)	(1.03)	(1.06)	$7.55	(6.25)%	1.26%	0.43%	95%	$656,974
2015	$9.88	0.06	0.48	0.54	(0.05)	(1.21)	(1.26)	$9.16	6.18%	1.24%	0.66%	78%	$815,048
2014	$9.45	0.06	2.04	2.10	(0.08)	(1.59)	(1.67)	$9.88	23.27%	1.22%	0.62%	111%	$948,338
I Class(3)
2018	$9.47	0.06	0.46	0.52	(0.04)	(1.23)	(1.27)	$8.72	5.57%	1.06%	0.62%	90%	$411,986
2017	$7.61	0.06	2.29	2.35	(0.07)	(0.42)	(0.49)	$9.47	31.43%	1.05%	0.67%	90%	$463,119
2016	$9.22	0.05	(0.58)	(0.53)	(0.05)	(1.03)	(1.08)	$7.61	(6.02)%	1.06%	0.63%	95%	$517,247
2015	$9.94	0.08	0.48	0.56	(0.07)	(1.21)	(1.28)	$9.22	6.35%	1.04%	0.86%	78%	$599,932
2014	$9.50	0.08	2.05	2.13	(0.10)	(1.59)	(1.69)	$9.94	23.45%	1.02%	0.82%	111%	$874,415
Y Class
2018(4)	$9.32	0.08	0.61	0.69	(0.05)	(1.23)	(1.28)	$8.73	7.43%	0.91%(5)	0.95%(5)	90%(6)	$131

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$9.31	0.01	0.46	0.47	(0.01)	(1.23)	(1.24)	$8.54	5.02%	1.51%	0.17%	90%	$116,763
2017	$7.49	0.02	2.26	2.28	(0.04)	(0.42)	(0.46)	$9.31	30.82%	1.50%	0.22%	90%	$141,505
2016	$9.09	0.01	(0.57)	(0.56)	(0.01)	(1.03)	(1.04)	$7.49	(6.41)%	1.51%	0.18%	95%	$142,568
2015	$9.81	0.04	0.48	0.52	(0.03)	(1.21)	(1.24)	$9.09	5.96%	1.49%	0.41%	78%	$384,891
2014	$9.40	0.04	2.02	2.06	(0.06)	(1.59)	(1.65)	$9.81	22.92%	1.47%	0.37%	111%	$433,905
C Class
2018	$9.01	(0.05)	0.45	0.40	—	(1.23)	(1.23)	$8.18	4.41%	2.26%	(0.58)%	90%	$2,688
2017	$7.29	(0.05)	2.20	2.15	(0.01)	(0.42)	(0.43)	$9.01	29.78%	2.25%	(0.53)%	90%	$1,234
2016	$8.93	(0.04)	(0.57)	(0.61)	—	(1.03)	(1.03)	$7.29	(7.13)%	2.26%	(0.57)%	95%	$265
2015	$9.71	(0.03)	0.47	0.44	(0.01)	(1.21)	(1.22)	$8.93	5.14%	2.24%	(0.34)%	78%	$138
2014	$9.35	(0.04)	2.01	1.97	(0.02)	(1.59)	(1.61)	$9.71	21.94%	2.22%	(0.38)%	111%	$114
R Class
2018	$9.28	(0.01)	0.46	0.45	—	(1.23)	(1.23)	$8.50	4.82%	1.76%	(0.08)%	90%	$3,284
2017	$7.48	—(7)	2.25	2.25	(0.03)	(0.42)	(0.45)	$9.28	30.41%	1.75%	(0.03)%	90%	$3,275
2016	$9.09	—(7)	(0.58)	(0.58)	—	(1.03)	(1.03)	$7.48	(6.65)%	1.76%	(0.07)%	95%	$2,346
2015	$9.83	0.02	0.47	0.49	(0.02)	(1.21)	(1.23)	$9.09	5.65%	1.74%	0.16%	78%	$2,138
2014	$9.42	0.01	2.03	2.04	(0.04)	(1.59)	(1.63)	$9.83	22.64%	1.72%	0.12%	111%	$4,517
R5 Class
2018(4)	$9.32	0.06	0.62	0.68	(0.04)	(1.23)	(1.27)	$8.73	7.32%	1.06%(5)	0.65%(5)	90%(6)	$5

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2018	$9.47	0.07	0.47	0.54	(0.06)	(1.23)	(1.29)	$8.72	5.73%	0.91%	0.77%	90%	$278,351
2017	$7.62	0.07	2.28	2.35	(0.08)	(0.42)	(0.50)	$9.47	31.45%	0.90%	0.82%	90%	$176,015
2016	$9.23	0.07	(0.59)	(0.52)	(0.06)	(1.03)	(1.09)	$7.62	(5.86)%	0.91%	0.78%	95%	$67,173
2015	$9.94	0.11	0.48	0.59	(0.09)	(1.21)	(1.30)	$9.23	6.62%	0.89%	1.01%	78%	$39,898
2014(8)	$10.38	0.07	1.14	1.21	(0.06)	(1.59)	(1.65)	$9.94	12.46%	0.87%(5)	1.06%(5)	111%(9)	$13,430

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through March 31, 2018.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(7)	Per share amount was less than $0.005.

(8)	July 26, 2013 (commencement of sale) through March 31, 2014.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 16, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	68	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc.; MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	70	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$24,595,873,549	$400,991,853
Barry Fink	$24,607,840,546	$389,024,856
Jan M. Lewis	$24,616,409,175	$380,456,227
Stephen E. Yates	$24,605,431,961	$391,433,441
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2018.

For corporate taxpayers, the fund hereby designates $17,807,826, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $79,890,911 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2018.

The fund hereby designates $131,007,623, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2018.

The fund utilized earnings and profits of $9,226,704 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92272 1805

Annual Report

March 31, 2018

Value Fund
Investor Class (TWVLX)
I Class (AVLIX)
Y Class (AVUYX)
A Class (TWADX)
C Class (ACLCX)
R Class (AVURX)
R5 Class (AVUGX)
R6 Class (AVUDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	3.38%	9.91%	8.14%	—	9/1/93
Russell 1000 Value Index	—	6.95%	10.78%	7.77%	—	—
S&P 500 Index	—	13.99%	13.30%	9.49%	—	—
I Class	AVLIX	3.58%	10.14%	8.36%	—	7/31/97
Y Class	AVUYX	—	—	—	3.94%	4/10/17
A Class	TWADX					10/2/96
No sales charge		3.13%	9.68%	7.87%	—
With sales charge		-2.82%	8.39%	7.24%	—
C Class	ACLCX	2.40%	8.82%	7.06%	—	6/4/01
R Class	AVURX	2.87%	9.40%	7.61%	—	7/29/05
R5 Class	AVUGX	—	—	—	3.80%	4/10/17
R6 Class	AVUDX	3.74%	—	—	8.86%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $21,881

Russell 1000 Value Index — $21,144

S&P 500 Index — $24,771

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.98%	0.78%	0.63%	1.23%	1.98%	1.48%	0.78%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson, Brian Woglom, Dan Gruemmer, and Philip Sundell

In April 2017, Philip Sundell joined Value’s management team.

Performance Summary

Value returned 3.38%* for the fiscal year ended March 31, 2018, compared with the 6.95% return of its benchmark, the Russell 1000 Value Index.

Value stocks underperformed growth stocks across the capitalization spectrum during the 12-month period, creating a headwind for the fund’s performance. Within the Russell 1000 Value Index, information technology led performance, followed by financials and materials. The weakest sectors were telecommunication services, real estate, and consumer staples. The fund recorded positive absolute contributions from most sectors, led by financials and information technology. Industrials were the largest absolute detractors.

The fund’s underperformance relative to the benchmark was driven by stock selection in the industrials and health care sectors. Stock decisions in the information technology and consumer staples sectors benefited results, as did an underweight in the real estate sector.

Industrials Holdings Led Detractors

Security selection in the industrials sector detracted from relative performance. General Electric was a significant detractor. The industrial conglomerate underperformed due to fundamental challenges in its power and financial business segments and uncertainty over asset dispositions. We continue to believe that General Electric is a higher-quality company with best-in-class aviation and leading health care business units.

In the health care sector, Teva Pharmaceutical Industries weighed on performance. Teva’s stock declined after it missed second-quarter earnings-per-share expectations, lowered guidance for fiscal year 2017, and significantly cut its dividend. Additionally, Teva’s core U.S. generics business faced greater price erosion and increased competition. Hospital operator LifePoint Health declined after it reported earnings that were below expectations due in part to weak market conditions with low admissions. Also, four hospitals that were acquired in 2016 underperformed as they faced competitive markets. We bought additional shares of the stock on weakness in its price.

Other significant detractors included toy company Mattel, which declined after missing estimates and announcing the need to renegotiate the financial leverage covenants of its credit facility. Furthermore, Toys"R"Us, one of Mattel’s largest customers, unexpectedly filed for bankruptcy, creating uncertainty leading up to the holiday season. Despite the short-term disruption, we believe there will be minimal impact to long-term toy demand. The stock of electric utility PG&E underperformed after media reports linked PG&E’s equipment to the recent Northern California wildfires, creating liability concerns. The stock fell further after the company proactively suspended its dividend to build its cash reserve until liabilities can be determined. Advance Auto Parts fell in July after competitor O’Reilly Automotive preannounced that it would miss quarterly sales expectations. Advance Auto Parts then reported its own earnings miss in August and materially lowered its fiscal-year guidance. Our longer-term investment thesis, however, remains intact. The

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

retailer of aftermarket replacement parts is a market share leader in a higher-quality industry.
Extreme winter storms in the Northeastern U.S. helped drive better-than-expected quarterly results late in our reporting period. Additionally, the company is in the process of restructuring, which we think should dramatically improve profit margins.

Information Technology Benefited Performance

Holdings in the electronic equipment and components industry aided security selection in information technology. TE Connectivity was a significant contributor. The company designs and manufactures products for automotive, industrial, and harsh environments. It delivered better-than-expected quarterly earnings and revenues and provided a positive outlook for fiscal year 2018, due in part to strong demand for autonomous driving technologies. Keysight Technologies also outperformed. This electronic test and measurement company has been successful in serving growth markets such as 5G, next-generation wireless, aerospace, and automotive. Keysight reported double-digit growth in quarterly orders and authorized a new share-repurchase program. Semiconductor company Applied Materials turned in strong performance as the company continued to gain market share and exceed expectations. Additionally, the company raised guidance due to strong demand in the memory and display end markets.

Other major contributors included holding an underweight position in integrated oil company Exxon Mobil. Exxon declined after its most recent quarterly results came in below expectations, and its cash flow estimates were revised downward. PNC Financial Services Group outperformed on further increases in earnings estimates due to higher fee income, healthy credit quality, lower taxes resulting from the new tax legislation, and its 21% ownership of BlackRock.

Portfolio Positioning

We continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. We look for higher-quality companies of all sizes whose stock price may not reflect the company’s value.
Energy valuations remain attractive. During the first half of 2017, the energy sector declined as the price of oil fell and energy companies faced a rising service-cost environment. This provided us the opportunity to add to some of the portfolio's energy stocks that continue to offer compelling risk/reward profiles. The sector ended our fiscal year as the largest overweight relative to the benchmark.
We see value in health care, another portfolio overweight. Our health care holdings offer some of the most attractive risk/reward profiles. We have identified opportunities across industries, including pharmaceuticals, health care providers and services, and health care equipment and supplies.
The portfolio’s largest underweights at the end of the period were utilities and real estate, where we see elevated valuations. Investors had been drawn to utilities and real estate stocks because of the yields they offered during an extended period of low interest rates. As interest rates have risen, these stocks have come under pressure. Despite this recent underperformance, our valuation methodology shows that many stocks in these sectors remain overvalued.

6

Fund Characteristics

MARCH 31, 2018
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.4%
Procter & Gamble Co. (The)	3.2%
Pfizer, Inc.	3.0%
Wells Fargo & Co.	2.8%
General Electric Co.	2.7%
Bank of America Corp.	2.6%
Merck & Co., Inc.	2.5%
Johnson & Johnson	2.4%
AT&T, Inc.	2.3%
Berkshire Hathaway, Inc.*	2.2%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Banks	14.3%
Oil, Gas and Consumable Fuels	13.6%
Pharmaceuticals	10.6%
Health Care Providers and Services	4.6%
Health Care Equipment and Supplies	4.0%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	92.6%
Foreign Common Stocks*	5.4%
Total Common Stocks	98.0%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	0.3%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,013.10	$4.92	0.98%
I Class	$1,000	$1,014.10	$3.92	0.78%
Y Class	$1,000	$1,013.60	$3.16	0.63%
A Class	$1,000	$1,011.90	$6.17	1.23%
C Class	$1,000	$1,007.20	$9.91	1.98%
R Class	$1,000	$1,010.60	$7.42	1.48%
R5 Class	$1,000	$1,014.10	$3.92	0.78%
R6 Class	$1,000	$1,014.80	$3.16	0.63%
Hypothetical
Investor Class	$1,000	$1,020.05	$4.94	0.98%
I Class	$1,000	$1,021.04	$3.93	0.78%
Y Class	$1,000	$1,021.79	$3.18	0.63%
A Class	$1,000	$1,018.80	$6.19	1.23%
C Class	$1,000	$1,015.06	$9.95	1.98%
R Class	$1,000	$1,017.55	$7.44	1.48%
R5 Class	$1,000	$1,021.04	$3.93	0.78%
R6 Class	$1,000	$1,021.79	$3.18	0.63%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2018

	Shares	Value
COMMON STOCKS — 98.0%
Aerospace and Defense — 0.5%
United Technologies Corp.	116,170	$14,616,509
Air Freight and Logistics — 0.4%
United Parcel Service, Inc., Class B	111,360	11,654,938
Automobiles — 1.2%
General Motors Co.	533,259	19,378,632
Honda Motor Co. Ltd.	558,800	19,402,946
		38,781,578
Banks — 14.3%
Bank of America Corp.	2,723,310	81,672,067
BB&T Corp.	590,280	30,718,171
BOK Financial Corp.	72,596	7,186,278
Comerica, Inc.	98,037	9,404,689
JPMorgan Chase & Co.	987,361	108,580,089
M&T Bank Corp.	107,330	19,787,359
PNC Financial Services Group, Inc. (The)	278,503	42,120,794
U.S. Bancorp	1,340,302	67,685,251
Wells Fargo & Co.	1,720,558	90,174,445
		457,329,143
Beverages — 0.4%
PepsiCo, Inc.	121,350	13,245,353
Building Products — 0.9%
Johnson Controls International plc	808,629	28,496,086
Capital Markets — 3.8%
Ameriprise Financial, Inc.	89,230	13,200,686
Franklin Resources, Inc.	262,040	9,087,547
Goldman Sachs Group, Inc. (The)	127,474	32,105,602
Invesco Ltd.	905,021	28,969,722
Northern Trust Corp.	259,567	26,769,145
State Street Corp.	119,865	11,954,136
		122,086,838
Commercial Services and Supplies — 0.3%
Republic Services, Inc.	163,060	10,799,464
Communications Equipment — 2.0%
Cisco Systems, Inc.	1,474,779	63,253,271
Containers and Packaging — 0.3%
Sonoco Products Co.	170,500	8,269,250
Diversified Financial Services — 2.2%
Berkshire Hathaway, Inc., Class A(1)	159	47,556,900
Berkshire Hathaway, Inc., Class B(1)	115,620	23,063,878
		70,620,778
Diversified Telecommunication Services — 3.6%
AT&T, Inc.	2,030,490	72,386,968
Verizon Communications, Inc.	875,900	41,885,538
		114,272,506

10

	Shares	Value
Electric Utilities — 1.0%
Edison International	189,776	$12,081,140
PG&E Corp.	486,756	21,383,191
		33,464,331
Electrical Equipment — 1.0%
Emerson Electric Co.	270,470	18,473,101
Hubbell, Inc.	114,261	13,914,705
		32,387,806
Electronic Equipment, Instruments and Components — 1.3%
Keysight Technologies, Inc.(1)	342,807	17,959,659
TE Connectivity Ltd.	237,629	23,739,137
		41,698,796
Energy Equipment and Services — 3.9%
Baker Hughes a GE Co.	837,439	23,255,681
Halliburton Co.	203,583	9,556,186
Helmerich & Payne, Inc.	95,213	6,337,377
National Oilwell Varco, Inc.	679,413	25,009,192
Schlumberger Ltd.	952,320	61,691,290
		125,849,726
Equity Real Estate Investment Trusts (REITs) — 0.5%
Weyerhaeuser Co.	445,240	15,583,400
Food and Staples Retailing — 2.1%
Sysco Corp.	178,992	10,732,360
US Foods Holding Corp.(1)	382,570	12,536,819
Walmart, Inc.	480,781	42,775,086
		66,044,265
Food Products — 3.9%
Conagra Brands, Inc.	957,635	35,317,579
General Mills, Inc.	470,370	21,194,872
Kellogg Co.	367,804	23,910,938
Mondelez International, Inc., Class A	1,090,306	45,498,469
		125,921,858
Health Care Equipment and Supplies — 4.0%
Abbott Laboratories	395,690	23,709,745
Medtronic plc	707,540	56,758,859
Siemens Healthineers AG(1)	358,498	14,733,199
Zimmer Biomet Holdings, Inc.	294,523	32,114,788
		127,316,591
Health Care Providers and Services — 4.6%
Cardinal Health, Inc.	300,180	18,815,282
Cigna Corp.	48,330	8,106,874
Express Scripts Holding Co.(1)	359,949	24,865,277
HCA Healthcare, Inc.	262,570	25,469,290
Henry Schein, Inc.(1)	102,590	6,895,074
LifePoint Health, Inc.(1)	643,620	30,250,140
McKesson Corp.	178,920	25,204,461
Universal Health Services, Inc., Class B	72,607	8,597,395
		148,203,793
Hotels, Restaurants and Leisure — 0.3%
Carnival Corp.	140,987	9,245,927

11

	Shares	Value
Household Products — 3.4%
Kimberly-Clark Corp.	75,250	$8,287,283
Procter & Gamble Co. (The)	1,281,104	101,565,925
		109,853,208
Industrial Conglomerates — 2.7%
General Electric Co.	6,497,084	87,580,692
Insurance — 3.2%
Aflac, Inc.	311,416	13,627,564
Chubb Ltd.	225,923	30,899,489
MetLife, Inc.	620,748	28,486,126
Reinsurance Group of America, Inc.	133,309	20,529,586
Unum Group	150,710	7,175,303
		100,718,068
Leisure Products — 0.4%
Mattel, Inc.	994,992	13,084,145
Machinery — 0.5%
IMI plc	1,011,960	15,360,005
Metals and Mining — 0.4%
BHP Billiton Ltd.	643,070	14,224,927
Multiline Retail — 0.8%
Target Corp.	353,454	24,540,311
Oil, Gas and Consumable Fuels — 13.6%
Anadarko Petroleum Corp.	513,210	31,003,016
Apache Corp.	345,205	13,283,488
Chevron Corp.	583,757	66,571,648
Cimarex Energy Co.	232,477	21,736,600
ConocoPhillips	559,933	33,198,428
Devon Energy Corp.	1,076,135	34,210,332
EOG Resources, Inc.	182,060	19,165,456
EQT Corp.	507,491	24,110,897
Exxon Mobil Corp.	318,789	23,784,847
Imperial Oil Ltd.	297,726	7,884,823
Noble Energy, Inc.	1,133,600	34,348,080
Occidental Petroleum Corp.	941,433	61,155,488
Royal Dutch Shell plc, B Shares	444,190	14,313,992
TOTAL SA	874,304	49,689,877
		434,456,972
Pharmaceuticals — 10.6%
Allergan plc	223,130	37,550,548
Bristol-Myers Squibb Co.	142,940	9,040,955
Johnson & Johnson	604,709	77,493,458
Merck & Co., Inc.	1,471,817	80,169,872
Pfizer, Inc.	2,743,653	97,372,245
Roche Holding AG	107,710	24,704,353
Teva Pharmaceutical Industries Ltd. ADR	725,607	12,400,624
		338,732,055
Road and Rail — 1.0%
Heartland Express, Inc.	1,722,782	30,992,848
Semiconductors and Semiconductor Equipment — 3.5%
Applied Materials, Inc.	104,044	5,785,887
Intel Corp.	1,297,887	67,593,955

12

	Shares/Principal Amount	Value
QUALCOMM, Inc.	601,770	$33,344,075
Teradyne, Inc.	137,169	6,269,995
		112,993,912
Software — 2.1%
Microsoft Corp.	115,372	10,530,002
Oracle Corp. (New York)	1,262,029	57,737,827
		68,267,829
Specialty Retail — 1.4%
Advance Auto Parts, Inc.	296,340	35,131,107
Lowe's Cos., Inc.	122,574	10,755,868
		45,886,975
Technology Hardware, Storage and Peripherals — 0.6%
Hewlett Packard Enterprise Co.	451,225	7,914,487
HP, Inc.	451,225	9,890,852
		17,805,339
Textiles, Apparel and Luxury Goods — 0.9%
Ralph Lauren Corp.	139,790	15,628,522
Tapestry, Inc.	223,567	11,761,860
		27,390,382
Trading Companies and Distributors — 0.4%
MSC Industrial Direct Co., Inc., Class A	136,237	12,494,295
TOTAL COMMON STOCKS (Cost $2,439,428,880)		3,133,524,170
TEMPORARY CASH INVESTMENTS — 1.7%
Federal Home Loan Bank, 1.43%, 4/2/18(2)	$30,000,000	30,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $13,635,324), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $13,339,822)		13,337,673
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 11/15/24, valued at $11,343,783), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $11,119,914)		11,119,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $54,455,506)		54,456,673
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $2,493,884,386)		3,187,980,843
OTHER ASSETS AND LIABILITIES — 0.3%		8,578,847
TOTAL NET ASSETS — 100.0%		$3,196,559,690

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	458,467	USD	354,378	JPMorgan Chase Bank N.A.	6/29/18	$(2,169)
USD	10,894,668	AUD	14,133,593	JPMorgan Chase Bank N.A.	6/29/18	36,781
USD	392,879	AUD	507,764	JPMorgan Chase Bank N.A.	6/29/18	2,797
USD	5,988,609	CAD	7,746,086	Morgan Stanley	6/29/18	(33,727)
USD	18,739,353	CHF	17,723,681	Credit Suisse AG	6/29/18	63,265
USD	48,159,726	EUR	38,948,423	UBS AG	6/29/18	(72,634)
USD	21,413,007	GBP	15,145,390	Morgan Stanley	6/29/18	86,911
USD	1,016,070	GBP	717,121	Morgan Stanley	6/29/18	6,298
JPY	72,858,825	USD	698,075	Credit Suisse AG	6/29/18	(9,344)
USD	14,696,555	JPY	1,551,765,150	Credit Suisse AG	6/29/18	27,788
USD	495,657	JPY	52,485,075	Credit Suisse AG	6/29/18	(483)
						$105,483

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $2,493,884,386)	$3,187,980,843
Receivable for investments sold	6,935,709
Receivable for capital shares sold	2,735,372
Unrealized appreciation on forward foreign currency exchange contracts	223,840
Dividends and interest receivable	6,843,810
3,204,719,574

Liabilities
Disbursements in excess of demand deposit cash	323,465
Payable for investments purchased	1,904,013
Payable for capital shares redeemed	3,171,510
Unrealized depreciation on forward foreign currency exchange contracts	118,357
Accrued management fees	2,524,492
Distribution and service fees payable	118,047
8,159,884

Net Assets	$3,196,559,690

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,534,416,935
Undistributed net investment income	761
Accumulated net realized loss	(32,059,634)
Net unrealized appreciation	694,201,628
$3,196,559,690

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,043,211,630	236,146,409	$8.65
I Class, $0.01 Par Value	$648,241,443	74,767,067	$8.67
Y Class, $0.01 Par Value	$1,037,888	119,706	$8.67
A Class, $0.01 Par Value	$116,377,362	13,460,409	$8.65*
C Class, $0.01 Par Value	$28,948,253	3,401,065	$8.51
R Class, $0.01 Par Value	$158,219,788	18,288,180	$8.65
R5 Class, $0.01 Par Value	$5,191	599	$8.67
R6 Class, $0.01 Par Value	$200,518,135	23,131,734	$8.67
*Maximum offering price $9.18 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $727,827)	$84,719,084
Interest	662,334
85,381,418

Expenses:
Management fees	30,322,648
Distribution and service fees:
A Class	319,870
C Class	324,419
R Class	709,157
Directors' fees and expenses	98,796
Other expenses	84,389
31,859,279

Net investment income (loss)	53,522,139

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	201,719,305
Forward foreign currency exchange contract transactions	(6,441,118)
Foreign currency translation transactions	(41,385)
195,236,802

Change in net unrealized appreciation (depreciation) on:
Investments	(136,288,859)
Forward foreign currency exchange contracts	(653,309)
Translation of assets and liabilities in foreign currencies	(212)
(136,942,380)

Net realized and unrealized gain (loss)	58,294,422

Net Increase (Decrease) in Net Assets Resulting from Operations	$111,816,561

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$53,522,139	$46,977,544
Net realized gain (loss)	195,236,802	156,585,284
Change in net unrealized appreciation (depreciation)	(136,942,380)	350,875,020
Net increase (decrease) in net assets resulting from operations	111,816,561	554,437,848

Distributions to Shareholders
From net investment income:
Investor Class	(31,929,403)	(32,451,256)
I Class	(10,054,845)	(8,999,573)
Y Class	(2,549)	—
A Class	(1,515,298)	(1,686,305)
C Class	(148,441)	(124,530)
R Class	(1,371,454)	(863,803)
R5 Class	(84)	—
R6 Class	(3,527,513)	(1,637,770)
From net realized gains:
Investor Class	(118,423,502)	(39,808,812)
I Class	(36,529,555)	(8,710,810)
Y Class	(288)	—
A Class	(6,827,040)	(2,478,897)
C Class	(1,771,482)	(522,862)
R Class	(8,415,554)	(1,703,290)
R5 Class	(288)	—
R6 Class	(10,158,117)	(1,805,048)
Decrease in net assets from distributions	(230,675,413)	(100,792,956)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(70,448,871)	96,621,471

Net increase (decrease) in net assets	(189,307,723)	550,266,363

Net Assets
Beginning of period	3,385,867,413	2,835,601,050
End of period	$3,196,559,690	$3,385,867,413

Undistributed net investment income	$761	—

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

18

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2018 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.85% to 1.00%	0.97%
I Class	0.65% to 0.80%	0.77%
Y Class	0.50% to 0.65%	0.62%
A Class	0.85% to 1.00%	0.97%
C Class	0.85% to 1.00%	0.97%
R Class	0.85% to 1.00%	0.97%
R5 Class	0.65% to 0.80%	0.77%
R6 Class	0.50% to 0.65%	0.62%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the

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investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $16,000,405 and $15,654,022, respectively. The effect of interfund transactions on the Statement of Operations was $2,949,262 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 were $1,115,800,011 and $1,298,980,113, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,520,000,000		1,640,000,000
Sold	38,239,252	$341,794,990	56,251,252	$483,211,934
Issued in reinvestment of distributions	16,645,732	147,677,850	8,061,133	70,925,680
Redeemed	(83,829,750)	(752,701,212)	(59,036,495)	(508,891,695)
	(28,944,766)	(263,228,372)	5,275,890	45,245,919
I Class/Shares Authorized	500,000,000		575,000,000
Sold	28,587,515	257,956,737	15,028,430	129,001,523
Issued in reinvestment of distributions	5,152,094	45,809,199	2,016,980	17,685,960
Redeemed	(17,258,883)	(154,296,019)	(29,337,402)	(247,996,653)
	16,480,726	149,469,917	(12,291,992)	(101,309,170)
Y Class/Shares Authorized	50,000,000		N/A
Sold	119,399	1,065,642
Issued in reinvestment of distributions	322	2,837
Redeemed	(15)	(143)
	119,706	1,068,336
A Class/Shares Authorized	90,000,000		160,000,000
Sold	3,529,282	31,579,275	5,774,791	49,728,772
Issued in reinvestment of distributions	812,002	7,195,896	425,838	3,753,179
Redeemed	(8,506,421)	(76,208,050)	(6,535,938)	(55,226,915)
	(4,165,137)	(37,432,879)	(335,309)	(1,744,964)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	533,342	4,686,329	1,135,830	9,766,081
Issued in reinvestment of distributions	207,225	1,804,521	65,993	579,208
Redeemed	(1,310,789)	(11,560,137)	(715,498)	(6,017,956)
	(570,222)	(5,069,287)	486,325	4,327,333
R Class/Shares Authorized	100,000,000		70,000,000
Sold	5,375,932	48,069,823	4,960,151	42,461,865
Issued in reinvestment of distributions	1,104,583	9,787,008	289,845	2,567,093
Redeemed	(1,211,218)	(10,903,868)	(1,088,087)	(9,353,854)
	5,269,297	46,952,963	4,161,909	35,675,104
R5 Class/Shares Authorized	50,000,000		N/A
Sold	557	5,001
Issued in reinvestment of distributions	42	372
	599	5,373
R6 Class/Shares Authorized	130,000,000		50,000,000
Sold	12,243,329	110,457,423	14,828,872	130,218,397
Issued in reinvestment of distributions	1,539,010	13,685,630	387,795	3,442,818
Redeemed	(9,594,882)	(86,357,975)	(2,204,604)	(19,233,966)
	4,187,457	37,785,078	13,012,063	114,427,249
Net increase (decrease)	(7,622,340)	$(70,448,871)	10,308,886	$96,621,471

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the Y Class and R5 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobiles	$19,378,632	$19,402,946	—
Health Care Equipment and Supplies	112,583,392	14,733,199	—
Machinery	—	15,360,005	—
Metals and Mining	—	14,224,927	—
Oil, Gas and Consumable Fuels	362,568,280	71,888,692	—
Pharmaceuticals	314,027,702	24,704,353	—
Other Industries	2,164,652,042	—	—
Temporary Cash Investments	—	54,456,673	—
	$2,973,210,048	$214,770,795	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$223,840	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$118,357	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's

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average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $105,496,555.

The value of foreign currency risk derivative instruments as of March 31, 2018, is disclosed on the Statement of Assets and Liabilities as an asset of $223,840 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $118,357 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2018, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(6,441,118) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(653,309) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$69,911,340	$45,763,237
Long-term capital gains	$160,764,073	$55,029,719

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,601,693,472
Gross tax appreciation of investments	$698,891,851
Gross tax depreciation of investments	(112,604,480)
Net tax appreciation (depreciation) of investments	586,287,371
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	449
Net tax appreciation (depreciation)	$586,287,820
Accumulated long-term gains	$75,894,983
Post-October capital loss deferral	$(40,048)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$8.98	0.14	0.17	0.31	(0.13)	(0.51)	(0.64)	$8.65	3.38%	0.98%	1.59%	35%	$2,043,212
2017	$7.73	0.13	1.39	1.52	(0.12)	(0.15)	(0.27)	$8.98	19.79%	0.98%	1.48%	46%	$2,380,747
2016	$8.55	0.13	(0.28)	(0.15)	(0.15)	(0.52)	(0.67)	$7.73	(1.53)%	0.98%	1.65%	48%	$2,009,044
2015	$8.46	0.13	0.62	0.75	(0.13)	(0.53)	(0.66)	$8.55	8.91%	0.97%	1.54%	45%	$2,003,967
2014	$7.11	0.13	1.34	1.47	(0.12)	—	(0.12)	$8.46	20.82%	0.98%	1.60%	49%	$2,406,139
I Class(3)
2018	$9.00	0.16	0.17	0.33	(0.15)	(0.51)	(0.66)	$8.67	3.58%	0.78%	1.79%	35%	$648,241
2017	$7.75	0.14	1.40	1.54	(0.14)	(0.15)	(0.29)	$9.00	19.98%	0.78%	1.68%	46%	$524,448
2016	$8.56	0.15	(0.27)	(0.12)	(0.17)	(0.52)	(0.69)	$7.75	(1.21)%	0.78%	1.85%	48%	$546,782
2015	$8.47	0.15	0.62	0.77	(0.15)	(0.53)	(0.68)	$8.56	9.10%	0.77%	1.74%	45%	$1,215,076
2014	$7.12	0.14	1.34	1.48	(0.13)	—	(0.13)	$8.47	21.03%	0.78%	1.80%	49%	$749,868
Y Class
2018(4)	$8.98	0.19	0.17	0.36	(0.16)	(0.51)	(0.67)	$8.67	3.94%	0.63%(5)	2.15%(5)	35%(6)	$1,038

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$8.98	0.12	0.17	0.29	(0.11)	(0.51)	(0.62)	$8.65	3.13%	1.23%	1.34%	35%	$116,377
2017	$7.73	0.11	1.39	1.50	(0.10)	(0.15)	(0.25)	$8.98	19.49%	1.23%	1.23%	46%	$158,200
2016	$8.54	0.11	(0.27)	(0.16)	(0.13)	(0.52)	(0.65)	$7.73	(1.65)%	1.23%	1.40%	48%	$138,798
2015	$8.45	0.11	0.62	0.73	(0.11)	(0.53)	(0.64)	$8.54	8.64%	1.22%	1.29%	45%	$365,063
2014	$7.10	0.11	1.34	1.45	(0.10)	—	(0.10)	$8.45	20.55%	1.23%	1.35%	49%	$362,439
C Class
2018	$8.84	0.05	0.17	0.22	(0.04)	(0.51)	(0.55)	$8.51	2.40%	1.98%	0.59%	35%	$28,948
2017	$7.62	0.04	1.36	1.40	(0.03)	(0.15)	(0.18)	$8.84	18.45%	1.98%	0.48%	46%	$35,124
2016	$8.43	0.05	(0.27)	(0.22)	(0.07)	(0.52)	(0.59)	$7.62	(2.42)%	1.98%	0.65%	48%	$26,542
2015	$8.36	0.05	0.60	0.65	(0.05)	(0.53)	(0.58)	$8.43	7.77%	1.97%	0.54%	45%	$29,473
2014	$7.03	0.05	1.33	1.38	(0.05)	—	(0.05)	$8.36	19.64%	1.98%	0.60%	49%	$25,869
R Class
2018	$8.98	0.10	0.16	0.26	(0.08)	(0.51)	(0.59)	$8.65	2.87%	1.48%	1.09%	35%	$158,220
2017	$7.73	0.08	1.40	1.48	(0.08)	(0.15)	(0.23)	$8.98	19.18%	1.48%	0.98%	46%	$116,917
2016	$8.55	0.09	(0.28)	(0.19)	(0.11)	(0.52)	(0.63)	$7.73	(2.02)%	1.48%	1.15%	48%	$68,477
2015	$8.46	0.09	0.62	0.71	(0.09)	(0.53)	(0.62)	$8.55	8.37%	1.47%	1.04%	45%	$52,623
2014	$7.10	0.09	1.35	1.44	(0.08)	—	(0.08)	$8.46	20.39%	1.48%	1.10%	49%	$37,076
R5 Class
2018(4)	$8.98	0.16	0.19	0.35	(0.15)	(0.51)	(0.66)	$8.67	3.80%	0.78%(5)	1.78%(5)	35%(6)	$5

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2018	$9.00	0.17	0.17	0.34	(0.16)	(0.51)	(0.67)	$8.67	3.74%	0.63%	1.94%	35%	$200,518
2017	$7.75	0.16	1.39	1.55	(0.15)	(0.15)	(0.30)	$9.00	20.16%	0.63%	1.83%	46%	$170,432
2016	$8.56	0.16	(0.27)	(0.11)	(0.18)	(0.52)	(0.70)	$7.75	(1.06)%	0.63%	2.00%	48%	$45,959
2015	$8.47	0.17	0.61	0.78	(0.16)	(0.53)	(0.69)	$8.56	9.27%	0.62%	1.89%	45%	$34,116
2014(7)	$7.77	0.14	0.66	0.80	(0.10)	—	(0.10)	$8.47	10.41%	0.62%(5)	2.58%(5)	49%(8)	$3,140

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through March 31, 2018.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(7)	July 26, 2013 (commencement of sale) through March 31, 2014.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of American Century Capital Portfolios, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund, one of the portfolios constituting the American Century Capital Portfolios, Inc. (the “Fund”), as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Value Fund of the American Century Capital Portfolios, Inc. as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 16, 2018

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	68	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	68	None

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Self-employed Consultant	68	Euronet Worldwide Inc.; MGP Ingredients, Inc.
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	70	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Proxy Voting Results

A special meeting of shareholders was held on October 18, 2017, to vote on the following proposal. The proposal received the required votes and was adopted. A summary of voting results is listed below.

To elect four directors to the Board of Directors of American Century Capital Portfolios, Inc.:

	Affirmative	Withhold
Thomas W. Bunn	$24,595,873,549	$400,991,853
Barry Fink	$24,607,840,546	$389,024,856
Jan M. Lewis	$24,616,409,175	$380,456,227
Stephen E. Yates	$24,605,431,961	$391,433,441
The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Andrea C. Hall, James A. Olson, M. Jeannine Strandjord, and John R. Whitten.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2018.

For corporate taxpayers, the fund hereby designates $69,911,340, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2018 as qualified for the corporate dividends received deduction.

The fund hereby designates $17,967,078 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2018.

The fund hereby designates $175,333,469, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2018.

The fund utilized earnings and profits of $14,569,396 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92273 1805

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten, Andrea C. Hall and Jan M. Lewis are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2017:    $196,500
FY 2018:    $180,600

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0 FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0 FY 2018:$0

(c)Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2017:    $0
FY 2018:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:    $0
FY 2018:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0 FY 2018:$0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0 FY 2018:$0

(e)(1)In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2017:    $829,350
FY 2018:    $104,750

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 25, 2018

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 25, 2018